As filed with the Securities and Exchange Commission on January 28, 2016

Securities Act File No. 2-30393

Investment Company Act File No. 811-1735

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 ☒

Pre-Effective Amendment No.    ☐

Post-Effective Amendment No. 65 ☒

and

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 ☒

Amendment No. 46 ☒

FPA NEW INCOME, INC.

(EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

11601 WILSHIRE BLVD., STE. 1200

LOS ANGELES, CALIFORNIA 90025

(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

(310) 473-0225

(REGISTRANT’S TELEPHONE NUMBER, INCLUDING AREA CODE)

J. RICHARD ATWOOD, PRESIDENT

FPA NEW INCOME, INC.

11601 WILSHIRE BLVD., STE. 1200

LOS ANGELES, CALIFORNIA 90025

(NAME AND ADDRESS OF AGENT FOR SERVICE)

COPY TO:

MARK D. PERLOW, ESQ.

DECHERT LLP

ONE BUSH STREET

SUITE 1600

SAN FRANSISCO, CA 94104

Approximate Date of Proposed Public Offering:  As soon as practicable after the effective date of this Registration Statement

It is proposed that this filing will become effective (check appropriate box)

☐                                    immediately upon filing pursuant to paragraph (b)

☒                                  on January 31, 2016 pursuant to paragraph (b)

☐                                    60 days after filing pursuant to paragraph (a)(1)

☐                                    on        pursuant to paragraph (a)(1)

☐                                    75 days after filing pursuant to paragraph (a)(2)

☐                                    on               pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box:

☐                                    this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Title of Securities being Registered:  Common Stock, $0.01 Par Value

FPA New Income, Inc.

PROSPECTUS

FPA New Income, Inc. (FPNIX) seeks current income and long-term total return. Capital preservation is also a consideration. The Fund's investment adviser, First Pacific Advisors, LLC, invests the Fund's assets primarily in a diversified portfolio of debt securities, cash and cash equivalents.

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

January 31, 2016

Distributor:

UMB DISTRIBUTION SERVICES, LLC
235 West Galena Street
Milwaukee, Wisconsin 53212

FPA NEW INCOME, INC.
11601 Wilshire Boulevard, Suite 1200
Los Angeles, California 90025 (310) 473-0225

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FUND SUMMARY

Investment Objective

The Fund's primary investment objective is current income and long-term total return. Capital preservation is also a consideration.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)

Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None
Maximum Deferred Sales Charge (Load) (as a percentage of original sales price or redemption proceeds, as applicable)	None
Redemption Fee (as a percentage of amount redeemed on shares held 90 days or less)	2.00%
Exchange Fee	None

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

Management Fees	0.50%
Distribution (12b-1) Fees	None
Other Expenses	0.08%
Total Annual Fund Operating Expenses	0.58%

Example: This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

One Year	Three Years	Five Years	Ten Years
$59	$186	$324	$726

Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 64%1 of the average value of its portfolio.

1  This amount was previously reported as 29% in the September 30, 2015 Annual Report and has been revised to correct an error in the calculation method.

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Principal Investment Strategies

To pursue the Fund's investment objective, the Fund's investment adviser, First Pacific Advisors, LLC ("FPA" or the "Adviser"), primarily invests in a diversified portfolio of debt securities, cash and cash equivalents. The Fund will under normal circumstances invest in the following instruments, among others:

-  Fixed income securities, which include:

°  Corporate bonds, municipal bonds, bank loans, bonds issued by governments and their agencies and instrumentalities, mortgage-backed pools, sovereign debt, and supra-national agency obligations; and

°  Structured investments, commercial mortgage-backed securities, residential mortgage-backed securities, collateralized mortgage obligations, asset-backed securities, collateralized loan obligations, collateralized debt obligations and structured notes;

-  Common stock if received as a result of a conversion, corporate restructuring or recapitalization;

-  Privately placed securities;

-  Rights that are related to securities that are already held by the Fund; and

-  Currency forwards, currency swaps and other certain currency derivatives, in each case for hedging purposes only.

The Fund generally invests in highly rated debt securities and will invest at least 75% of its total assets, calculated at market value at the time of investment, in debt securities rated at least AA- by Standard and Poor's ("S&P") (or its equivalent) by a nationally recognized statistical rating organization (NRSRO). The Fund may invest up to 25% of its total assets, calculated at market value at the time of investment, in debt securities that are rated below AA- (or its equivalent) by an NRSRO or are unrated. Up to 15% of the Fund's total assets, calculated at market value at the time of investment, may be invested in stripped mortgage securities (such as interest-only and principal-only classes of collateralized mortgage obligations), collateralized mortgage obligations structured as accrual certificates, also known as Z-Bonds, and inverse floating rate debt instruments. The Fund may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis. The Fund may also invest in cash equivalent securities, which may include publicly traded securities issued by the U.S. Government or agencies of the U.S. government, certificates of deposit, commercial paper, repurchase agreements, bankers' acceptances and other similar short-term bonds.

The proportions held in various debt securities will be revised in light of the portfolio managers' appraisal of the economy, the relative yields of securities in various market sectors, the investment prospects for issuers, potential regulatory developments impacting debt securities and other factors.

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In selecting securities, the portfolio managers consider many factors, including yield, credit quality, liquidity, call risk, duration, macroeconomic factors and capital appreciation potential.

Principal Risks

Interest Rate Risk. As with most funds that invest in debt securities, changes in interest rates are one of the most important factors that could affect the value of an investment in the Fund. Interest rate risk is the risk that debt securities will decline in value because of increases in interest rates. If interest rates were to rise from a low level, fixed income securities markets may experience lower prices, increased volatility and lower liquidity. The negative impact on fixed income securities from rate increases, regardless of the cause, could be swift and significant, which could result in significant losses by the Fund, even if such rate increases are anticipated by FPA.

Market Risk. The market price of investments owned by the Fund may go up or down, sometimes rapidly or unpredictably. Fund investments may decline in value due to factors affecting the overall markets, or particular industries or sectors. The value of a holding may decline due to general market conditions that are not specifically related to a particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for an issuer's financial condition, changes in interest or currency rates, domestic or international monetary policy or adverse investor sentiment generally. The value of a holding may also decline due to factors that affect a particular industry or industries, such as competitive conditions within an industry or government regulations. The Fund may experience heavy redemptions that could cause the Fund to liquidate its assets at inopportune times or at a loss or depressed value, which could cause the value of an investment in the Fund to unexpectedly decline.

Mortgage-Backed and Asset-Backed Risk. Mortgage-related and other asset-backed securities represent interests in "pools" of mortgages or other assets such as consumer loans or receivables held in trust and often involve risks that are different from or possibly more acute than risks associated with other types of debt instruments. Mortgage-related securities are subject to prepayment risk and can be highly sensitive to changes in interest rates. Mortgage-backed securities, and in particular those not backed by a government guarantee, are subject to credit risk. The Fund's investments in other asset-backed securities are subject to risks similar to those associated with mortgage-related securities, as well as additional risks associated with the nature of the assets and the servicing of those assets.

Credit Risk. Credit risk refers to the likelihood that an issuer will default on the payment of principal and/or interest on a security. Various factors could affect the issuer's actual or perceived willingness or ability to make timely interest or principal payments, including changes in the issuer's financial condition or in general economic conditions.

Call Risk. Issuers of callable bonds are permitted to redeem these bonds before their final maturity. If an issuer calls a security in which the Fund is invested, the Fund could lose potential price appreciation and be forced to reinvest the proceeds in securities that bear a lower interest rate or more credit risk.

Liquidity Risk. The Fund's investments in illiquid securities may reduce the returns of the Fund because it may not be able to sell the illiquid securities at an advantageous time or price.

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Large Investor Risk. Ownership of shares of the Fund may be concentrated in one or a few large investors. Such investors may redeem shares in large quantities or on a frequent basis. Redemptions by a large investor can affect the performance of the Fund, may increase realized capital gains, may accelerate the realization of taxable income to shareholders and may increase transaction costs. These transactions potentially limit the use of any capital loss carryforwards and certain other losses to offset future realized capital gains (if any). Such transactions may also increase the Fund's expenses.

Management Risk. The Fund is subject to management risk as an actively managed investment portfolio. The portfolio managers' opinion about the intrinsic worth or creditworthiness of a company or security may be incorrect, the portfolio managers may not make timely purchases or sales of securities for the Fund, the Fund's investment objective may not be achieved, or the market may continue to undervalue the Fund's securities. In addition, the Fund may not be able to quickly dispose of certain securities holdings. Moreover, there can be no assurance that all of the Adviser's personnel will continue to be associated with the Adviser for any length of time. The loss of services of one or more key employees of the Adviser, including the Fund's portfolio managers, could have an adverse impact on the Fund's ability to achieve its investment objective.

U.S. Government Securities Risk. Certain U.S. Government securities are supported by the full faith and credit of the United States; others are supported by the right of the issuer to borrow from the U.S. Treasury; others are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; and still others are supported only by the credit of the issuing agency, instrumentality, or enterprise. Although U.S. Government-sponsored enterprises such as the Federal Home Loan Mortgage Corporation (Freddie Mac) and the Federal National Mortgage Association (Fannie Mae) may be chartered or sponsored by Congress, they are not funded by Congressional appropriations, and their securities are not issued by the U.S. Treasury, are not supported by the full faith and credit of the U.S. Government, and involve increased credit risks in comparison to U.S. Treasury securities or other securities supported by the full faith and credit of the U.S. Government.

Over-the-Counter Risk. Securities traded in OTC markets may trade in smaller volumes, and their prices may be more volatile, than securities principally traded on securities exchanges. Such securities may be less liquid than more widely traded securities. In addition, the prices of such securities may include an undisclosed dealer markup, which the Fund pays as part of the purchase price.

Because of these and other risks, you could lose money by investing in the Fund.

Performance Information

The bar chart and Average Annual Total Returns table below provide an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for 1, 5 and 10 calendar years compare with a broad-based securities market index and with a measure of the change in cost of living plus 100 basis points. The chart and table reflect the reinvestment of dividends and other distributions. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

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The Barclays Capital U.S. Aggregate Bond Index is a market capitalization-weighted index, meaning the securities in the index are weighted according to the market size of each bond type. Most U.S. traded investment grade bonds are represented. Municipal bonds, and Treasury Inflation-Protected Securities are excluded, due to tax treatment issues. The index includes Treasury securities, Government agency bonds, mortgage-backed bonds, corporate bonds, and a small amount of foreign bonds traded in the U.S. CPI + 100 is a measure of the consumer price index (CPI) plus an additional 100 basis points. The CPI is calculated by taking price changes for each item in the predetermined basket of goods and averaging them; the goods are weighted according to their importance. Changes in CPI are used to assess price changes associated with the cost of living.

To obtain updated monthly performance information, please visit the Fund's website at www.fpafunds.com or call (800) 982-4372.

The Fund's highest/lowest quarterly results during the time period were:

Highest  2.03%  (Quarter ended 9/30/07)

Lowest  (0.64)%  (Quarter ended 12/31/15)

Average Annual Total Returns (for the periods ended December 31, 2015)	One Year	Five Years	Ten Years
Before Taxes	0.15%	1.31%	2.76%
After Taxes on Distributions(1)	-0.65%	0.09%	1.41%
After Taxes on Distributions and Sale of Fund Shares(1)	0.09%	0.50%	1.62%
Barclays Capital U.S. Aggregate Bond Index (reflects no deductions for fees, expenses or taxes)	0.55%	3.25%	4.51%
CPI + 100	1.67%	2.55%	2.87%

(1)  After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend upon an investor's tax situation and may differ from those shown. After-tax returns presented here are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts ("IRAs"). Early withdrawal from a 401(k) account or an IRA could lead to taxation of the withdrawn amount as ordinary income and could be subject to an additional tax penalty.

Investment Adviser

First Pacific Advisors, LLC is the Fund's investment adviser.

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Portfolio Managers

Thomas H. Atteberry, Vice President of the Fund, and Partner of the Adviser, has served as a portfolio manager since November 2004, and, together with Mr. Patwardhan, is primarily responsible for the day-to-day management of the Fund's portfolio.

Abhijeet Patwardhan, Vice President of the Fund since November 2015, and Managing Director (since November 2015) and a Director of Research (since April 2015) of the Adviser, has served as a portfolio manager since November 2015, and, together with Mr. Atteberry, is primarily responsible for the day-to-day management of the Fund's portfolio.

Purchase and Sale of Fund Shares

Investors may purchase or redeem Fund shares on any business day by written request, check, wire, ACH (Automated Clearing House), telephone, or through dealers as further described in this prospectus. You may conduct transactions by mail (FPA Funds, c/o UMB Fund Services, Inc., P.O. Box 2175, Milwaukee, WI 53201-2175, or 235 West Galena Street, Milwaukee, WI 53212), by wire, or by telephone at (800) 638-3060. Purchases and redemptions by telephone are only permitted if you previously established this option in your account. You can use the Account Application for initial purchases.

The minimum initial investment is $1,500, and each subsequent investment must be at least $100. If you are eligible, you can establish an IRA (individual retirement account) and/or other retirement plan with a $100 minimum initial investment and an expressed intention to increase the investment to $1,500 within 12 months. No minimum is imposed for subsequent investments in these accounts. All purchases made by check should be in U.S. dollars and made payable to the FPA Funds. Third party, starter or counter checks will not be accepted. A charge may be imposed by your bank and/or the Fund if a check does not clear.

Subsequent investments and redemptions can be made directly through UMB Fund Services, Inc.

Tax Information

The Fund's distributions are taxable and will be taxed as ordinary income and/or long- term capital gain, unless you are investing through a tax-deferred arrangement, such as an IRA or 401(k) plan.

Payments to Broker-Dealers and Other Financial Intermediaries

Brokers, dealers, banks, trust companies and other financial representatives may receive compensation from the Fund or its service providers for providing a variety of services, which may include record keeping, transaction processing for shareholders' accounts and certain shareholder services not currently offered to shareholders that deal directly with the Fund. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's web site for more information.

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Details about the Fund

INVESTMENT OBJECTIVE

The Fund's primary investment objective is current income and long-term total return. Capital preservation is also a consideration.

PRINCIPAL INVESTMENT STRATEGIES

To pursue the Fund's investment objective, the Adviser primarily invests in a diversified portfolio of debt securities, cash and cash equivalents. The Fund will under normal circumstances invest in the following instruments, among others:

-  Fixed income securities, which include:

°  Corporate bonds, municipal bonds, bank loans, bonds issued by governments and their agencies and instrumentalities, mortgage-backed pools, sovereign debt, and supra-national agency obligations; and

°  Structured investments, commercial mortgage-backed securities, residential mortgage-backed securities, collateralized mortgage obligations, asset-backed securities, collateralized loan obligations, collateralized debt obligations and structured notes;

-  Common stock if received as a result of a conversion, corporate restructuring or recapitalization;

-  Privately placed securities;

-  Rights that are related to securities that are already held by the Fund; and

-  Currency forwards, currency swaps and other certain currency derivatives, in each case for hedging purposes only.

The Fund generally invests in highly rated debt securities and will invest at least 75% of its total assets, calculated at market value at the time of investment, in debt securities rated at least AA- by S&P (or its equivalent) by an NRSRO. The Fund may invest up to 25% of its total assets, calculated at market value at the time of investment, in debt securities that are rated below AA- (or its equivalent) by an NRSRO or are unrated. Up to 15% of the Fund's total assets, calculated at market value at the time of investment, may be invested in stripped mortgage securities (such as interest-only and principal-only classes of collateralized mortgage obligations), collateralized mortgage obligations structured as accrual certificates, also known as Z-Bonds, and inverse floating rate debt instruments. The Fund may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis. The Fund may also invest in cash equivalent securities, which may include publicly traded securities issued by the U.S. Government or agencies of the U.S. government,

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certificates of deposit, commercial paper, repurchase agreements, bankers' acceptances and other similar short-term bonds.

The proportions held in various debt securities will be revised in light of the Adviser's appraisal of the economy, the relative yields of securities in various market sectors, the investment prospects for issuers, potential regulatory developments impacting debt securities and other factors. In selecting securities, the Adviser considers many factors, including yield, credit quality, liquidity, call risk, duration, macroeconomic factors and capital appreciation potential.

ADDITIONAL INFORMATION ABOUT PRINCIPAL INVESTMENT STRATEGIES

To pursue the Fund's investment objective, the Fund's investment adviser, FPA, primarily invests in a diversified portfolio of debt securities, cash and cash equivalents, including but not limited to the following securities:

U.S. Government Securities. The U.S. government sector includes fixed-income securities issued by the U.S. government or its agencies and instrumentalities, such as U.S. Treasury and U.S. government agency securities, mortgage pass-through securities, including Government National Mortgage Association (Ginnie Mae), Federal Home Loan Mortgage Corporation (Freddie Mac) and the Federal National Mortgage Association (Fannie Mae), and agency mortgage-backed securities.

Mortgage-Backed Securities. In addition to the U.S. government mortgage-pass through securities described above, the mortgage sector includes non-agency mortgage-backed securities, such as CMOs, commercial-mortgage backed securities, residential mortgage-backed securities and single- and multi-class pass-through securities. Mortgage-backed securities represent direct or indirect participation in mortgage loans secured by real property.

Stripped Securities. Some of the U.S. government and non-agency mortgage-pass through and mortgage-backed securities in which the Fund invests are "stripped securities" i.e., they represent distributions of a specific source of cash flow on a pool of mortgage assets (e.g. interest payments, principal payments, prepayment penalties). The Fund may invest in stripped securities which can be highly sensitive to the rate of principal payments on the underlying mortgage securities. Stripped securities can produce higher yields than more traditional securities. However, stripped mortgage securities are highly sensitive to changes in interest and prepayment rates. As a result, such securities are extremely volatile.

Asset-Backed Securities. Asset-backed securities are bonds issued through special purpose vehicles and backed by pools of loans, other receivables or other assets. Asset-backed securities are created from many types of assets, such as home equity loans, auto loans, student loans and credit card receivables. The credit quality of an asset-backed security depends on the quality and performance of the underlying assets and/or the level of any credit support provided by the securitization structure. The proportions of the Fund's portfolio invested in various types of asset-backed securities will depend on many factors, including FPA's appraisal of the economy, yield, credit quality, macroeconomic factors and capital appreciation potential, among others. To the extent

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the Fund focuses its investments in a particular type of asset-backed security, it may be more susceptible to economic conditions and risks affecting that type of asset-backed security.

Corporate Debt Securities. The Fund may invest in corporate bonds, bank debt, notes and commercial paper of varying maturities and may invest in domestic bonds, bank debt and notes and those issued by foreign corporations and governments. Issuers of these securities have a contractual obligation to pay interest at a specified rate on specified date and to repay principal on a specified maturity date, and may have provisions that allow the issuer to redeem or "call" the security before its maturity.

Sovereign and Government-Related Debt. Sovereign debt includes securities issued or guaranteed by a foreign sovereign government or its agencies, authorities, or political subdivisions. Government-related debt includes securities issued by non-U.S. regional or local governmental entities or government-controlled entities. In the event an issuer of sovereign debt or government-related debt is unable or unwilling to make scheduled payments of interest or principal, holders may be asked to participate in a restructuring of the debt and to extend further credit to the issuer.

Foreign Securities. Up to 25% of the Fund's total assets, measured at the time of investment, may be invested in securities of foreign governments and corporations or in securities that are not denominated in U.S. dollars. Securities of foreign governments and corporations entail additional risks compared to investments in securities of the U.S. government or U.S. issuers. For purposes of this prospectus, foreign (or non-U.S.) issuers are generally non-U.S. governments or companies organized outside the United States, but the Fund may make a different designation in certain circumstances.

Covered Bonds. Covered bonds are debt securities issued by banks and are secured by collateral, typically mortgages. In the event of a default, bondholders also have an unsecured claim against the issuing bank if the underlying collateral is insufficient to repay amounts owing in respect of the bonds.

Cash Equivalents. Cash equivalents are short-dated instruments that are readily convertible into cash. They may include bank obligations, commercial paper, and repurchase agreements. Bank obligations include certificates of deposit and bankers' acceptances. Commercial paper is a short-term promissory note issued by a corporation, which may have a floating or variable rate. Repurchase agreements are transactions under which the Fund purchases a security from a dealer counterparty and agrees to resell the security on a specified future date at the same price, plus a specified interest rate.

Depositary Receipts. The Fund may invest in depositary receipts, including American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs"), Global Depositary Receipts ("GDRs") and Global Depositary Notes ("GDNs"), which are certificates evidencing ownership of securities of a foreign issuer. Depositary receipts may be sponsored by the foreign issuer or unsponsored. Depositary receipts are subject to the risks of changes in currency or exchange rates and the risks of investing in foreign securities that they evidence or into which they may be converted. The issuers of unsponsored depositary receipts are not obligated to disclose information that would be considered material in the U.S., or to pass through to shareholders any voting rights

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with respect to the deposited securities. Therefore, there may be less information available regarding these issuers, and there may not be a correlation between such information and the market value of the depositary receipts.

Zero Coupon Securities. Special tax considerations are associated with investing in high yield bonds structured as zero coupon or pay-in-kind securities. The Fund does not receive any cash interest on such bonds until the bond matures, but the interest on these securities is accrued as income. Similarly, the inflation accretion income recorded on inflation-indexed notes is not received until maturity. The Internal Revenue Code requires the Fund to distribute such income to its shareholders. Thus, the Fund may have to dispose of securities when it might not want to in order to provide the cash necessary to make distributions to those shareholders who do not reinvest dividends.

Temporary Investments and Other Measures. As a temporary measure for defensive purposes, the Fund may invest up to 100% of its assets in short-term investments, including cash or cash equivalents, corporate debt, or direct or indirect US and non-US government and agency obligations, money market instruments, bank obligations, commercial paper, corporate notes and repurchase agreements. The Fund may make these investments or increase its investment in these securities when the managers are unable to find enough attractive long-term investments, to reduce exposure to the Fund's primary investments when the managers believe it is advisable to do so, during periods of significant shareholder redemptions or when adverse or unusual market, economic, political or other conditions exist. The Fund may take such portfolio positions for as long a period as deemed necessary. In doing so, the Fund may succeed in avoiding losses but may otherwise fail to achieve its investment objective. However, there can be no guarantee that a defensive strategy will be successful. Investing defensively may adversely affect Fund performance. During these times, the managers may make frequent portfolio holding changes, which could result in increased trading expenses and taxes, and decreased Fund performance.

As part of its normal operations, the Fund may hold cash or invest a portion of its portfolio in short-term interest bearing US dollar denominated securities, pending investments or to provide for possible redemptions. Investments in such short-term debt securities can generally be sold easily and have limited risk of loss, but earn only limited returns. The Fund may increase its cash holdings and/or such short-term investments in anticipation of a greater than normal number of shareholder redemptions.

The Adviser's emphasis on a value-oriented investment approach could result in a portfolio that does not reflect the national economy, differs significantly from broad market indices and consists of securities considered by the average investor to be unpopular or unfamiliar.

Percentage Investment Limitations. Unless otherwise stated, all percentage limitations on Fund investments listed in this prospectus will apply at the time of investment. The Fund would not violate these limitations unless an excess or deficiency occurs or exists immediately after and as a result of an investment.

Other Investments and Techniques. The Fund may invest in other types of securities and use a variety of investment techniques and strategies which are not principal investment strategies and

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are not described in this Prospectus. These securities and techniques may subject the Fund to additional risks. Please see the Statement of Additional Information (the "SAI") for additional information about the securities and investment techniques described in this prospectus and about additional securities and techniques that may be used by the Fund.

ADDITIONAL INFORMATION ABOUT PRINCIPAL RISKS

Interest Rate Risk. As with most funds that invest in debt securities, changes in interest rates are one of the most important factors that could affect the value of an investment in the Fund. Interest rate risk is the risk that debt securities will decline in value because of increases in interest rates. Rising interest rates tend to cause the prices of debt securities (especially those with longer maturities) and the Fund's share price to fall. Generally, bonds with longer maturities have a greater duration and thus are subject to greater price volatility from changes in interest rates. Adjustable rate instruments also react to interest rate changes in a similar manner although generally to a lesser degree (depending, however, on the characteristics of the reset terms, including the index chosen, frequency of reset and reset caps or floors, among other things). Low interest rates may pose heightened risks with respect to investments in fixed income securities. If interest rates were to rise from a low level, fixed income securities markets may experience lower prices, increased volatility and lower liquidity. The negative impact on fixed income securities from rate increases, regardless of the cause, could be swift and significant, which could result in significant losses by the Fund, even if such rate increases are anticipated by FPA.

Market Risk. The market price of investments owned by the Fund may go up or down, sometimes rapidly or unpredictably. Fund investments may decline in value due to factors affecting the overall markets, or particular industries or sectors. The value of a holding may decline due to general market conditions that are not specifically related to a particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for an issuer's financial condition, changes in interest or currency rates, domestic or international monetary policy or adverse investor sentiment generally. The value of a holding may also decline due to factors that affect a particular industry or industries, such as competitive conditions within an industry or government regulations. The Fund may experience heavy redemptions, which could cause the Fund to liquidate its assets at inopportune times or at a loss or depressed value, which could cause the value of an investment in the Fund to unexpectedly decline.

Mortgage-Related and Asset-Backed Risk. Mortgage-related and other asset-backed securities represent interests in "pools" of mortgages or other assets such as consumer loans or receivables held in trust and often involve risks that are different from or possibly more acute than risks associated with other types of debt instruments. Mortgage-related securities are subject to prepayment risk and, thus, can be highly sensitive to changes in interest rates. Generally, in a period of rising interest rates, individual borrowers are less likely to exercise prepayment options which tends to extend the expected maturity of mortgage-related securities, making them more sensitive to changes in interest rates. As a result, if the Fund holds mortgage-related securities, rising interest rates may cause the Fund to exhibit additional volatility due to the increased expected average life of its mortgage-related holdings. When interest rates decline, borrowers may pay their mortgages sooner than expected. These prepayments can reduce the returns of the Fund because the Fund may realize losses on securities that were acquired at a premium to par and the Fund may have to reinvest

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the proceeds from prepayments at the lower prevailing interest rates which can reduce the Fund's yield.

Mortgage-related securities may be either pass-through securities or collateralized mortgage obligations ("CMOs"). Pass-through securities represent a right to receive principal and interest payments collected on a pool of mortgages which are passed through to security holders. CMOs are created by dividing the principal and interest payments collected on a pool of mortgages into several cash flow streams ("tranches") with different priority rights to portions of the underlying mortgage payments. Certain CMO tranches may represent a right to receive specific sources of cash flow such as interest-only ("IOs") or principal-only ("POs"). These securities are frequently referred to as "stripped securities" and may be extremely sensitive to changes in interest rates. Stripped securities can produce higher yields than more traditional securities. However, stripped mortgage securities are highly sensitive to changes in interest and prepayment rates. As a result, such securities are extremely volatile. For example, generally, the value of principal-only stripped mortgage-related securities fall as interest rates rise, whereas the value of interest-only stripped mortgage-related securities rise as interest rates rise, and vice versa. If the Fund invests in CMO tranches (including CMO tranches issued by government agencies) and interest rates move in a manner not anticipated by the managers, it is possible that the Fund could lose all or substantially all of its investment. The market prices of CMOs structured as accrual certificates (also known as "Z-Bonds") are affected to a greater extent by interest rate changes and therefore tend to be more volatile than securities which pay current interest in cash. Mortgage-related securities, and in particular those not backed by a government guarantee, are subject to credit risk.

The Fund's investments in other asset-backed securities are subject to risks similar to those associated with mortgage-related securities, as well as additional risks associated with the nature of the assets and the servicing of those assets. Payment of principal and interest on asset-backed securities may be largely dependent upon the cash flows generated by the assets backing the securities, and asset-backed securities may not have the benefit of any security interest in the related assets. Certain asset-backed securities, including securities backed by auto loans, are subject to subprime lending and loan-to-value risk. One of the most significant risks to a holder of an auto loan asset-backed security is the fluctuation of the value of the loans acquired. The higher the loan-to-value ratio, the riskier the loan is for a lender. Further, subprime loans underlying auto loan asset-backed securities may have higher default rates than loans that meet more stringent underwriting requirements.

Credit Risk. Credit risk refers to the likelihood that an issuer will default on the payment of principal and/or interest on a security. Various factors could affect the issuer's actual or perceived willingness or ability to make timely interest or principal payments, including changes in the issuer's financial condition or in general economic conditions. In addition, lack of or inadequacy of collateral or credit enhancements for a fixed income security may affect its credit risk. Below investment grade securities predominantly have more risk with respect to the issuer's ability to pay interest and repay principal when due, and therefore involve a greater risk of default or nonpayment. Credit risk of a security may change over time, and securities which are rated by ratings agencies are often reviewed and may be subject to downgrade. However, ratings are only opinions of the agencies issuing them and are not absolute guarantees as to quality.

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Call Risk. Issuers of callable bonds are permitted to redeem these bonds before their final maturity. Issuers may call outstanding securities before maturity for a number of reasons, including decreases in prevailing interest rates or improvements to the issuer's credit profile. If an issuer calls a security in which the Fund is invested, the Fund could lose potential price appreciation and be forced to reinvest the proceeds in securities that bear a lower interest rate or more credit risk.

Liquidity Risk. The Fund's investments in illiquid securities may reduce the returns of the Fund because it may not be able to sell the illiquid securities at an advantageous time or price. Investments in high yield securities, foreign securities, derivatives or other securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk. Certain investments in private placements and Rule 144A securities may be considered illiquid investments. Lower-rated debt securities tend to be less liquid than higher-rated securities. Illiquid securities may trade at a discount from comparable, more liquid investments, and may be subject to wider fluctuations in market value. Furthermore, reduced number and capacity of dealers and other counterparties to "make markets" in fixed income securities, in connection with the growth of the fixed income markets, may increase liquidity risk with respect to the Fund's investments in fixed income securities. When there is no willing buyer and investments cannot be readily sold, the Fund may have to lower the selling price, sell other investments, or may not be able to sell the securities at all and may have to forego another, more appealing investment opportunity, any of which could have a negative effect on the Fund's performance. These securities may also be difficult to value and their values may be more volatile because of liquidity risk. Increased Fund redemption activity may negatively impact Fund performance and increase liquidity risk due to the need of the Fund to sell portfolio securities. Regulatory changes may further constrain the ability of market participants to create liquidity, particularly in times of increased market volatility.

Large Investor Risk. Ownership of shares of the Fund may be concentrated in one or a few large investors. Such investors may redeem shares in large quantities or on a frequent basis. Redemptions by a large investor can affect the performance of the Fund, may increase realized capital gains, may accelerate the realization of taxable income to shareholders and may increase transaction costs. These transactions potentially limit the use of any capital loss carryforwards and certain other losses to offset future realized capital gains (if any). Such transactions may also increase the Fund's expenses.

Management Risk. The Fund is subject to management risk as an actively managed investment portfolio. The Fund's portfolio managers will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results. FPA's opinion about the intrinsic worth or creditworthiness of a company or security may be incorrect, FPA may not make timely purchases or sales of securities for the Fund, the Fund's investment objective may not be achieved, or the market may continue to undervalue the Fund's securities. In addition, the Fund may not be able to quickly dispose of certain securities holdings. Moreover, there can be no assurance that all of the Adviser's personnel will continue to be associated with the Adviser for any length of time. The loss of services of one or more key employees of the Adviser, including the Fund's portfolio managers, could have an adverse impact on the Fund's ability to achieve its investment objective.

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Private Placements and Restricted Securities Risk. Private placement securities are securities that are not registered under the federal securities laws, and are generally eligible for sale only to certain eligible investors. The Fund may invest in securities that are purchased in private placements. Because there may be relatively few potential purchasers for such investments, especially under adverse market or economic conditions or in the event of adverse changes in the financial condition of the issuer, the Fund could find it more difficult to sell such securities when FPA believes it advisable to do so or may be able to sell such securities only at prices lower than if such securities were more widely held. At times, it may also be more difficult to determine the fair value of such securities for purposes of computing the net asset value of the Fund. The sale of such investments may also be restricted under securities laws.

U.S. Government Securities Risk. Certain U.S. Government securities are supported by the full faith and credit of the United States; others are supported by the right of the issuer to borrow from the U.S. Treasury; others are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; and still others are supported only by the credit of the issuing agency, instrumentality, or enterprise. Although U.S. Government-sponsored enterprises such as the Federal Home Loan Mortgage Corporation (Freddie Mac) and the Federal National Mortgage Association (Fannie Mae) may be chartered or sponsored by Congress, they are not funded by Congressional appropriations, and their securities are not issued by the U.S. Treasury, are not supported by the full faith and credit of the U.S. Government, and involve increased credit risks in comparison to U.S. Treasury securities or other securities supported by the full faith and credit of the U.S. Government. Any security guaranteed by the U.S. government or its agencies or instrumentalities, or a security backed by the U.S. Treasury or the full faith and credit of the United States, is guaranteed or backed only as to the timely payment of interest and principal when held to maturity, but the market values for such securities are not guaranteed and will fluctuate.

Any market movements, regulatory changes or changes in political or economic conditions that affect the U.S. government agencies or instrumentalities in which the Fund invests may have a significant impact on the Fund's performance. Events that would adversely affect the market prices of securities issued or guaranteed by one government agency or instrumentality may adversely affect the market price of securities issued or guaranteed by other government agencies or instrumentalities. Because many types of U.S. government securities trade actively outside the United States, their prices may rise and fall as changes in global economic conditions affect the demand for these securities.

Risks Associated with Investing in High Yield Securities. High yield bonds, which are sometimes called "junk" bonds, are highly speculative securities that are usually issued by smaller, less credit-worthy and/or highly leveraged (indebted) companies. Because investment in lower-rated or unrated securities involves greater investment risk, achievement of the Fund's investment objective is more dependent on FPA's credit analysis than with respect to the Fund's investments in higher-rated securities. FPA does not employ a rating valuation for unrated securities. Decisions to purchase and sell these securities are based on FPA's evaluation of their investment potential and not on the ratings assigned by credit agencies. Compared with investment-grade bonds, high yield bonds carry a greater degree of risk and are less likely to make payments of interest and principal. Compared to investment-grade debt securities, market developments and the financial and business conditions of the corporation issuing high yield securities influence high yield securities price and liquidity

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more than changes in interest rates when compared to investment grade debt securities. Lower-rated securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than investment grade securities. A projection of an economic downturn, for example, could cause a decline in the prices of lower-rated securities because the advent of a recession could lessen the ability of a highly leveraged company to make principal and interest payments on its debt securities. New laws and proposed new laws could negatively impact the market for high-yield bonds. Insufficient liquidity in the high yield bond market may make it more difficult to dispose of high yield bonds and may cause the Fund to experience sudden and substantial price declines. A lack of reliable, objective data or market quotations may make it more difficult to value high yield bonds accurately. There is no limit on the ratings of high yield securities that may be purchased or held by the Fund, and the Fund may invest in securities that are in default.

Risks Associated with Investing in Repurchase Agreements. A repurchase agreement is a short-term investment. The Fund acquires a debt security that the seller agrees to repurchase at a future time and set price. If the seller declares bankruptcy or defaults, the Fund may incur delays and expenses liquidating the security. The security may also decline in value or fail to provide income.

Sovereign Debt Risk. An issuer of sovereign debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due. In the event of a default by a governmental entity on a sovereign debt obligation, there may be few or no effective legal remedies for collecting on such debt.

Foreign Investment Risk. Non-U.S. securities involve some special risks such as exposure to potentially adverse foreign political and economic developments; market instability; nationalization and exchange controls; potentially lower liquidity and higher volatility; possible problems arising from accounting, disclosure, settlement, and regulatory practices that differ from U.S. standards; foreign taxes that could reduce returns; higher transaction costs and foreign brokerage and custodian fees; inability to vote proxies, exercise shareholder or bondholder rights, pursue legal remedies, and obtain judgments with respect to foreign investments in foreign courts; possible insolvency of a sub-custodian or securities depository; and fluctuations in foreign exchange rates that decrease the investment's value (although favorable changes can increase its value). Non-U.S. markets may decline due to conditions unique to an individual country or within a region, including unfavorable economic conditions relative to the United States or political and social instability or unrest. There may be increased risk of delayed settlement of portfolio transactions or loss of certificates of portfolio securities. Governments in certain foreign countries participate to a significant degree, through ownership or regulation, in their respective economies. Action by such a government could have a significant effect on the market price of securities issued in its country. Certain of these risks may also apply to securities of U.S. issuers with significant non-U.S. operations.

Risks Associated with Investing in Convertible Securities. A convertible security is a bond, debenture, or note that may be exchanged for particular common stocks in the future at a predetermined price or formula within a specified period of time. A convertible security entitles the holder to receive interest paid or accrued on the debt security until the convertible security matures or is redeemed. Prior to redemption, convertible securities provide benefits similar to nonconvertible debt securities in that they generally provide income with higher yields than those of similar common stocks. Convertible securities may entail less risk than the corporation's common

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stocks. Convertible securities are generally not investment grade. The risks of nonpayment of the principal and interest increase when debt securities are rated lower than investment grade or are not rated.

Risks Associated with Deep Discount Securities. The high yield securities in which the Fund may invest may from time to time include debt securities of companies that are financially troubled, in default or are in bankruptcy or reorganization. These securities are called "Deep Discount Securities" and are deeply discounted from their face value. The Fund will invest in Deep Discount Securities when FPA believes that the issuer's financial condition is likely to improve. A debt instrument purchased at a deep discount, but prior to default, may pay a very high effective yield. If the issuer's financial condition improves, the underlying value of the securities may increase and result in a capital gain. If the issuer cannot meet its debt obligations, however, the Deep Discount Securities may stop generating income and lose its value or become worthless. FPA will balance the benefits of Deep Discount Securities with their risks. A diversified portfolio may reduce the overall impact of a Deep Discount Security in default or reduced in value, but the risk cannot be eliminated. A lack of reliable, objective data or market quotations may make it more difficult to value deep discount securities accurately. Insufficient liquidity in the deep discount security market may make it more difficult to dispose of such securities and may cause the Fund to experience sudden and substantial price declines.

Over-the-Counter Risk. Securities traded in OTC markets may trade in smaller volumes, and their prices may be more volatile, than securities principally traded on securities exchanges. Such securities may be less liquid than more widely traded securities. In addition, the prices of such securities may include an undisclosed dealer markup, which the Fund pays as part of the purchase price.

ARM Risk. During periods of extreme fluctuations in interest rates, the resulting fluctuations of ARM rates could affect the ARMs' market value. Most ARMs generally have annual reset limits or "caps". Fluctuations in interest rates above these levels, thus, could cause the mortgage-backed securities to "cap out" and to behave more like long-term, fixed-rate debt securities. During periods of declining interest rates, of course, the coupon rates may readjust downward and result in lower yields. Because of this feature, the value of ARMs will likely not rise during periods of declining interest rates to the same extent as fixed-rate instruments.

Because of these and other risks, you could lose money by investing in the Fund. For more information about the Fund and its investments, please see the Fund's SAI.

Portfolio Holdings Disclosure

A description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the Fund's SAI. For instructions on how to obtain an SAI, please refer to the back cover of this Prospectus.

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Management of the Fund

First Pacific Advisors, LLC is the Fund's investment adviser. Together with its predecessor organizations, First Pacific Advisors, LLC has been in the investment advisory business since 1954 and has served as the Fund's investment adviser since 1984. The Adviser manages assets of approximately $30 billion for seven investment companies, including one closed-end investment company, and more than 40 institutional and sub-advised accounts. First Pacific Advisors, LLC is headquartered at 11601 Wilshire Boulevard, Suite 1200, Los Angeles, California 90025. The Adviser manages the Fund's business. The portfolio managers, who are affiliated with the Adviser, select investments for the Fund. The total management fee rate paid by the Fund, as a percentage of daily net assets, for the previous fiscal year was 0.50%.

A discussion regarding the basis for the Board of Directors' approval of the investment advisory agreement with First Pacific Advisors, LLC is available in the Fund's annual report dated September 30, 2015.

Portfolio Managers

Thomas H. Atteberry, Vice President (since June 2015) and Portfolio Manager of the Fund (since November 2004) and Partner of the Adviser (since October 2006), is primarily responsible for the day-to-day management of the Fund's portfolio.

Abhijeet Patwardhan, Vice President and Portfolio Manager of the Fund since November 2015, and Managing Director (since November 2015) and a Director of Research (since April 2015) of the Adviser, together with Mr. Atteberry, is primarily responsible for the day-to-day management of the Fund's portfolio. Previously Mr. Patwardhan served as Senior Vice President of the Adviser from January 2014 to November 2015 and as an analyst and Vice President of the Adviser from June 2010 to December 2013.

The SAI provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers and the Portfolio Managers' ownership of shares of the Fund.

Investing with the Fund

PURCHASE AND INVESTMENT MINIMUMS

You can purchase shares by contacting any investment dealer authorized to sell the Fund's shares. You can obtain the Account Application for initial purchases. The minimum initial investment is $1,500, and each subsequent investment, which can be made directly to UMB Fund Services, Inc., must be at least $100 (however, as described herein, no minimum investment amount is imposed for subsequent investments in retirement plans). All purchases made by check should be in U.S. dollars and made payable to the FPA Funds. Third party, starter or counter checks will not be accepted. A charge may be imposed if a check does not clear.

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SHARE PRICE

Net Asset Value. The Fund calculates its share price, also called net asset value, as of the close of trading on the New York Stock Exchange ("NYSE"), every day the NYSE is open, normally 4:00 p.m. Eastern time. The NYSE is closed not only on weekends but also on customary holidays, which currently are New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Foreign securities owned by the Fund may trade on weekends or other days when the Fund does not price its shares. As a result, the Fund's net asset value may change on days when you will not be able to purchase or redeem the Fund's shares. The share price is rounded to the nearest cent per share and equals the market value of all portfolio securities plus other assets, less all liabilities, divided by the number of Fund shares outstanding. Orders received by dealers before the NYSE closes on any business day are priced based on the share price for that day. Orders received by UMB Fund Services, Inc. at the Fund's P.O. Box address are priced based upon the Fund's share price at the close of trading on the day received at the P.O. Box.

Equity securities are generally valued each day at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are principally traded, as of the close of business on that day. If there have been no sales that day, equity securities are generally valued at the last available bid price. Securities that are unlisted and fixed-income and convertible securities listed on a national securities exchange for which the over-the-counter market more accurately reflects the securities' value in the judgment of the Fund's officers, are valued at the most recent bid price. However, most fixed income securities are generally valued at prices obtained from pricing vendors. Vendors value such securities based on one or more of the following inputs: transactions, bids, offers quotations from dealers and trading systems, spreads and other relationships observed in the markets among comparable securities, benchmarks, underlying equity of the issuer, and proprietary pricing models such as cash flows, financial or collateral performance and other reference data (includes prepayments, defaults, collateral, credit enhancements, and interest rate volatility). Short-term corporate notes with maturities of 60 days or less are valued at amortized cost.

Securities for which representative market quotations are not readily available or are considered unreliable by the Adviser are valued as determined in good faith under procedures adopted by authority of the Fund's Board of Directors. Various inputs may be reviewed in order to make a good faith determination of a security's value. These inputs include, but are not limited to, the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions. Fair valuations and valuations of investments that are not actively trading involve judgment and may differ materially from valuations of investments that would have been used had greater market activity occurred.

Orders received by authorized dealers, certain retirement plans and certain other financial intermediaries before the NYSE closes, if communicated to UMB Fund Services, Inc. by later deadlines on the following business day, are priced at the share price for the prior business day. The share price for sales (redemptions) of Fund shares is the first share price determined after UMB

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Fund Services, Inc. receives a properly completed request, except that sale orders received by an authorized dealer, certain retirement plans and certain other financial intermediaries before the NYSE closes are priced at the closing price for that day if communicated to UMB Fund Services, Inc. within the times specified by the Fund. No other action is required by the shareholder who places an order with a financial intermediary.

How to Buy Fund Shares

Investors may purchase Fund shares on any business day by written request, check, wire, ACH (Automated Clearing House), telephone, or through dealers as further described in this prospectus. You may conduct transactions by mail (FPA Funds, c/o UMB Fund Services, Inc., P.O. Box 2175, Milwaukee, WI 53201-2175, or 235 West Galena Street, Milwaukee, WI 53212), by wire, or by telephone at (800) 638-3060. Purchases and redemptions by telephone are only permitted if you previously established this option in your account. You can use the Account Application for initial purchases.

The minimum initial investment is $1,500, and each subsequent investment must be at least $100. If you are eligible, you can establish an IRA and/or other retirement plan with a $100 minimum initial investment and an expressed intention to increase the investment to $1,500 within 12 months. No minimum is imposed for subsequent investments in these accounts. All purchases made by check should be in U.S. dollars and made payable to the FPA Funds. Third party, starter or counter checks will not be accepted. A charge may be imposed if a check does not clear.

Subsequent investments can be made directly through UMB Fund Services, Inc.

How to Redeem Your Shares

Redeeming (Selling) Your Shares—Redemption Payments May Be Made By Check, Wire or ACH. You can redeem (sell) for cash without charge (except a 2% redemption fee, if applicable, as described below) any or all of your Fund shares at any time by sending a written request to UMB Fund Services, Inc. Faxes are not acceptable. You can also place redemption requests through dealers, but they may charge a fee. If you are selling Fund shares from a retirement plan, you should consult the plan documentation concerning federal tax consequences and consult your plan custodian about procedures.

In the case of an exchange of shares subject to a 2% redemption fee within 90 days of purchase, the shares acquired by exchange also are subject to a 2% redemption fee if redeemed (except by exchange) within 90 days of the exchange (not the initial purchase).

A check will be mailed to you within seven days after UMB Fund Services, Inc. receives a properly completed request (as described below under "Written Requests"). If you purchase shares by check and request a redemption before the check has cleared, the Fund may postpone payment of your redemption proceeds up to 15 days while the Fund waits for the check to clear.

The right of redemption can be suspended and the payment therefore may be postponed for more than seven days during any period when: (a) the NYSE is closed for other than customary weekends

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or holidays; (b) trading on the NYSE is restricted; (c) an emergency exists as a result of which disposal by the Fund of securities it owns is not reasonably practicable or it is not reasonably practicable for the Fund to fairly determine the value of its net assets; or (d) the Securities and Exchange Commission, by order, so permits.

2% Redemption Fee. The Fund will deduct a 2% redemption fee from the redemption proceeds of any shareholder redeeming shares of the Fund held for less than 90 days. In determining how long shares of the Fund have been held, the Fund assumes that shares held by the investor the longest period of time will be sold first.

The ability of the Fund to assess the redemption fee on the underlying shareholders of omnibus accounts maintained by brokers, retirement plan accounts and approved fee-based program accounts is severely limited in those instances in which the broker, retirement plan administrator or fee-based program sponsor maintains the underlying shareholder account and may be further limited by their systems limitations. Further, the Fund may not apply the redemption fee to certain types of redemptions that officers of the Fund believe are not part of a pattern of frequent trading to profit from short-term securities market fluctuations, such as: redemptions of shares through automatic rebalancing programs or systematic withdrawal plans; redemptions requested for hardships such as the death or disability of the shareholder (or, if a trust, its beneficiary); redemptions for certain retirement plan transactions such as closing de minimis accounts, loans, plan fees, required minimum distributions, return of excess contributions, QDRO (qualified domestic relations order), automatic payroll contributions, and withdrawals at termination; redemptions requested for a QDIA (qualified default investment alternative) or redemptions initiated by the Fund. The 2% redemption fee does not apply to shares acquired through reinvested dividends or capital gain distributions. The 2% redemption fee is applied to the lesser of the purchase or redemption price if the redemption reduces the account to less than the original investment. The redemption fee is withheld from the redemption proceeds and paid to the Fund in order to defray the costs associated with such redemption.

Written Requests. Requests must be signed by the registered shareholder(s). If you hold a stock certificate, it must be included with your written request. A signature guarantee is required if the redemption is:

•  Made payable to someone other than the registered shareholder or to somewhere other than the registered address; or

•  By a shareholder that is a corporation, partnership, trust or fiduciary.

A signature guarantee must be a Stamp 2000 Medallion Signature Guarantee and can be obtained from a bank or trust company; a broker or dealer; a credit union; a national securities exchange, registered securities association or clearing agency; or a savings and loan association. Additional documents such as articles of incorporation, corporate business licenses, partnership agreements or trust agreements may be required for sales by corporations, partnerships, trusts, fiduciaries, executors or administrators.

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Telephone Transactions. You must elect the option on the Account Application to have the option to sell your shares by telephone. If you wish to make an election to have the option to sell your shares via telephone or to change such an election after opening an account, you will need to complete an Account Privileges Change Form with a signature guarantee. Sales via telephone are not available for shares in certificate form.

If you have elected the option to sell your Fund shares by telephone, you may direct that a check for the proceeds payable to the shareholder of record be mailed to the address of record or you may designate a bank account to receive the proceeds of such redemptions. There is a $3.50 charge per wire. No telephone redemptions to the address of record will be processed within 30 days of a change in the address of record.

UMB Fund Services, Inc. uses procedures it considers reasonable to confirm redemption instructions via telephone, including requiring account registration verification from the caller and recording telephone instructions. Neither UMB Fund Services, Inc. nor the Fund is liable for losses due to unauthorized or fraudulent instructions if there is a reasonable belief in the authenticity of received instructions and reasonable procedures are employed. During periods of significant economic or market changes, it may be difficult to sell your shares by telephone.

The Fund can change or discontinue telephone redemption privileges without notice.

Automatic Redemption (Sale) of Your Shares. If as a result of a redemption, your account value falls below $500, the Fund can direct UMB Fund Services, Inc. to redeem your remaining Fund shares. In such case, you will be notified in writing that your account value is insufficient and be given up to 60 days to increase it to $500.

Excessive Trading and Market Timing. The Fund is not intended as a vehicle for frequent trading and/or market timing in an attempt to profit from short-term fluctuations in the securities markets and does not accommodate frequent trading. The Board of Directors has adopted policies and procedures designed to deter or prevent frequent purchases and redemptions. Such trading could interfere with the efficient management of the Fund's portfolio, increase brokerage and administrative costs and dilute the value of Fund shares held by long-term investors. The 2% redemption fee is intended to serve as a deterrent to frequent trading on shares held less than 90 days. The preceding section titled "2% Redemption Fee" provides a description of how this redemption fee is applied. In addition, exchanges between this Fund and the other FPA Funds are limited to no more than four exchanges during any calendar year (see the section titled "How to Exchange Your Shares"). Irrespective of these redemption fee charges and exchange limits, the Fund reserves the right to reject any purchase request (including in connection with an exchange) if management determines in its discretion that the request may be part of a pattern of excessive trading that could adversely affect the Fund. Notifications will be made in writing by the Fund within five days. There can be no assurance that the Fund will successfully detect or prevent market timing.

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How to Exchange Your Shares

You can increase an existing FPA Fund account or start a new FPA Fund account by exchanging your shares of the Fund for shares of the other FPA Funds, namely FPA Capital Fund, Inc., FPA Crescent Fund, FPA International Value Fund, FPA Paramount Fund, Inc., and FPA U.S. Value Fund, Inc. Shares of FPA Capital Fund, Inc. may only be acquired by existing shareholders of that Fund except directors, officers and employees of that Fund, the Adviser and affiliated companies, and their immediate relatives and certain categories of shareholders. Shares of the Fund acquired must be registered for sale in your state.

The Fund can change or discontinue the right to exchange Fund shares into other FPA Funds upon 60 days' notice.

You can exercise your exchange privileges either by written instructions or telephone (telephone exchange privileges are available unless you specifically decline them on the Account Application).

Exchanges and purchases are at the share price next determined after receipt of a proper request (as described above under "Written Requests") by UMB Fund Services, Inc.

For federal income tax purposes, an exchange is treated as including a sale of Fund shares and could result in a capital gain or loss.

Exchanges are subject to the following restrictions:

•  You are limited to four exchanges in one account during any calendar year; if you receive notice you have exceeded this limit, any further exchanges will not be honored;

•  Shares must be owned 15 days before exchanging, and cannot be in certificate form unless you deliver the certificate when you request the exchange;

•  An exchange requires the purchase of shares with a value of at least $1,000; and

•  Exchanges are subject to the same signature and signature guarantee requirements applicable to the redemption of shares.

For more information or for prospectuses for other FPA Funds, please contact a dealer or UMB Distribution Services, LLC. You should read the prospectuses of these other Funds and consider differences in objectives and policies before making any exchange.

Other Shareholder Services

Investment Account. Each shareholder has an investment account in which UMB Fund Services, Inc. holds Fund shares. You will receive a statement showing account activity after each transaction. Unless you make a written request, stock certificates will not be issued. Stock certificates are only issued for full shares.

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Pre-authorized Investment Plan. You may establish an account with a $100 minimum initial investment and the establishment of automatic monthly investments of at least $100. To make automatic monthly investments, you must complete the Account Application available from dealers or UMB Distribution Services, LLC. UMB Fund Services, Inc. will withdraw funds from your bank account monthly for $100 or more as specified through the Automated Clearing House.

Retirement Plans. A retirement plan and/or an individual retirement account ("IRA") can be established with a $100 minimum initial investment and an expressed intention to increase the investment to $1,500 within 12 months. No minimum is imposed for subsequent investments in these accounts. UMB Fund Services, Inc. currently charges a $15 distribution fee for each redemption or recharacterization from a retirement account. UMB Fund Services, Inc. also charges an annual account maintenance fee of $15 on retirement accounts.

You should consult your tax adviser about the implications of establishing a retirement plan with Fund shares. Persons with earned income ineligible for deductible contributions generally may make non-deductible contributions to an IRA. The earnings on shares held in an IRA are generally tax-deferred. In addition, although contributions to a Roth IRA are not deductible, earnings in the account generally are not taxed even on withdrawal. Retirement-related tax matters are complicated and you should consult your tax adviser about them. UMB Distribution Services, LLC and dealers have applicable forms and information regarding plan administration, custodial fees and other plan documents.

Systematic Withdrawal Plan. If you have an account with a value of $10,000 or more, you can make monthly, quarterly, semi-annual or annual withdrawals of $50 or more by electing this option on the Account Privileges Change Form. Under this arrangement, sufficient Fund shares will be sold to cover the withdrawals and the proceeds will be forwarded to you as directed on the Account Privileges Change Form. If withdrawals continually exceed reinvestments, your account will be reduced and ultimately exhausted. Please note that concurrent withdrawals and purchases are ordinarily not in your best interest and you will recognize any taxable gains or losses on the automatic withdrawals.

Shareholder Servicing Arrangements. Brokers, dealers, banks, trust companies and other financial representatives may receive compensation from the Fund or its service providers for providing a variety of services. This section briefly describes how the financial representatives may be compensated.

For providing certain services to their clients, financial representatives may be paid a fee based on the assets or number of accounts of the Fund that are attributable to the financial representative. These services may include recordkeeping, transaction processing for shareholders' accounts and certain shareholder services not currently offered to shareholders that deal directly with the Fund. In addition, your financial representatives may charge you other account fees for buying or redeeming shares of the Fund or for servicing your account. Your financial representative should provide you with a schedule of its fees and services.

The Fund may pay all or part of the fees paid to financial representatives. Periodically, the Fund's Board reviews these arrangements to ensure that the fees paid are appropriate for the services

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performed. The Fund does not pay these service fees on shares purchased directly. In addition, the Adviser may, at its own expense, pay financial representatives for these services.

UMB Distribution Services, LLC, the Fund's principal underwriter, may enter into agreements with selling dealers where the selling dealer waives its right to shareholder servicing fees for selling Fund shares or servicing shareholder accounts. These arrangements typically are intended to avoid duplicate payment of fees where the selling dealer's transactions are through an omnibus account with a different clearing broker and that broker is entitled to receive shareholder servicing fees from the Fund.

The Adviser may, at its own expense and out of its own resources, pay financial representatives for distribution and marketing services performed with respect to the Fund. These payments by the Adviser may include one or more of the following types of payments: one-time account establishment fees, annual per-account fees and/or annual asset-based charges. These payments may create a conflict of interest by influencing the broker or financial intermediary and your salesperson to recommend the Fund over another investment. For more information, ask your salesperson or visit your financial intermediary's website.

Distributions and Taxes

DISTRIBUTIONS

The Fund earns income from its investments and distributes that income, if and to the extent it exceeds expenses, to its shareholders as dividends. The Fund also realizes capital gains and losses from the sale or exchange of its investments and distributes any net capital gains to its shareholders as capital gain distributions (as used in this section, together with income dividends, "distributions"). The Fund distributes income dividends quarterly and other distributions, if any, at least annually.

Distributions the Fund pays may be reinvested automatically in Fund shares at net asset value or taken in cash. If your account is held directly with the Fund and you would like to receive distributions in cash, contact UMB Fund Services, Inc. at 800-638-3060. If your account is with a securities dealer or other financial intermediary that has an agreement with the Fund, contact your dealer or intermediary about which option you prefer.

TAXES

Except for tax-advantaged retirement plans and accounts and other tax-exempt investors, all Fund distributions you receive generally are subject to federal income tax, whether you receive them in cash or reinvest them in additional shares. Fund distributions to IRAs (including Roth IRAs) and qualified retirement plans generally are tax-free.

Distributions of net investment income, the excess of net short-term capital gain over net long-term capital loss, and net gains (if any) from certain foreign currency transactions (i.e., "dividends") are generally taxed as ordinary income. The Fund's dividends attributable to "qualified dividend income" (generally, dividends it receives on stock of most U.S. and certain foreign corporations with respect to which it satisfies certain holding period and other restrictions) are subject to federal

25

income tax for individual and certain other non- corporate shareholders (each, an "individual shareholder") who satisfy those restrictions with respect to their Fund shares at the rates for long-term capital gains—a maximum of 15% or 20%, depending on whether the individual shareholder's income exceeds certain threshold amounts. Given the Fund's investment strategies, it is not expected that a significant portion of the dividends paid by the Fund will be eligible to be designated as qualified dividend income.

Distributions of net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) are generally taxed as long-term capital gain and, for individual shareholders, are subject to the 15% or 20% maximum federal income tax rates mentioned above. The tax treatment of capital gain distributions from the Fund depends on how long the Fund held the securities it sold that generated the gain, not when you bought your Fund shares or whether you reinvested your distributions.

Fund distributions generally are taxable to you in the year you receive them. In some cases, however, distributions you receive in January are taxable as if they had been paid the previous December 31.

When you sell (redeem) Fund shares, including pursuant to an exchange, you generally will realize a taxable gain or loss. An exception, once again, applies to tax-advantaged retirement plans and accounts and other tax-exempt investors. Any capital gain that an individual shareholder recognizes on a redemption of his or her Fund shares that have been held for more than one year will qualify for the 15% or 20% maximum federal income tax rates mentioned above.

The federal income tax you actually owe on Fund distributions and share transactions can vary with many factors, such as your marginal tax bracket, how long you held your shares and whether you owe federal alternative minimum tax. Shortly after the end of each calendar year, the Fund will send you a tax statement that will detail the distributions you received during that year and will show their tax status. This may be separate from the statement that covers your share transactions. Most importantly, consult your tax professional. Everyone's tax situation is different, and your tax professional should be able to help you answer any questions you may have.

The Fund is required to withhold 28% of the money you are otherwise entitled to receive from its distributions and redemption proceeds (regardless of whether you realize a gain or loss) if you are an individual shareholder who fails to provide a correct taxpayer identification number to the Fund (together with the withholding described in the next sentence, "backup withholding"). Withholding at that rate also is required from the Fund's distributions to which you are otherwise entitled if you are such a shareholder and the Internal Revenue Service ("Service") tells the Fund that you are subject to backup withholding or you are subject to backup withholding for any other reason. Backup withholding is not an additional tax, and any amounts so withheld may be credited against a shareholder's federal income tax liability or refunded.

If you buy shares when the Fund has earned or realized, but not yet distributed, ordinary income or net capital gains, you will be "buying a dividend" by paying the full price of the shares and then receiving a portion of the price back in the form of a taxable distribution. You can avoid this situation by waiting to invest until after the record date for the distribution.

26

Generally, if you are investing in the Fund through a tax-advantaged retirement plan or account, distributions paid by the Fund are not taxable to you on a current basis (but may be taxable upon withdrawal from such plan or account).

An individual is required to pay a 3.8% tax on the lesser of (1) the individual's "net investment income," which generally includes distributions the Fund pays and net gains realized on the redemption or exchange of Fund shares, or (2) the excess of the individual's "modified adjusted gross income" over a threshold amount ($250,000 for married persons filing jointly and $200,000 for single taxpayers). This tax is in addition to any other taxes due on that income. A similar tax applies to estates and trusts. Shareholders should consult their own tax advisers regarding the effect, if any, this provision may have on their investment in Fund shares.

A Fund shareholder's basis in Fund shares he or she acquired or acquires after December 31, 2011 ("Covered Shares"), will be determined in accordance with the Fund's default method, which is HIFL (highest in, first long-term) basis, unless the shareholder affirmatively elects in writing (which may be electronic) to use the average basis method or a different acceptable basis determination method (e.g., a specific identification method). The method a Fund shareholder elects (or the default method) may not be changed with respect to a redemption of Covered Shares after the settlement date of the redemption.

In addition to the requirement to report the gross proceeds from the redemption of shares, the Fund (or its administrative agent) must report to the Service and furnish to its shareholders the basis information for Covered Shares and indicate whether they had a short-term (one year or less) or long-term (more than one year) holding period. Fund shareholders should consult with their tax advisers to determine the best Service-accepted basis method for their tax situation and to obtain more information about how the basis reporting law applies to them.

Shareholders other than U.S. persons may be subject to a different U.S. federal income tax treatment, including withholding tax at the rate of 30% on amounts treated as ordinary dividends from the Fund, as discussed in more detail in the SAI.

This section summarizes some of the consequences under current federal income tax law of an investment in the Fund. It is not a substitute for personal tax advice. Consult your tax adviser about the potential tax consequences of an investment in the Fund under all applicable tax laws.

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Financial Highlights

The financial highlights table is intended to help you understand the Fund's financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund purchased at net asset value and assuming reinvestment of all dividends and other distributions. The information for each of the five years ended September 30, 2015, have been audited by Deloitte & Touche LLP (except for the portfolio turnover rate for the year ended September 30, 2015—see † footnote below), an independent registered public accounting firm, whose report dated November 19, 2015, along with the Fund's financial statements and related notes, is included in the Fund's annual report, which is available upon request.

	For the year ended September 30,
	2015	2014	2013	2012	2011
Per share operating performance:
Net asset value at beginning of year	$10.24	$10.45	$10.70	$10.84	$11.04
Income from investment operations:
Net investment income*	0.15	0.30	0.28	0.27	0.43
Net realized and unrealized loss on investment securities	(0.06)	(0.15)	(0.21)	(0.04)	(0.16)
Total from investment operations	$0.09	$0.15	$0.07	$0.23	$0.27
Less distributions:
Dividends from net investment income	(0.25)	(0.36)	(0.32)	(0.37)	(0.47)
Redemption fees	— **	— **	— **	— **	— **
Net asset value at end of year	$10.08	$10.24	$10.45	$10.70	$10.84
Total investment return***	0.84%	1.47%	0.66%	2.18%	2.47%
Ratios/supplemental data:
Net Assets, End of Year (in $000's)	$5,636,518	$5,829,865	$5,032,567	$5,091,681	$4,276,200
Ratio of expense to average net assets	0.58%	0.56%	0.58%	0.57%	0.60%
Ratio of net investment income (loss) to average net assets	1.50%	2.59%	2.74%	2.21%	3.94%
Portfolio turnover rate	64%†	97%	84%	77%	117%

* Per share amount is based on average shares outstanding

** Rounds to less than $0.01 per share.

*** Return is based on net asset value per share, adjusted for reinvestment of distributions, and does not reflect deduction of the sales charge.

† This amount was previously reported as 29% in the September 30, 2015 Annual Report and has been revised to correct an error in the calculation method. It was determined that the error was not material to the financial statements and financial highlights taken as a whole.

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For Shareholder Services Contact

UMB Fund Services, Inc.
P.O. Box 2175
Milwaukee, WI 53201-2175 or
235 W. Galena Street
Milwaukee, WI 53212
(800) 638-3060

For Retirement Plan Services call your employer or plan administrator

For 24-hour Information go to UMB Distribution Services, LLC Internet Web Site http://www.fpafunds.com

For Dealer Services call

UMB Distribution Services, LLC
235 W. Galena Street,
Milwaukee, Wisconsin 53212
(310) 473-0225 or (800) 982-4372
except Alaska, Hawaii, Puerto Rico and U.S. Virgin Islands

Inquiries concerning transfer of registration, distributions, redemptions and shareholder service should be directed to UMB Fund Services, Inc. Inquiries concerning sales should be directed to UMB Distribution Services, LLC.

Investment Adviser

First Pacific Advisors, LLC
11601 Wilshire Boulevard
Suite 1200
Los Angeles, CA 90025

Custodian and Administrator

State Street Bank and Trust Company
One Lincoln Street
Boston, MA 02111

Telephone conversations may be recorded or monitored for verification, record keeping and quality assurance purposes.

OTHER FUND INFORMATION

Annual/Semi-Annual Report to Shareholders

Additional information about the Fund's investments and performance is available in the Fund's annual and semi-annual reports to shareholders. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year. The Fund's SAI, annual and semi- annual report, quarterly schedules of portfolio holdings of the Fund on Form N-Q and the annual report of proxy voting record on Form N-PX of the Fund are available without charge, upon request, by calling UMB Distribution Services, LLC and on the Securities and Exchange Commission's ("SEC") Internet Web Site at http://www.sec.gov.

Statement of Additional Information (SAI)

The SAI contains more detailed information on all aspects of the Fund. A current SAI has been filed with the SEC and is incorporated by reference into this Prospectus. The SAI and other related materials about the Fund are available for review or to be copied at the SEC's Public Reference Room in Washington, D.C. (1-202-551-8090) or from the EDGAR database on the SEC's Internet Web Site at http://www.sec.gov, and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at publicinfo@sec.gov or by writing the Public Reference Section of the SEC, Washington, D.C. 20549-1520.

For more information or to request a free copy of any of the documents above contact UMB Distribution Services, LLC at 235 West Galena Street, Milwaukee, Wisconsin 53212, or (800) 982-4372, except from Alaska, Hawaii, Puerto Rico and U.S. Virgin Islands (where you may call collect (310) 473-0225), or go to http://www.fpafunds.com.

Investment Company Act No. 811-1735

STATEMENT OF ADDITIONAL INFORMATION

FPA NEW INCOME, INC.

11601 Wilshire Blvd., Ste. 1200

Los Angeles, CA 90025

January 31, 2016

This Statement of Additional Information (“SAI”) supplements the current Prospectus of FPA New Income, Inc. (“Fund”) (FPNIX) dated January 31, 2016 (“Prospectus”). This SAI should be read in conjunction with the Prospectus.  Although this SAI is not itself a Prospectus, it is, in its entirety, incorporated by reference into the Prospectus. The Prospectus can be obtained by contacting your securities dealer or the Fund’s principal underwriter, UMB Distribution Services, LLC (“Distributor”), at 235 West Galena Street, Milwaukee, Wisconsin 53212; telephone (310) 473-0225 or (800) 982-4372 (except from Alaska, Hawaii, Puerto Rico and U.S. Virgin Islands); web site www.fpafunds.com.  Capitalized terms used herein and not defined have the same meanings as those used in the Prospectus.

Legal Counsel	40
PORTFOLIO MANAGERS	41
Other Accounts Managed by Portfolio Managers	41
Conflicts of Interest.	41
Compensation	42
Ownership of Securities	43
PORTFOLIO TRANSACTIONS AND BROKERAGE	43
CAPITAL STOCK	44
Common Stock	44
Voting Rights	44
PURCHASE, REDEMPTION AND PRICING OF SHARES	45
Net Asset Value	45
Authorized Financial Intermediaries	45
FPA Exchange Privilege	46
Redemption of Shares	46
Telephone Redemption	46
2% Redemption Fee	47
Excessive Trading and Market Timing	47
TAX SHELTERED RETIREMENT PLANS	48
FEDERAL TAX ASPECTS	48
General	48
Zero Coupon Securities	49
Market Discount	49
Lower-Rated Securities	49
Certain Fixed Income Securities	49
Special Tax Treatment	50
Foreign Investments	50
Foreign Currencies	50
Taxation of the Fund’s Shareholders	51
Foreign Account Tax Compliance Act	51
FINANCIAL STATEMENTS	52
APPENDIX A: RATINGS	54

FUND HISTORY

The Fund was organized as a Maryland Corporation and is an open-end, diversified investment management company that commenced operations in 1966.

DESCRIPTION OF PERMITTED INVESTMENTS

Additional information concerning the characteristics of certain of the Fund’s investments, strategies and risks is set forth below.  The Fund may employ new strategies without prior notification to shareholders, unless it expects such strategies to become principal strategies.  You can find more information concerning the limits on the ability of the Fund to use these investments in “Investment Policies of the Fund.” First Pacific Advisors, LLC (the “Adviser” or “FPA”) serves as the investment adviser to the Fund.

Debt Securities.  The Fund will invest primarily in a diversified portfolio of debt securities, cash and cash equivalents.  Bonds and other fixed-income securities are used by issuers to borrow money. Issuers pay investors interest and generally must repay the amount borrowed at maturity.  Some fixed-income securities, such as zero coupon bonds, do not pay current interest but are purchased at a discount from their face value. Investments in fixed-income securities with longer maturities generally produce higher yields but are subject to greater market fluctuation.

Factors affecting the Value of Debt Securities.  The total return of a debt instrument is composed of two elements: the percentage change in the security’s price and interest income earned. The yield to maturity of a debt security estimates its total return only if the price of the debt security remains unchanged during the holding period and coupon interest is reinvested at the same yield to maturity.  The total return of a debt instrument, therefore, will be determined not only by how much interest is earned, but also by how much the price of the security and interest rates change.

Interest Rates.  The price of a debt security generally moves in the opposite direction from interest rates (i.e., if interest rates go up, the value of the bond will go down, and vice versa).

Prepayment Risk. This risk affects mainly mortgage-backed securities. The unexpected timing of mortgage and asset-backed prepayments caused by the variations in interest rates may shorten or lengthen the expected average maturity or effective duration of the security beyond what was anticipated at the time of purchase.  Unlike other debt securities, falling interest rates can hurt mortgage-backed securities, which may cause your share price to fall. Lower rates motivate borrowers to repay the loans underlying mortgage-backed and asset-backed securities earlier than expected. These prepayments can reduce the returns of the Fund because the Fund may realize losses on securities that were acquired at a premium to par and the Fund may have to reinvest that proceeds from prepayments at the lower prevailing interest rates which can reduce the Fund’s yield. Rising interest rates can cause the Fund’s expected average maturity to lengthen unexpectedly due to a decrease in mortgage prepayments. Extending the average life of a mortgage-backed security increases the risk of price declines due to future increases in market interest rates.  This extension of the average life would increase the sensitivity of the Fund to rising rates and its potential for price declines. For these reasons, mortgage-backed securities may be less effective than other types of U.S. government securities as a means of “locking in” interest rates.

Extension Risk.  The other side of prepayment risk occurs when interest rates are rising. Rising interest rates can cause the Fund’s average maturity to lengthen unexpectedly due to a drop in mortgage prepayments.  This would increase the sensitivity of the Fund to rising rates and its potential for price declines.  Extending the average life of a mortgage-backed security increases the risk of depreciation due to future increases in market interest rates.  For these reasons, mortgage-backed securities may be less effective than other types of U.S. government securities as a means of “locking in” interest rates.

Credit Rating.  Coupon interest is offered to investors of debt securities as compensation for assuming risk.  Corporate securities offer higher yields than Treasury securities because their payment of interest and complete repayment of principal is less certain.  The credit rating or financial condition of an issuer may affect the value of a debt security.  Generally, the lower the quality rating of a security, the greater the risks that the issuer will fail to pay interest and return principal.  To compensate investors for taking on increased risk, issuers with lower credit ratings usually offer their investors a higher “risk premium” in the form of higher interest rates above comparable Treasury securities.

Changes in investor confidence regarding the certainty of interest and principal payments of a corporate debt security will result in an adjustment to this “risk premium.”  If an issuer’s outstanding debt carries a fixed coupon, adjustments to the risk premium must occur in the price, which affects the yield to maturity of the securities.  If an issuer defaults or becomes unable to honor its financial obligations, the securities may lose some or all of their value.

A security rated within the four highest rating categories by a rating agency is called investment-grade because its issuer is more likely to pay interest and repay principal than an issuer of a lower rated or unrated security.  Adverse economic conditions or changing circumstances, however, may weaken the capacity of the issuer to pay interest and repay principal.  The Adviser may retain securities that are downgraded, if it believes that keeping those securities is warranted.

Rating agencies are organizations that assign ratings to securities based primarily on the rating agency’s assessment of the issuer’s financial strength.  The Fund primarily uses ratings compiled by Moody’s, S&P and Fitch, but also may use ratings compiled by DBRS, Kroll and Morningstar or any other nationally recognized statistical rating organization (“NRSO”).  Credit ratings are only an agency’s opinion, not an absolute standard of quality, and they do not reflect an evaluation of market risk.

The Adviser may use ratings produced by ratings agencies as guidelines to determine the rating of a security at the time the Fund buys it.  A rating agency may change its credit ratings at any time.  The Adviser monitors the rating of the security and will take appropriate actions if a rating agency reduces the security’s rating.  The Fund is not obligated to dispose of securities whose issuers subsequently are in default or which are downgraded below the above-stated ratings.  The Fund may invest in securities of any rating.

U.S. Government Securities.  The Fund invests in securities issued or guaranteed by the United States Government, its agencies or instrumentalities.  U.S. Treasury obligations include bonds, notes and bills which are backed by the full faith and credit of the United States.  Some Government agencies and instrumentalities (“Federal Agencies”) such as the Government National Mortgage Association (“GNMA”) issue debt securities which are supported by the full faith and credit of the United States; others, such as those of the Export-Import Bank of the United States, are supported to the extent such entities have the right to borrow from the Treasury; others, such as those of the Federal National Mortgage Association (“FNMA”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations; still others, such as those of the Federal Home Loan Mortgage Corporation (“FHLMC”), are supported only by the credit of the instrumentality.  The guaranteed mortgage pass-through securities in which the Fund may invest include those issued or guaranteed by GNMA, FNMA and FHLMC.  FNMA and FHLMC are federally chartered, privately owned corporations which are instrumentalities of the United States.  No assurance can be given that the U.S. Government would provide financial support to U.S. Government- sponsored instrumentalities if it is not obligated to do so by law.

Bank Loans.  The Fund may invest in bank loans, which involve risks that are additional to and different from those relating to bonds and other types of debt securities.

There is less publicly available, reliable information about most bank loans than is the case for many other types of debt instruments. Loans are not securities and are not subject to many of the rules governing the securities markets, including disclosure requirements. Traditionally, borrowers under bank loans make non-public information available to their lenders. However, as the universe of bank loan market participants has expanded beyond traditional lenders to include dealers, funds, and other investors who are active in the public securities markets, some participants choose not to receive such non-public information and make investment decisions based solely on public information about the borrower. If the Fund purchases a bank loan and elects not to receive non-public information with respect to the loan, it may forego information that would be relevant to its investment decisions.

An economic downturn generally leads to a higher non-payment rate for bank loans, and a loan may lose significant value before a default occurs. Moreover, any specific collateral used to secure a loan may decline in value or become illiquid, which would adversely affect the loan’s value. In the event of the bankruptcy of a borrower, the Fund could experience delays or limitations with respect to its ability to realize the benefits of the collateral securing a loan. No active trading market may exist for certain loans, which may impair the ability of the Fund to realize full value in the event of the need to sell a loan and which may make it difficult to value loans. Adverse market conditions may impair the liquidity of some actively traded loans. To the extent that a secondary market does exist for certain loans, the market may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods.

The Fund may not be able to unilaterally enforce all rights and remedies under a bank loan and with regard to any associated collateral. If a bank loan is acquired through a participation, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement, and the Fund may not directly benefit from the collateral supporting the debt obligation in which it has purchased the participation. As a result, the Fund will be exposed to the credit risk of both the borrower and the institution selling the participation.

Inflation-Indexed Bonds.  The Fund can invest in inflation-indexed bonds, which are fixed-income securities whose principal value is periodically adjusted to reflect the rate of inflation.  Such bonds generally are issued at an interest rate lower than comparable non-indexed bonds, but are expected to retain their principal value over time.  The interest rate on these bonds is fixed at issuance, but over the life of the bond this interest may be paid on an increasing principal value, which has been adjusted for inflation.  Inflation- indexed bonds issued by the U.S. Treasury have maturities of five, ten, and thirty years, although it is anticipated that securities with other maturities will be issued in the future.  If the periodic adjustment rate measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced.  Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds, even during a period of deflation.  However, the current market value of the bonds is not guaranteed and will fluctuate.  Any increase in the principal amount of an inflation-indexed bond is considered taxable ordinary income, even though investors do not receive their principal until maturity.  See also “Dividends, Other Distributions and Taxes” in the Prospectus.

Inflation-indexed bonds issued by the U.S. Treasury pay interest on a semi-annual basis, equal to a fixed percentage of the inflation- adjusted principal amount.  For example, if the Fund purchased an inflation-indexed bond with a par value of $1,000 and a 3% real rate of return coupon (payable 1.5% semi-annually), and inflation over the first six months were 1%, the mid-year par value of the bond would be

$1,010, and the first semi-annual interest payment would be $15.15 ($1,010 times 1.5%).  If inflation continued during the second half of the year and reached 3% by year end, the end-of-year par value of the bond would be $1,030, and the second semi- annual interest payment would be $15.45 ($1,030 times 1.5%).

The value of inflation-indexed bonds is expected to change in response to changes in real interest rates.  Real interest rates in turn are tied to the relationship between nominal interest rates and the rate of inflation.  Therefore, if inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in the value of inflation-indexed bonds.  In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in the value of inflation-indexed bonds.

While these securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value.  If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the bond’s inflation measure.

The periodic adjustment of U.S. inflation-indexed bonds is tied to the Consumer Price Index for Urban Consumers (“CPI-U”), which is calculated monthly by the U.S. Bureau of Labor Statistics.  The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy.  There can be no assurance that the CPI-U will accurately measure the real rate of inflation in the prices of goods and services.

Zero Coupon Securities.  The Fund may invest in zero coupon U.S. Government securities, which do not entitle the holder to any periodic payments of interest prior to maturity.  Accordingly, such securities usually trade at a deep discount from their face or par value and are subject to greater fluctuations of market value in response to changing interest rates than debt obligations of comparable maturities that make periodic distributions of interest.  On the other hand, because there are no periodic interest payments to be reinvested prior to maturity, zero coupon securities eliminate the reinvestment risk and lock in a rate of return to maturity.  Current federal tax law requires that a holder (such as the Fund) of a zero coupon security accrue a portion of the discount at which the security was purchased as income each year even though the Fund received no interest payment in cash on the security during the year.  See also “Federal Tax Aspects” in the Prospectus.

Mortgage-Backed Securities.  The Fund may invest in mortgage-backed securities, which include (a) obligations issued or guaranteed by Federal Agencies, such as GNMA, FNMA and FHLMC; (b) collateralized mortgage obligations (“CMOs”), including real estate mortgage investment conduits, issued by domestic or foreign private issuers that represent an interest in or are collateralized by mortgage-backed securities issued or guaranteed by Federal Agencies; and (c) obligations issued by domestic or foreign private issuers that represent an interest in or are collateralized by whole mortgage loans or mortgage-backed securities without a government guarantee but usually having some form of private credit enhancement.

The average maturity of pass-through pools of mortgage-backed securities varies with the maturities of the underlying mortgage instruments.  In addition, a pool’s stated maturity may be shortened by unscheduled payments on the underlying mortgages.  Factors affecting mortgage prepayments include the level of interest rates, general economic and social conditions, the location of the mortgaged property and the age of the mortgage. Because prepayment rates of individual mortgage pools vary widely, it is not possible to accurately predict the average life of a particular pool.  Common industry practice, for example, is to assume that prepayments will result in a 7- to 9-year average life for pools of fixed-rate 30-year mortgages.  Pools of mortgages with different characteristics will have varying average life assumptions.

The Fund may invest in both fixed rate and adjustable rate mortgage securities (“ARMs”), which are pass-through mortgage securities collateralized by mortgages with adjustable rather than fixed rates.  ARMs eligible for inclusion in a mortgage pool generally provide for a fixed initial mortgage interest rate for either the first three, six, twelve or thirteen, twenty-four, thirty-six or longer scheduled monthly payments.  Thereafter, the interest rates are subject to periodic adjustment based on changes to a designated benchmark. ARMs will reset off of a variety of short-term indices including, but not limited to, LIBOR (London Interbank Offered Rate), 90-day United States Treasury Bills and the 11th District Cost of Funds Index (“COFI”). Fixed rate investments may be of varying maturities.

The mortgage-backed securities in which the Fund may invest may include those backed by the full faith and credit of the United States.  GNMA, the principal U.S. guarantor of such securities, is a wholly owned U.S. Government corporation within the Department of Housing and Urban Development.  The Fund may also invest in government-related mortgage-backed securities that are not backed by the full faith and credit of the United States, such as those issued by FNMA and FHLMC.  Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA.  Participation certificates representing interests in mortgages from FHLMC’s national portfolio are guaranteed as to the timely payment of interest and ultimate collection of principal by FHLMC.  The Fund may also invest in mortgage-backed securities issued by private non-governmental corporations, such as financial institutions.

On September 6, 2008, the Federal Housing Finance Agency (“FHFA”) placed FNMA and FHLMC into conservatorship. As the conservator, FHFA succeeded to all rights, titles, powers and privileges of FNMA and FHLMC and of any stockholder, officer or director of FNMA and FHLMC with respect to FNMA and FHLMC and the assets of FNMA and FHLMC.

FNMA and FHLMC are continuing to operate as going concerns while in conservatorship and each remain liable for all of its obligations, including its guaranty obligations, associated with its mortgage-backed securities.  The FHFA has indicated that the conservatorship of each enterprise will end when the director of FHFA determines that FHFA’s plan to restore the enterprise to a safe and solvent condition has been completed.

Under the Federal Housing Finance Regulatory Reform Act of 2008 (the “Reform Act”), which was included as part of the Housing and Economic Recovery Act of 2008, FHFA, as conservator or receiver, has the power to repudiate any contract entered into by FNMA or FHLMC prior to FHFA’s appointment as conservator or receiver, as applicable, if FHFA determines, in its sole discretion, that performance of the contract is burdensome and that repudiation of the contract promotes the orderly administration of FNMA’s or FHLMC’s affairs. The Reform Act requires FHFA to exercise its right to repudiate any contract within a reasonable period of time after its appointment as conservator or receiver.

FHFA, in its capacity as conservator, has indicated that it has no intention to repudiate the guaranty obligations of FNMA or FHLMC because FHFA views repudiation as incompatible with the goals of the conservatorship. However, in the event that FHFA, as conservator or if it is later appointed as receiver for FNMA or FHLMC, were to repudiate any such guaranty obligation, the conservatorship or receivership estate, as applicable, would be liable for actual direct compensatory damages in accordance with the provisions of the Reform Act. Any such liability could be satisfied only to the extent of FNMA’s or FHLMC’s assets available therefor.

In the event of repudiation, the payments of interest to holders of FNMA or FHLMC mortgage-backed securities would be reduced if payments on the mortgage loans represented in the mortgage loan groups related to such mortgage-backed securities are not made by the borrowers or advanced by the servicer.

Any actual direct compensatory damages for repudiating these guaranty obligations may not be sufficient to offset any shortfalls experienced by such mortgage-backed security holders.

Further, in its capacity as conservator or receiver, FHFA has the right to transfer or sell any asset or liability of FNMA or FHLMC without any approval, assignment or consent. Although FHFA has stated that it has no present intention to do so, if FHFA, as conservator or receiver, were to transfer any such guaranty obligation to another party, holders of FNMA or FHLMC mortgage- backed securities would have to rely on that party for satisfaction of the guaranty obligation and would be exposed to the credit risk of that party.

In addition, in a February 2011 report to Congress from the Treasury Department and the Department of Housing and Urban Development, the Obama administration provided a plan to reform America’s housing finance market. The plan would reduce the role of and eventually eliminate FNMA and FHLMC. Notably, the plan does not propose similar significant changes to GNMA, which guarantees payments on mortgage-related securities backed by federally insured or guaranteed loans such as those issued by the Federal Housing Association or guaranteed by the Department of Veterans Affairs. The report also identified three proposals for Congress and the administration to consider for the long-term structure of the housing finance markets after the elimination of FNMA and FHLMC, including implementing: (i) a privatized system of housing finance that limits government insurance to very limited groups of creditworthy low- and moderate-income borrowers; (ii) a privatized system with a government backstop mechanism that would allow the government to insure a larger share of the housing finance market during a future housing crisis; and (iii) a privatized system where the government would offer reinsurance to holders of certain highly-rated mortgage-related securities insured by private insurers and would pay out under the reinsurance arrangements only if the private mortgage insurers were insolvent.

Guaranteed Mortgage Pass-Through Securities.  The Fund may invest in mortgage pass-through securities representing participation interests in pools of residential mortgage loans originated by United States governmental or private lenders and guaranteed, to the extent provided in such securities, by a Federal Agency. Such securities, which are ownership interests in the underlying mortgage loans, differ from conventional debt securities, which provide for periodic payment of interest in fixed amounts (usually semiannually) and principal payments at maturity or on specified dates.  Mortgage pass-through securities provide for monthly payments (not necessarily in fixed amounts) that are a “pass-through” of the monthly interest and principal payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans, net of any fees paid to the guarantor of such securities and the servicer of the underlying mortgage loans.

Certificates for these types of mortgage-backed securities evidence an interest in a specific pool of mortgages.  These certificates are, in most cases, “modified pass-through” instruments, under which the issuing agency guarantees the payment of principal and interest on mortgages underlying the certificates, whether or not such amounts are collected by the issuer on the underlying mortgages.

Collateralized Mortgage Obligations, Multiclass Pass-Through Securities and Accrual Certificates (Z-Bonds).  The Fund may invest in CMOs, which are debt obligations collateralized by mortgage loans or mortgage pass-through securities.  Typically, CMOs are collateralized by GNMA, FNMA or FHLMC certificates but also may be collateralized by whole loans or private mortgage pass-through securities (collectively, “Mortgage Assets”).  Multiclass pass-through securities are equity interests in a trust composed of Mortgage Assets.  Payments of principal of and interest on the Mortgage Assets, and any reinvestment income thereon, provide the funds to pay debt service on the CMOs or make scheduled distributions on the multiclass pass-through securities.  CMOs may be issued by Federal Agencies, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing.  The issuer of a series of CMOs may elect to be treated as a Real Estate Mortgage Investment Conduit (“REMIC”). REMICs include governmental and/or private entities that issue a fixed pool of mortgages secured by an interest in real property.  REMICs are similar to CMOs in that they issue multiple classes of securities, but unlike CMOs, which are required to be structured as debt securities, REMICs may be structured as indirect ownership interests in the underlying assets of the REMICs themselves.  However, the Fund’s investment in a CMO is not effected by the issuer’s election to be treated as a REMIC, and all future references to CMOs shall also be deemed to include REMICs.

In CMOs, a series of bonds or certificates is issued in multiple classes.  Each class of CMOs, often referred to as a “tranche,” is issued at a specific fixed or floating coupon rate and has a stated maturity or final distribution date.  Principal prepayments on the Mortgage Assets may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates. Interest is paid or accrued on all classes of the CMOs on a monthly, quarterly or semiannual basis.  The market prices of CMOs structured as accrual certificates (also known as “Z-Bonds”) are affected to a greater extent by interest rate changes and therefore tend to be more volatile than securities which pay current interest in cash.  See also “Federal Tax Aspects.” Accrual bonds have characteristics similar in some respects to those of zero coupon U.S. Government securities and can be subject to greater volatility. Certain CMOs may have variable or floating interest rates and others may be stripped mortgage securities.

The principal of and interest on the Mortgage Assets may be allocated among the several classes of a CMO series in a number of different ways.  Generally, the purpose of the allocation of the cash flow of a CMO to the various classes is to obtain a more predictable cash flow to certain of the individual tranches than exists with the underlying collateral of the CMO.  As a general rule, the more predictable the cash flow is on a CMO tranche, the lower the anticipated yield will be on that tranche at the time of issuance relative to prevailing market yields on other mortgage-backed securities.  As part of the process of creating more predictable cash flows on most of the tranches in a series of CMOs, one or more tranches generally must be created that absorb most of the volatility in the cash flows on the underlying mortgage loans.  The yields on these tranches are generally higher than prevailing market yields on mortgage-backed securities with similar maturities.  As a result of the uncertainty of the cash flows of these tranches, the market prices of and yield on these tranches generally are more volatile.  The Fund will not invest in such CMO residual tranches.

The Fund may invest in multiple class securities issued by U.S. Government agencies and instrumentalities such as FNMA or FHLMC, or by private issuers, including collateralized mortgage obligations (“CMOs”) and REMIC pass-through or participation certificates.  A REMIC is a CMO that qualifies for special tax treatment under the Internal Revenue Code of 1986, as amended (“Code”), and invests in certain mortgages principally secured by interests in real property and other permitted investments.

CMOs and REMIC pass-through certificates (“REMIC Certificates”) are types of multiple class pass-through securities. Investors may purchase beneficial interests in REMICs, which are known as “regular” interests or “residual” interests.  The REMIC Certificates represent beneficial ownership interests in a REMIC trust, generally consisting of Mortgage Assets.

CMOs and REMIC Certificates are issued in multiple classes.  Each class of CMOs or REMIC Certificates, often referred to as a “tranche,” is issued at a specific adjustable or fixed interest rate and must be fully retired no later than its final distribution date.  Principal prepayments on the mortgage loans or the Mortgage Assets underlying the CMOs or REMIC Certificates may cause some or all of the classes of CMOs or REMIC Certificates to be retired substantially earlier than their final distribution dates. Generally, interest is paid or accrued on all classes of CMOs or REMIC Certificates on a monthly basis.

The principal of and interest on the Mortgage Assets may be allocated among the several classes of CMOs or REMIC Certificates in various ways. In certain structures (known as “sequential pay” CMOs or REMIC Certificates), payments of principal, including any principal prepayments, on the Mortgage Assets generally are applied to the classes of CMOs or REMIC Certificates in the order of their respective final distribution dates.  Thus no payment of principal will be made on any class of sequential pay CMOs or REMIC Certificates until all other classes having an earlier final distribution date have been paid in full.

Additional structures of CMOs and REMIC Certificates include, among others, “parallel pay” CMOs and REMIC Certificates.  Parallel pay CMOs and REMIC Certificates are those that are structured to apply principal payments and prepayments of the Mortgage Assets to two or more classes concurrently on a proportionate or disproportionate basis.  These simultaneous payments are taken into account in calculating the final distribution date of each class.

A wide variety of REMIC Certificates may be issued in the parallel pay or sequential pay structures.  These securities include (i) accrual certificates (also known as “Z-Bonds”), which only accrue interest at a specified rate until all other certificates having an earlier final distribution date have been retired and are converted thereafter to an interest-paying security, and (ii) planned amortization class (“PAC”) certificates, which are parallel pay REMIC Certificates that generally require that specified amounts of principal be applied on each payment date to one or more classes of REMIC Certificates (the “PAC Certificates”), even though all other principal payments and prepayments of the Mortgage Assets are then required to be applied to one or more other classes of the Certificates.  The scheduled principal payments for the PAC Certificates generally have the highest priority on each payment date after interest due has been paid to all classes entitled to receive interest currently.  Shortfalls, if any, are added to the amount payable on the next payment date.  The PAC Certificate payment schedule is taken into account in calculating the final distribution date of each class of PAC.  In order to create PAC tranches, one or more (“companion”) tranches generally must be created that absorb most of the prepayment risk or volatility in the underlying mortgage assets.  These tranches tend to have market prices and yields that are much more volatile than the PAC classes that provide fixed principal payments within a specified range (or “collar”) of prepayment speeds on the underlying mortgages.

Targeted amortization class (“TAC”) certificates are structured to provide a targeted amount of principal prepayments on the underlying mortgages, with any excess being paid to the TAC support class certificates.  TAC certificates thus have “call protection” but are not protected against slower than expected prepayments, which extend the expected duration of the certificates.

Other CMO tranches that may be acquired include “sticky” and “non-sticky” jump bonds.  These are securities whose principal payment priorities change, depending upon one or more trigger events.  A sticky bond’s principal priority would change once, while a non-sticky bond’s principal priority could change several times.  These descriptions can also be applied to some forms of accrual and companion tranches.

The highest risk tranches in which the Fund may invest are expected to be inverse floaters and non-sticky accrual bonds.  These securities have structures whose average lives may change significantly or the coupon interest rate paid may be highly variable.  Such investments may be utilized as an alternative to purchasing longer-term bonds.

Inverse Floaters.  Inverse floaters constitute a class of CMOs with a coupon rate that moves inversely to a designated index, such as LIBOR or COFI. Inverse floaters have coupon rates that typically change at a multiple of the changes of the relevant index rate.  Any rise in the index rate (as a consequence of an increase in interest rates) causes a drop in the coupon rate on an inverse floater, while any drop in the index rate causes an increase in the coupon rate of an inverse floater.  In some circumstances, the coupon on an inverse floater could decrease to zero.  In addition, like most other fixed-income securities, the value of inverse floaters will decrease as interest rates increase. Inverse floaters exhibit greater price volatility than the majority of mortgage-backed securities.  In addition, some inverse floaters display extreme sensitivity to changes in prepayments.  As a result, the yield to maturity of an inverse floater is sensitive not only to changes in interest rates but also to changes in prepayment rates on the related underlying Mortgage Assets.  Inverse floaters may be used alone or in tandem with interest-only stripped mortgage securities.  See “Risks of Stripped Mortgage Securities and Inverse Floaters” below.

Private Mortgage Pass-Through Securities.  Private mortgage pass-through securities are structured similarly to the GNMA, FNMA and FHLMC mortgage pass-through securities and are issued by domestic and foreign private issuers such as originators of and investors in Mortgage Assets, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing.  These securities usually are backed by a pool of conventional fixed rate or adjustable rate Mortgage Assets.  Since private mortgage pass-through securities typically are not guaranteed by an entity having the credit status of GNMA, FNMA and FHLMC, such securities generally are structured with one or more types of credit enhancement.  The degree of credit support provided for each issue is generally based on historical information respecting the level of credit risk associated with the underlying assets.  Delinquencies or losses in excess of those anticipated could adversely affect the return on an investment in these securities.

Stripped Mortgage Securities.  The Fund may invest in stripped mortgage securities, which may be issued by Federal Agencies, or by private originators of, or investors in, Mortgage Assets.  Stripped mortgage securities usually are structured with two classes that receive different proportions of the interest, principal or other distribution on a pool of Mortgage Assets.  A common type of stripped mortgage security will have one class receiving some of the interest and most of the principal from the Mortgage Assets, while the other class will receive most of the interest and the remainder of the principal.  In the most extreme case, one class will receive all of the interest (the interest-only or “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class).  PO classes generate income through the accretion of the deep discount at which such securities are purchased, and, while PO classes do not receive periodic payments of interest, they receive monthly payments associated with scheduled amortization and principal prepayment from the Mortgage Assets underlying the PO class.  The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying Mortgage Assets, and a rapid rate of principal payments may have a material adverse effect on such security’s yield to maturity.  If the underlying Mortgage Assets experience greater than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment in these securities.

The Fund may purchase stripped mortgage securities for income, or for hedging purposes to protect the Fund’s portfolio against interest rate fluctuations.  For example, since an IO class will tend to increase in value as interest rates rise, it may be utilized to hedge against a decrease in value of other fixed-income securities in a rising interest rate environment.  Yields on IO classes are generally higher than prevailing market yields on other mortgage-backed securities because their cash flow patterns are more volatile and there is a greater risk that the initial investment will not be fully recouped.  There can be no assurance that the Fund will be able to effect a trade of a Stripped Mortgage Security at a time when it wishes to do so.  Stripped mortgage securities will be considered illiquid securities unless (i) issued by the United States Government or an agency or instrumentality thereof, (ii) backed by fixed-rate mortgages, and (iii) there appears to be a liquid secondary market for the security.

Inverse Floaters.  Inverse floaters constitute a class of CMOs with a coupon rate that moves inversely to a designated index, such as LIBOR or COFI. Inverse floaters have coupon rates that typically change at a multiple of the changes of the relevant index rate.  Any rise in the index rate (as a consequence of an increase in interest rates) causes a drop in the coupon rate on an inverse floater, while any drop in the index rate causes an increase in the coupon rate of an inverse floater.  In some circumstances, the coupon on an inverse floater could decrease to zero.  In addition, like most other fixed-income securities, the value of inverse floaters will decrease as interest rates increase. Inverse floaters exhibit greater price volatility than the majority of mortgage-backed securities.  In addition, some inverse floaters display extreme sensitivity to changes in prepayments.  As a result, the yield to maturity of an inverse floater is sensitive not only to changes in interest rates but also to changes in prepayment rates on the related underlying Mortgage Assets.  Inverse floaters may be used alone or in tandem with interest-only stripped mortgage securities.  See “Risks of Stripped Mortgage Securities and Inverse Floaters” below.

Risks of Mortgage-Backed Securities

Credit and Market Risks.  Investments in fixed rate and floating rate mortgage-backed securities entail normal credit risks (i.e., the risk of non-payment of interest and principal) and market risks (i.e., the risk that interest rates and other factors will cause the value of the instrument to decline).  Many issuers or servicers of mortgage-backed securities guarantee timely payment of interest and principal on the securities, whether or not payments are made when due on the underlying mortgages.  This kind of guarantee generally increases the quality of a security, but does not mean that the security’s market value and yield will not change.  Like bond investments, the value of fixed rate mortgage-backed securities will tend to rise when interest rates fall, and fall when rates rise.  The value of all mortgage- backed securities may also change because of changes in the market’s perception of the creditworthiness of the organization that issued or guarantees them. In addition, the mortgage-backed securities market in general may be adversely affected by changes in governmental legislation or regulation.  Fluctuations in the market value of mortgage-backed securities after their acquisition usually do not affect cash income from such securities but are reflected in the Fund’s net asset value.  The liquidity of mortgage-backed securities varies by type of security; at certain times the Fund may encounter difficulty in disposing of investments.  Other factors that could affect the value of a mortgage-backed security include, among other factors, the types and amounts of insurance which a mortgagor carries, the amount of time the mortgage loan has been outstanding, the loan-to-value ratio of each mortgage and the amount of overcollateralization of a mortgage pool.

If the Fund purchases mortgage-backed securities that are “subordinated” to other interests in the same mortgage pool, the Fund as a holder of those securities may only receive payments after the pool’s obligations to other investors have been satisfied.  An unexpectedly high rate of defaults on the mortgages held by a mortgage pool may limit substantially the pool’s ability to make payments of principal or interest to the Fund as a holder of such subordinated securities, reducing the values of those securities or in some cases rendering them worthless; the risk of such defaults is generally higher in the case of mortgage pools that include so-called “subprime” mortgages.  An unexpectedly high or low rate of prepayments on a pool’s underlying mortgages may have similar effects on subordinated securities.  A mortgage pool may issue securities subject to various levels of subordination; the risk of non-payment affects securities at each level, although the risk is greater in the case of more highly subordinated securities.

In general, mortgage loan repayments may be adversely affected by matters such as a general economic turndown, high unemployment, a general slowdown in the real estate market, a drop in the market prices of real estate, or an increase in interest rates resulting in high mortgage payments by holders of adjustable rate mortgages.  Factors that adversely impact mortgage loan repayments also generally negatively impact mortgage-related securities. For example, the value of mortgage-related securities may be adversely affected by, among other things, disruptions in the credit markets, increases in the default rate on residential mortgages, and/or a decrease in residential home prices.  It is possible that values of mortgage-related securities may be adversely affected for extended periods of time, due to the factors discussed above or other factors.

Prepayment and Redemption Risk.  Mortgage-backed securities reflect an interest in monthly payments made by the borrowers who receive the underlying mortgage loans.  Although the underlying mortgage loans are for specified periods of time, such as 20 or 30 years, the borrowers can, and typically do, pay them off sooner.  In such an event, the mortgage-backed security which represents an interest in such underlying mortgage loan will be prepaid.  A borrower is more likely to prepay a mortgage which bears a relatively high rate of interest.  This means that in times of declining interest rates some higher yielding securities held by the Fund might be converted to cash, and the Fund would be forced to accept lower interest rates when that cash is used to purchase additional securities.  The increased likelihood of prepayment when interest rates decline also limits market price appreciation of mortgage-backed securities.  In addition, a mortgage-backed security may be subject to redemption at the option of the issuer.

Risks of Stripped Mortgage Securities and Inverse Floaters.  Both interest-only stripped mortgage securities and inverse floaters are highly sensitive to changes in interest and prepayment rates.  As a result, each individually is highly volatile.  The portfolio managers believe that interest-only stripped mortgage securities and inverse floaters may at times produce higher yields than more traditional securities such as U.S. Treasuries or mortgage-backed securities.  Changes in the value of inverse floaters tend to be inversely proportional to the direction of interest rates as is the case with traditional fixed-income securities, while the value of interest-only stripped mortgage-backed securities often is directly proportional to the direction of interest rates, so that used in combination, inverse floaters and interest-only stripped mortgage securities can serve as a hedging device for the Fund.  However, effective use of this hedging technique depends on the portfolio managers’ ability to correctly hedge the securities by forecasting interest rate volatility and corresponding prepayment rates. If these assumptions are erroneous, the Fund’s yield and total return may be reduced.

Risks of Adjustable Rate Mortgages.  ARMs contain maximum and minimum rates beyond which the mortgage interest rate may not vary over the lifetime of the security.  In addition, certain ARMs provide for additional limitations on the maximum amount by which the mortgage interest rate may adjust for any single adjustment period.  Alternatively, certain ARMs contain limitations on changes in the required monthly payment.  In the event that a monthly payment is not sufficient to pay the interest accruing on an ARM, any such excess interest is added to the principal balance of the mortgage loan, which is repaid through future monthly payments.  The adjustable interest rate feature of the mortgages underlying ARMs generally acts as a buffer to reduce sharp changes in the market value of ARMs in response to normal interest rate fluctuations.  As the interest rate on the mortgages underlying ARMs are reset periodically, yields of the securities will gradually align themselves to reflect changes in market rates.  During periods of rising interest rates, however, changes in the coupon rate lag behind changes in the market rate.  During periods of extreme fluctuations in interest rates, the resulting fluctuation of ARM rates could affect the ARM’s market value.  Most ARMs generally have annual reset limits or “caps”, for example of 100 to 200 basis points.  Fluctuation in interest rates above these levels could cause such mortgage-backed securities to “cap out” and to behave more like long-term, fixed-rate debt securities.  During periods of declining interest rates, of course, the coupon rates may readjust downward, and result in lower yields.  Because of this feature, the value of ARMs will likely not rise during periods of declining interest rates to the same extent as fixed-rate instruments.

Asset-Backed Securities.  The Fund may invest in asset-backed securities that have structural characteristics similar to mortgage-backed securities but have underlying assets that are not mortgage loans or interests in mortgage loans.  Various types of assets, primarily automobile and credit card receivables, are securitized in pass-through structures similar to mortgage pass-through structures. As with mortgage-related securities, asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties and use similar credit enhancement techniques.  The cash flow generated by the underlying assets is applied to make required payments on the securities and to pay related administrative expenses.  The amount of residual cash flow resulting from a particular issue of asset-backed securities depends on, among other factors, the characteristics of the underlying assets, the coupon rates on the securities, prevailing interest rates, the amount of administrative expenses and the actual prepayment experience on the underlying assets.  Certain asset-backed securities do not have the benefit of the same security interest in the related collateral as do mortgage-backed securities.  Credit card receivables are generally unsecured, and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owned on the credit cards, thereby reducing the balance due.  In addition, some issuers of automobile receivables permit the servicers to retain possession of the underlying obligations.  If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related automobile receivables.

Risks of Asset-Backed Securities.  Some asset-backed securities, particularly home equity loan transactions, are subject to interest-rate risk and prepayment risk.  A change in interest rates can affect the pace of payments on the underlying loans, which in turn, affects total return on the securities.  Other asset-backed securities, particularly securities backed by auto loans, are subject to subprime lending and loan-to-value risk.  One of the most significant risks to a holder of an auto loan asset-backed security is the fluctuation of the value of the loans acquired.  The higher the loan-to-value ratio, the riskier the loan is for a lender.  Further, subprime loans underlying auto loan asset-backed securities may have higher default rates than loans that meet more stringent underwriting requirements.  Asset-backed securities also carry credit or default risk.  If many borrowers on the underlying loans default, losses could exceed the credit enhancement level and result in losses to investors in an asset-backed security transaction. Additionally, the value of asset-backed securities are subject to risks associated with the servicers’ performance.  In some circumstances, a servicer’s or originator’s mishandling of documentation related to the underlying collateral (e.g., failure to properly document a security interest in the underlying collateral) may affect the rights of the security holders in and to the underlying collateral.  Finally, asset-backed securities have structure risk due to a unique characteristic known as early amortization, or early payout, risk. Built into the structure of most asset-backed securities are triggers for early payout, designed to protect investors from losses. These triggers are unique to each transaction and can include: a big rise in defaults on the underlying loans, a sharp drop in the credit enhancement level, or even the bankruptcy of the originator. Once early amortization begins, all incoming loan payments (after expenses are paid) are used to pay investors as quickly as possible based upon a predetermined priority of payment.

Convertible Securities and High Yield Debt Securities.  A convertible security is a bond, debenture, or note that may be converted into or exchanged for a specified amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula.  A convertible security entitles the holder to receive interest paid or accrued on the debt security until the convertible security matures or is redeemed, converted or exchanged.  Before conversion, convertible securities have characteristics similar to non-convertible debt securities in that they ordinarily provide a stable stream of income with generally higher yields than those of common stocks of the same or similar issuers.  Convertible securities rank senior to common stock in a corporation’s capital structure and, therefore, generally entail less risk than the corporation’s common stock, although the extent to which such risk is reduced depends on a number of factors.

Convertible securities are generally not investment grade, that is, not rated within the equivalent of the four highest categories by S&P.  To the extent that convertible securities or other debt securities acquired by the Fund are rated lower than investment grade or are not rated (i.e. high yield securities), there is a greater risk as to the timely repayment of the principal of, and timely payment of interest on, such securities.  The Fund may purchase convertible securities and other debt securities rated the equivalent of BB or lower by S&P, which ratings are considered by the rating agencies to be speculative with respect to the issuer’s continuing ability to meet principal and interest payments.  Debt securities rated the equivalent of BB or lower by S&P are commonly referred to as junk bonds.  The Adviser does not employ a rating valuation for unrated securities.  Decisions to purchase and sell these securities are based on the Adviser’s evaluation of their investment potential and not on the ratings assigned by credit agencies.  Because investment in high yield securities involves greater investment risk, achievement of the Fund’s investment objective is more dependent on the Adviser’s credit analysis than with respect to the Fund’s investments in higher rated securities.  Compared to investment-grade debt securities, market developments and the financial and business conditions of the corporation issuing high yield securities influence high yield securities price and liquidity more than changes in interest rates when compared to investment grade debt securities.  High yield securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than investment grade securities.  A projection of an economic downturn, for example, could cause a decline in the prices of high yield securities because the advent of a recession could lessen the ability of a highly leveraged company to make principal and interest payments on its debt securities.  In addition, new laws and proposed new laws could negatively impact the market for high-yield bonds.  Insufficient liquidity in the high yield bond market may make it more difficult to dispose of high yield bonds and may cause the Fund to experience sudden and substantial price declines.  A lack of reliable, objective data or market quotations may make it more difficult to value high yield bonds accurately.  There is no limit on the ratings of high yield securities that may be purchased or held by the Fund, and the Fund may invest in securities that are in default.

Prices of high yield securities may decline rapidly in the event a significant number of holders decide to sell.  Changes in expectations regarding an individual issuer, an industry or lower rated securities generally could reduce market liquidity for such securities and make their sale by the Fund more difficult, at least in the absence of price concessions.  An economic downturn or an increase in interest rates could severely disrupt the market for high yield bonds and adversely affect the value of outstanding bonds and the ability of the issuers to repay principal and interest.

The high yield securities in which the Fund may invest may from time to time include debt securities of companies that are financially troubled, in default or are in bankruptcy or reorganization (“Deep Discount Securities”).  Debt obligations of such companies are usually available at a deep discount from the face value of the instrument. The Fund will invest in Deep Discount Securities when the Adviser believes that existing factors are likely to improve the company’s financial condition. Such factors include a restructuring of debt, management changes, existence of adequate assets, or other special circumstances.

A debt instrument purchased at a deep discount, but prior to default, may currently pay a very high effective yield.  In addition, if the financial condition of the issuer improves, the underlying value of the securities may increase, resulting in a capital gain.  If the issuer defaults on its obligations or remains in default, or if the plan of reorganization is insufficient for debtholders, the Deep Discount Securities may stop generating income and lose value or become worthless.  The Adviser will balance the benefits of Deep Discount Securities with their risks.  While a diversified portfolio may reduce the overall impact of a Deep Discount Security that is in default or loses its value, the risk cannot be eliminated.

Risk Factors of High Yield Securities

Sensitivity to Interest Rate and Economic Changes.  The economy and interest rates affect high yield securities differently from other securities.  The prices of high yield bonds have been found to be less sensitive to interest rate changes than higher rated investments but more sensitive to adverse economic changes or individual issuer developments.  During an economic downturn or substantial period of rising interest rates, highly leveraged issuers are likely to experience financial stress, which would adversely affect their ability to service their principal and interest payment obligations, to meet projected business goals, and to obtain additional financing.  If the issuer of a bond owned by the Fund defaults, the Fund may incur additional expenses to seek recovery.  In addition, periods of economic uncertainty and changes can be expected to result in increased volatility of market prices of high yield bonds and the Fund’s asset value.  Furthermore, the market prices of high yield bonds structured as zero coupon or pay-in-kind securities are affected to a greater extent by interest rate changes and thereby tend to be more volatile than securities that pay interest periodically and in cash.

Liquidity and Valuation.  To the extent that there is no established retail secondary market, there may be thin trading of high yield bonds, and there could be a negative impact on the Fund’s ability to accurately value high yield bonds and the Fund’s assets and on the Fund’s ability to dispose of the bonds.  Adverse publicity and investor perceptions, whether or not based on fundamental analysis, can decrease the values and liquidity of high yield bonds, especially in a thinly traded market.  To the extent the Fund owns or may acquire illiquid high yield bonds, these securities may involve special liquidity and valuation difficulties.

Legislation and Regulation.  New laws or regulations and proposed new laws or regulations could have a negative impact on the market for high yield bonds.  For example, previous legislation required federally-insured savings and loan associations to divest their investments in high yield bonds.

Taxation.  Special tax considerations are associated with investing in high yield bonds structured as zero coupon or pay-in- kind securities.  The Fund accrues the interest on these securities as income even though it receives no cash interest until the security’s maturity or payment date.  The Fund is required to distribute such income to its shareholders to satisfy its distribution requirement as a regulated investment company under Subchapter M of the Code and to eliminate any corporate or excise tax at the Fund level.  Thus, the Fund may have to dispose of portfolio securities at a time it otherwise might not want to do so in order to provide the cash necessary to make distributions to those shareholders who do not reinvest dividends.

Credit Ratings.  Certain risks are associated with applying credit ratings as a method of evaluating high yield bonds. Credit ratings evaluate the safety of principal and interest payments, not market value risk, of high yield bonds.  Since credit rating agencies may fail to timely change the credit ratings to reflect subsequent events, the Adviser monitors the issuers of high yield bonds in the Fund’s portfolio to determine if the issuers appear to have sufficient cash flow to meet required principal and interest payments.  The Fund may retain a portfolio security whose rating has been changed.

Preferred Stocks.  The Fund may invest in preferred stocks in an amount not exceeding 5% of its total assets, measured at the time of investment.  Preferred stocks include convertible and non-convertible preferred and preference stocks that are senior to common stock.  Preferred stocks are equity securities that are senior to common stock with respect to the right to receive dividends and a fixed share of the proceeds resulting from the issuer’s liquidation.  Some preferred stocks also entitle their holders to receive additional liquidation proceeds on the same basis as holders of the issuer’s common stock.  Unlike common stocks, preferred stocks are generally not entitled to vote on corporate matters.  Types of preferred stocks include adjustable-rate preferred stock, fixed dividend preferred stock, perpetual preferred stock, and sinking fund preferred stock.  Generally, the market values of preferred stock with a fixed dividend rate and no conversion element vary inversely with interest rates and perceived credit risk.

Securities of Foreign Issuers.  The Fund can invest up to 25% of its total assets in securities that are not denominated in U.S. dollars or securities of foreign governments and companies.  Foreign securities are debt and equity securities that are traded in markets outside of the United States.  The countries in which these markets are located can be developed or emerging.

Eurodollar and Yankee Obligations. Eurodollar bank obligations are dollar-denominated certificates of deposit and time deposits issued outside the U.S. capital markets by foreign branches of U.S. banks and by foreign banks. Yankee bank obligations are dollar-denominated obligations issued in the U.S. capital markets by foreign banks. Eurodollar and Yankee bank obligations are subject to the same risks that pertain to domestic issues, notably credit risk, market risk, and liquidity risk. Additionally, Eurodollar (and to a limited extent, Yankee) bank obligations are subject to certain sovereign risks and other risks associated with foreign investments. One such risk is the possibility that a sovereign country might prevent capital, in the form of dollars, from flowing across their borders. Other risks include: adverse political and economic developments; the extent and quality of government regulation of financial markets and institutions; the imposition of foreign withholding taxes, and the expropriation or nationalization of foreign issues.

Foreign Market Risks.  Foreign security investment involves additional risks not present in U.S. investments that can increase the chances that the Fund will lose money.  These additional risks are generally higher for emerging markets investments, which can be subject to greater social, economic, regulatory and political uncertainties, and may have significantly less liquidity, than developed markets. Foreign debt markets, while growing in volume and sophistication, are generally not as developed as the markets in the United States.  Foreign debt markets tend to differ from those in the United States in a number of ways.  Foreign debt markets: are generally more volatile than, and not as developed or efficient as, those in the United States; have substantially less volume; trade securities that tend to be less liquid and experience rapid and erratic price movements; have generally higher commissions and are subject to set minimum rates, as opposed to negotiated rates; employ trading, settlement and custodial practices less developed than those in U.S. markets; and may have different settlement practices, which may cause delays and increase the potential for failed settlements.

Foreign markets may offer less protection to investors than U.S. markets because: foreign accounting, auditing, and financial reporting requirements may render a foreign corporate balance sheet more difficult to understand and interpret than one subject to U.S. law and standards; adequate public information on foreign issuers may not be available, and it may be difficult to secure information regarding corporate actions on a timely basis; in general, there is less overall governmental supervision and regulation of securities exchanges, brokers, and listed companies than in the United States; OTC markets tend to be less regulated than stock exchange markets and, in certain countries, may be totally unregulated; economic or political concerns may influence regulatory enforcement and may make it difficult for investors to enforce their legal rights; and restrictions on transferring securities within the United States or to U.S. persons may make a particular security less liquid than foreign securities of the same class that are not subject to such restrictions.  Some of these risks are explained further below.

Foreign Economy Risk.  The economies of certain foreign markets often do not compare favorably with that of the U.S. with respect to such issues as growth of gross domestic product, reinvestment of capital, resources, and balance of payments positions.  Certain foreign economies may rely heavily on particular industries or foreign capital and are more vulnerable to diplomatic developments, the imposition of economic sanctions against a particular country or countries, changes in international trading patterns, trade barriers, and other protectionist or retaliatory measures. Investments in foreign markets may also be adversely affected by governmental actions such as the imposition of capital controls, nationalization of companies or industries, expropriation of assets, or the imposition of punitive taxes.  In addition, the governments of certain countries may prohibit or impose substantial restrictions on foreign investing in their capital markets or in certain industries.  Any of these actions could severely affect security prices, impair the Fund’s ability to purchase or sell foreign securities or transfer the Fund’s assets back into the U.S., or otherwise adversely affect the Fund’s operations.  Other foreign market risks include foreign exchange controls, difficulties in pricing securities, defaults on foreign government securities, difficulties in enforcing favorable legal judgments in foreign courts, and political and social instability.  Legal remedies available to investors in certain foreign countries may be less extensive than those available to investors in the U.S. or other foreign countries.  Foreign corporate governance may not be as robust as in the U.S.  As a result, protections for minority investors may not be strong, which could affect security prices.

Currency Risk and Exchange Risk.  While the Fund denominates its net asset value in U.S. dollars, the securities of foreign companies are frequently denominated in foreign currencies. Thus, a change in the value of a foreign currency against the U.S. dollar will result in a corresponding change in value of securities denominated in that currency.  Some of the factors that may impair the investments denominated in a foreign currency are: it may be expensive to convert foreign currencies into U.S. dollars and vice versa; complex political and economic factors may significantly affect the values of various currencies, including U.S. dollars, and their exchange rates; there may be no systematic reporting of last sale information for foreign currencies or regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis; available quotation information is generally representative of very large round-lot transactions in the inter-bank market and thus may not reflect exchange rates for smaller odd-lot transactions (less than $1 million) where rates may be less favorable; and the inter-bank market in foreign currencies is a global, around-the-clock market.  To the extent that a market is closed while the markets for the underlying currencies remain open, certain markets may not always reflect significant price and rate movements.

Governmental Supervision and Regulation/Accounting Standards.  Many foreign governments supervise and regulate stock exchanges, brokers and the sale of securities to a lesser extent than the U.S. government.  Some countries may not have laws to protect investors the way that the U.S. securities laws do.  Accounting standards in other countries are not necessarily the same as in the U.S. If the accounting standards in another country do not require as much disclosure or detail as U.S. accounting standards, it may be harder for the Fund’s portfolio managers to completely and accurately determine a company’s financial condition.

Certain Risks of Holding Fund Assets Outside the U. S.  Foreign securities in which the Fund invests are generally held outside the U.S. in foreign banks and securities depositories.  The Fund’s custodian is its “foreign custody manager.”  The “foreign custody manager” is responsible for determining that the Fund’s directly-held foreign assets will be subject to reasonable care, based on standards applicable to custodians in relevant foreign markets. However, certain foreign banks and securities depositories may be recently organized or new to the foreign custody business.  They may also have operations subject to limited or no regulatory oversight.  Also, the laws of certain countries may put limits on the Fund’s ability to recover its assets if a foreign bank or depository or issuer of a security or an agent of any of the foregoing goes bankrupt. In addition, it likely will be more expensive for the Fund to buy, sell and hold securities, or increase or decrease exposures thereto, in certain foreign markets than it is in the U.S. market due to higher brokerage, transaction, custody and/or other costs.  The increased expense of investing in foreign markets reduces the amount the Fund can earn on its investments.

As discussed in more detail above, settlement and clearance procedures in certain foreign markets differ significantly from those in the U.S. Foreign settlement and clearance procedures and trade regulations also may involve certain risks (such as delays in payment for or delivery of securities) not typically involved with the settlement of U.S. investments.  Communications between the U.S. and emerging market countries may be unreliable, increasing the risk of delayed settlements or losses of security certificates.  Settlements in certain foreign countries at times have not kept pace with the number of securities transactions.  The problems may make it difficult for the Fund to carry out transactions.  If the Fund cannot settle or is delayed in settling a purchase of securities, the Fund may miss attractive investment opportunities, and certain of its assets may be uninvested with no return earned thereon for some period.  If the Fund cannot settle or is delayed in settling a sale of securities, directly or indirectly, it may lose money if the value of the security then declines, or if it has contracted to sell the security to another party, the Fund could be liable to that party for any losses incurred.

Euro Risk.  Many European countries have adopted a single European currency, the euro.  Upon the adoption of the euro, the exchange rates of participating European countries were irrevocably fixed between the member countries.  The euro has presented unique uncertainties for participating nations, including the fluctuation of the euro relative to non-euro currencies; whether the interest rate, tax and labor regimes of European countries participating in the euro will converge over time; and whether the conversion of the currencies of other countries that now are or may in the future become members of the European Union, may have an impact on the euro.  Also, it is possible that the euro could be abandoned in the future by some or all the countries that have already adopted its use.  Recent political and economic issues have created uncertainty concerning the future of the euro and the impact if one or more countries leave the Eurozone.  These or other events, including future unforeseen political and economic developments, could cause market disruptions and could adversely affect the value of securities held by the Fund.  Because of the number of countries using this single currency, a significant portion of the foreign assets held by the Fund may be denominated in euros.

Foreign Ownership Reporting. Foreign companies may require disclosure of substantial holdings of the company’s securities at lower thresholds than a domestic issuer would impose, and may require issuer consent for holdings over prescribed thresholds. These requirements could result in the Fund’s position in a foreign issuer being disclosed to the issuer and potentially to market participants.

Currency Transactions.  The Fund may engage in currency transactions, including currency forward contracts, currency futures contracts, currency swaps and other strategic transactions, in each case for hedging purposes only.  The Fund may engage in such transactions for a variety of risk management purposes in connection with the management of its foreign currency exposure, including to hedge the value of portfolio securities denominated in particular currencies against fluctuations in relative value.  For example, the Fund may enter into a currency transaction in connection with a purchase or sale of a non-U.S. dollar denominated security in an effort to “lock in” the U.S. dollar price of the security and avoid possible losses resulting from a change in the applicable foreign exchange rate after the trade date but before the settlement date for the security.  In addition, the Fund may enter into a currency transaction in an effort to hedge its foreign currency exposure against anticipated changes in foreign exchange rates.  The Fund may also conduct foreign currency exchange transactions on a spot basis (that is, cash basis) at the spot rate for purchasing or selling currency prevailing in the foreign currency exchange market. The Fund may purchase and sell foreign currency on a spot basis in connection with the settlement of transactions in securities traded in such foreign currency.

Currency Forwards.  A currency forward contract involves a privately negotiated obligation to purchase or sell (with delivery generally required) a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract.  The Fund may enter into a currency forward contract to sell, for a fixed amount of U.S. dollars, the amount of that currency approximating the value of some or all of the Fund’s portfolio securities denominated in such currency. For example, the Fund may do this if the Adviser believes that the currency of a particular country may decline in relation to the U.S. dollar. Forward contracts may limit potential gain from a positive change in the relationship between the U.S. dollar and foreign currencies.

Currency Futures.  The sale of a foreign currency futures contract creates an obligation by the seller to deliver the amount of currency called for in the contract at a specified future time for a specified price. The purchase of a foreign currency futures contract creates an obligation by the buyer to take delivery of an amount of currency at a specified future time at a specified price.

Currency and Cross-Currency Swaps. A currency swap (or FX swap) is a simultaneous purchase and sale of identical amounts of one currency for another with two different value dates. A currency swap is typically arranged as a spot currency transaction that will be reversed at a set date with an offsetting forward transaction. Currency swaps are traded bilaterally.

A cross-currency swap is an agreement to exchange cash flows based on the notional difference among two or more currencies and operates similarly to an interest rate swap. Cross-currency swaps are also traded bilaterally. Upon initiation of a cross-currency swap, the two counterparties agree to make an initial exchange of principal amounts in one currency for another currency. During the life of the swap, each party makes payments (in the currency of the principal amount received) to the other. At the maturity of the swap, the parties make a final exchange of the initial principal amounts, reversing the initial exchange at the same spot rate.

Currency Hedging Techniques.  The Fund may use one or more currency hedging techniques including: transaction hedging, position hedging, cross-hedging and proxy hedging. Transaction hedging typically involves entering into a currency derivative transaction with respect to specific assets or liabilities of the Fund, which will generally arise in connection with the purchase or sale of portfolio securities or the receipt of income from them.  Position hedging typically involves entering into a currency derivative transaction with respect to portfolio securities positions denominated or generally quoted in that currency.  The Fund also may cross-hedge currencies by entering into transactions to purchase or sell one or more currencies that are expected to increase or decline in value relative to other currencies to which the Fund has or in which the Fund expects to have exposure.  In addition, in an effort to reduce the effect of currency fluctuations on the value of existing or anticipated portfolio holdings, the Fund may engage in proxy hedging.  Proxy hedging typically entails entering into a forward contract to sell a currency, the changes in the value of which are generally considered to be linked to a currency or currencies in which some or all of the Fund’s securities are or are expected to be denominated, and to buy dollars.  Proxy hedging is often used when the currency to which the Fund’s holdings is exposed is difficult to hedge directly or difficult to hedge against the dollar.

Currency Transaction Risks.  Currency hedging involves many of the same risks as other derivative transactions.  Currency transactions can result in losses to the Fund if the currency being hedged fluctuates in value to a degree or in a direction that is not anticipated. Further, the perceived linkage or correlation between various currencies may not be present or may not be present during the particular time that the Fund engages in these transactions.  There can be no assurance that a liquid market will exist at the time when the Fund seeks to close out a currency futures position.  Currency derivative transactions are also subject to risks different from those of other derivative transactions.  Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be adversely affected by government exchange controls, limitations or restrictions on repatriation of currency, and manipulations or exchange restrictions imposed by governments.  Governmental actions can result in losses to the Fund if it is unable to deliver or receive currency or monies in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs.  Buyers and sellers of currency futures contracts are subject to the same risks that generally apply to futures contracts.  Further, settlement of a currency futures contract for the purchase of most currencies must occur at a bank based in the issuing nation. Currency exchange rates may also fluctuate based on broader factors extrinsic to any particular country’s economy.  In addition, unlike other types of swaps, currency and cross-currency swaps typically involve the delivery of the entire principal (notional) amounts of the two designated currencies.  As a result, the entire principal value of a cross currency swap is subject to the risk that the swap counterparty will default on its contractual delivery obligations.  There can be no assurance that currency transactions or currency hedging techniques will be successful.

Rule 144A and Other Restricted Securities.  The Fund can invest up to 15% of its net assets in illiquid securities, measured at the time of investment.

Rule 144A was adopted under the Securities Act of 1933 (the “1933 Act”) to allow a broader institutional trading market for securities subject to restriction on resale to the general public.  The Rule provides a “safe harbor” for the resale of certain restricted securities among qualified institutional investors without registration under the 1933 Act.  Under the oversight of the Board, the portfolio managers determine the liquidity of such investments by considering all relevant factors.  Provided that a dealer or institutional trading market in such securities exists, these restricted securities may not be treated as illiquid securities for purposes of the Fund’s investment limitations.  Other securities subject to legal or contractual restrictions on resale generally may be resold only in a privately negotiated transaction with a limited number of purchasers or in a public offering registered under the 1933 Act.  Considerable delay could be encountered in either event. These difficulties and delays could result in the Fund’s inability to realize a favorable price upon disposition of restricted securities and in some cases may make disposition of such restricted securities at the time desired by the Fund impossible.  The price realized from the sales of these securities could be more or less than those originally paid by the Fund or less than what may be considered the fair value of such securities.

Delayed Delivery.  Some securities in which the Fund may invest are offered on a delayed delivery (including a “when issued”) basis.  That is, delivery and payment for the securities is scheduled to occur on a future settlement date but the price, interest rate and settlement date is fixed at the time of commitment.  The Fund will not enter into a transaction with a scheduled delivery date over one year after the commitment date.  At all times the Fund maintains in a segregated account, cash or liquid, high grade money market instruments in an amount equal to any open commitments.  However, the Fund can meet its obligations to pay for delayed delivery securities from the sale of the securities themselves, which may have a value greater or lesser than the Fund’s payment obligation, thus producing a realized gain or loss.  When purchasing a security on a when-issued or delayed delivery basis, the Fund assumes the rights and risks of ownership of the security, including the risk of price and yield changes.  The yield available in the market when the delivery takes place may be higher than those obtained in the transaction itself.  Because the Fund does not pay for the security until the delivery date, these risks are in addition to the risks associated with its other investments.

Short Sales Against the Box.  The Fund can make short sales of securities or maintain a short position if the Fund contemporaneously owns or has the right to obtain at no added cost identical securities to those sold short (short sales “against the box”) or if the securities sold are “when issued” or “when distributed” securities that the Fund expects to receive in a recapitalization, reorganization, or other exchange for securities the Fund contemporaneously owns or has the right to obtain at no added cost.  The principal purpose of short sales is to enable the Fund to obtain the current market price of a security that the Fund desires to sell but which cannot be currently delivered for settlement.  For example, common stocks issuable upon conversion of a convertible security sometimes can be sold at a better price than the convertible security owned by the Fund.  In such circumstances the Fund could sell the common stock short “against the box” while tendering the convertible security to the issuer for conversion.  Upon receipt of the certificates for the underlying common stock, delivery would be made to close the short sale.  The Fund will not make short sales or maintain a short position if to do so would cause more than 25% of its total assets (exclusive of proceeds from short sales) to be allocated to a segregated account in connection with short sales.

Whenever the Fund sells a security short, its custodian segregates an amount of cash or liquid securities equal to the difference between (a) the market value of the securities sold short at the time they were sold short and (b) any cash or U.S. Government securities the Fund is required to deposit with the broker in connection with the short sale (not including the proceeds from the short sale).  The segregated assets are marked to market daily in an attempt to ensure that the amount deposited in the segregated account plus the amount deposited with the broker is at least equal to the market value of the securities at the time they were sold short.

The Fund did not effect any short sales in the last fiscal year.

Repurchase Agreements.  The Fund can invest in repurchase agreements with domestic banks or dealers to earn interest on temporarily available cash.  A repurchase agreement is a short-term investment in which the purchaser (i.e., the Fund) acquires a debt security that the seller agrees to repurchase at a future time and set price, thereby determining the yield during the holding period.  Repurchase agreements are collateralized by the underlying debt securities and may be considered loans under the Investment Company Act of 1940 (“1940 Act”).  In the event of bankruptcy or other default by the seller, the Fund could experience delays and expenses liquidating the underlying security, including expenses in enforcing its rights, loss from decline in value of such security, and lack of access to income on such security.

Common Stocks.  Although the portfolio managers do not intend to purchase common stocks, the Fund’s portfolio may include common stocks acquired upon conversion of convertible securities, upon a corporate restructuring or recapitalization.  Such securities are sold when the sale does not adversely affect the Fund’s assets.

Credit-Linked Notes.  Credit-linked notes (“CLNs”) are typically set-up as a “pass-through” note structures created by a broker or bank as an alternative investment for funds or other purchasers to directly buying a bond, group of bonds, or portfolio of credit default swaps. CLNs are typically issued at par, with a one-to-one relationship with the notional value to the underlying assets. The performance of the CLN, however, including maturity value, is linked to the performance of the specified underlying assets as well as that of the issuing entity. In addition to the risk of loss of its principal investment, the Fund bears the risk that the issuer of the CLN will default or become bankrupt. In such an event, the Fund may have difficulty being repaid or fail to be repaid the principal amount of its investment. A downgrade or impairment to the credit rating of the issuer or the underlying assets will also likely negatively impact the price of the CLN. A CLN is typically structured as a limited recourse, unsecured obligation of the issuer of such security such that the security will usually be the obligation solely of the issuer and will not be an obligation or responsibility of any other person, including the issuer of the underlying bond(s).

Changes in liquidity may result in significant, rapid, and unpredictable changes in the prices of CLNs. In certain cases, a market price for a CLN may not be available or may not be reliable, and the Fund could experience difficulty in selling such security at a price the investment manager believes is fair.

Structured Investments.  Included among the issuers of debt or equity securities in which the Fund may invest are special purpose entities organized and operated solely for the purpose of restructuring the investment characteristics of various securities. These entities are typically organized by investment banking firms which receive fees in connection with establishing each entity and arranging for the placement of its securities. This type of restructuring involves the deposit with or purchase by an entity, such as a corporation or trust, of specified instruments and the issuance by that entity of one or more classes of securities (structured investments) backed by, or representing interests in, the underlying instruments. Unless a structured investment includes some form of credit enhancement, such as a guarantee by a third party, its credit risk will generally be equivalent to that of its underlying instruments; the extent of the payments made with respect to structured investments usually depends on the extent of the cash flow on the underlying instruments. However, structured investment vehicles permit cash flows and credit risk to be apportioned among multiple levels or “tranches” of securities with different investment characteristics such as varying maturities, payment priorities, or interest rate provisions. The

Fund could purchase senior or subordinated structured investments. Subordinated structured investments typically have higher yields and present greater risks than unsubordinated structured investments. Purchasing subordinated structured investments may have an economic effect similar to borrowing against the related securities.

Structured investments are potentially more volatile and carry liquidity risk since the instruments are often “customized” to meet the portfolio needs of a particular investor, and therefore, the number of investors that are willing and able to buy such instruments in the secondary market may be smaller than that for more traditional debt securities. Structured investments may entail significant risks that are not associated with their underlying assets.

Government Intervention in Financial Markets.  Instability in the financial markets during and after the 2008-2009 financial downturn has led the U.S. Government and governments across the world to take a number of unprecedented actions designed to support certain financial institutions and segments of the financial markets that have experienced extreme volatility, and in some cases a lack of liquidity.  Most significantly, the U.S. Government has enacted a broad-reaching regulatory framework over the financial services industry and consumer credit markets, the potential impact of which on the value of securities held by the Fund is unknown. Federal, state, and other governments, their regulatory agencies, or self-regulatory organizations may take actions that affect the regulation of the instruments in which the Fund invests, or the issuers of such instruments, in ways that are unforeseeable. Legislation or regulation may also change the way in which the Fund itself is regulated. Such legislation or regulation could limit or preclude the Fund’s ability to achieve its investment objective.

Governments or their agencies may also acquire distressed assets from financial institutions and acquire ownership interests in those institutions. The implications of government ownership and disposition of these assets are unclear, and such a program may have positive or negative effects on the liquidity, valuation and performance of the Fund’s portfolio holdings. Furthermore, volatile financial markets can expose the Fund to greater market and liquidity risk and potential difficulty in valuing portfolio instruments held by the Fund. The Fund has established procedures to assess the liquidity of portfolio holdings and to value instruments for which market prices may not be readily available. The Adviser will monitor developments and seek to manage the Fund in a manner consistent with achieving the Fund’s investment objective, but there can be no assurance that it will be successful in doing so.

The value of the Fund’s holdings is also generally subject to the risk of future local, national, or global economic disturbances based on unknown weaknesses in the markets in which the Fund invests. In the event of such a disturbance, issuers of securities held by the Fund may experience significant declines in the value of their assets and even cease operations, or may receive government assistance accompanied by increased restrictions on their business operations or other government intervention. In addition, it is not certain that the U.S. Government will intervene in response to a future market disturbance and the effect of any such future intervention cannot be predicted. It is difficult for issuers to prepare for the impact of future financial downturns, although companies can seek to identify and manage future uncertainties through risk management programs.

Increasing Government Debt.  The total public debt of the United States as a percentage of gross domestic product has grown rapidly since the beginning of the 2008-2009 financial downturn. Governmental agencies project that the United States will continue to maintain high debt levels for the foreseeable future. Although high debt levels do not necessarily indicate or cause economic problems, they may create certain systemic risks if sound debt management practices are not implemented.

A high national debt level may increase market pressures to meet government funding needs, which may drive debt costs higher and cause the U.S. Treasury to sell additional debt with shorter maturity periods, thereby increasing refinancing risk. A high national debt also raises concerns that the U.S. Government will not be able to make principal or interest payments when they are due. In the worst case, unsustainable debt levels can cause declines in the valuation of currencies, and can prevent the U.S. Government from implementing effective counter-cyclical fiscal policy in economic downturns.

In August 2011, S&P lowered its long-term sovereign credit rating on the U.S. In explaining the downgrade, S&P cited, among other reasons, controversy over raising the statutory debt ceiling and growth in public spending. The ultimate impact of the downgrade is uncertain, but it may lead to increased interest rates and volatility, particularly if other rating agencies similarly lower their ratings on the U.S. The market prices and yields of securities supported by the full faith and credit of the U.S. government may be adversely affected by a sovereign credit rating downgrade. Moreover, additional credit rating downgrades of U.S. sovereign debt or of U.S. government-sponsored enterprises may result in financial market declines, increased volatility and significant disruption across various financial markets and asset classes. This could adversely affect the value of the Fund’s investments.

Inflation and Deflation.  The Fund may be subject to inflation and deflation risk. Inflation risk is the risk that the present value of assets or income of the Fund will be worth less in the future as inflation decreases the present value of money. The Fund’s dividend rates or borrowing costs, where applicable, may also increase during periods of inflation. This may further reduce the Fund’s performance. Deflation risk is the risk that prices throughout the economy decline over time creating an economic recession, which could make issuer default more likely and may result in a decline in the value of the Fund’s assets. Generally, securities issued in emerging markets are subject to a greater risk of inflationary or deflationary forces, and more developed markets are better able to use monetary policy to normalize markets.

Regulatory Risk.  Financial entities, such as investment companies and investment advisers, are generally subject to extensive government regulation and intervention. Government regulation and/or intervention may change the way the Fund is regulated, affect the expenses incurred directly by the Fund and the value of its investments, and limit and/or preclude the Fund’s ability to achieve its investment objective. Government regulation may change frequently and may have significant adverse consequences. Moreover, government regulation may have unpredictable and unintended effects. Many of the changes required by the Dodd-Frank Wall Street Reform and Consumer Protection Act (“Dodd-Frank Act”) could materially impact the profitability of the Fund and the value of assets it holds, expose the Fund to additional costs, require changes to investment practices, and adversely affect the Fund’s ability to pay dividends. For example, the restrictions on proprietary trading in Section 619 (the “Volcker Rule”) of the Dodd-Frank Act may negatively impact fixed income market making capacity and could, therefore, result in reduced liquidity in fixed income markets. Additional legislative or regulatory actions to address perceived liquidity or other issues in fixed income markets generally, or in particular markets such as the municipal securities market, may alter or impair the Fund’s ability to pursue its investment objectives or utilize certain investment strategies and techniques. While there continues to be uncertainty about the full impact of these and other regulatory changes, it is the case that the Fund will be subject to a more complex regulatory framework, and may incur additional costs to comply with new requirements as well as to monitor for compliance in the future.

Fund Operational Risk.  An investment in the Fund, like any fund, can involve operational risks arising from factors such as processing errors, human errors, inadequate or failed internal or external processes, failures in systems and technology, changes in personnel and errors caused by third-party service providers. The occurrence of any of these failures, errors or breaches could result in a loss of information, regulatory scrutiny, reputational damage or other events, any of which could have a material adverse effect on the Fund. While the Fund seeks to minimize such events through controls and oversight, there may still be failures that could cause losses to the Fund.

Debt Security Ratings.  Moody’s, Fitch and S&P employ the designations set forth in Appendix A to rate debt securities.

Securities Lending.  The Fund may lend a portion, up to 33%, of its total assets to broker- dealers or other financial institutions.  It may then reinvest the collateral it receives in short-term securities and money market instruments.  If the Fund lends its securities, it will follow the following guidelines:

•                                          The borrower must provide collateral at least equal to the market value of the securities loaned;

•                                          The collateral must consist of cash, an irrevocable letter of credit issued by a domestic U.S. bank or securities issued or guaranteed by the U.S. government;

•                                          The borrower must add to the collateral whenever the price of the securities loaned rises (i.e., the borrower “marks to the market” on a daily basis);

•                                          It must be able to terminate the loan at any time;

•                                          It must receive reasonable interest on the loan (which may include the Fund investing any cash collateral in interest bearing short-term investments); and

•                                          It must determine that the borrower is an acceptable credit risk.

The risks of the Fund lending its securities are similar to the risks involved with repurchase agreements. When the Fund lends securities, any losses on the collateral received from the borrower will be borne by the Fund. Moreover, there is a risk that the borrower will become financially unable to honor its contractual obligations. If this happens, the Fund could:

•                                          Lose its rights in the collateral and not be able to retrieve the securities it lent to the borrower; and

•                                          Experience delays in recovering its securities.

Any costs associated with securities lending would not appear as expenses in the Fund’s fee table in the Prospectus.  When securities are lent, the Fund will not be able to vote proxies for these securities unless they are recalled by the Fund.  However, the Board or the Fund may have obligations to recall lent securities in time to vote proxies if it has knowledge that a vote concerning a material event regarding the securities will occur.

Cyber Security Risk.  Like other business enterprises, the use of the Internet and other electronic media and technology exposes the Fund and its service providers, and their respective operations, to potential risks from cyber-security incidents, including cyber-attacks.  Cyber-attacks include, among other behaviors, stealing or corrupting data maintained online or digitally, denial of service attacks on websites, the unauthorized release of confidential information or various other forms of cyber security breaches.  Cyber-attacks affecting the Fund or the Adviser, Custodian, Transfer Agent, intermediaries and other third-party service providers may adversely impact the Fund.  For instance, cyber-attacks may interfere with the processing of shareholder transactions, impact the Fund’s ability to calculate its net asset value, cause the release of private shareholder information or confidential (including proprietary) company information, impede trading, subject the Fund to regulatory fines or financial losses, and cause reputational damage.  The Fund may also incur additional costs for cyber security risk management purposes. Similar types of cyber security risks are also present for issuers of securities in which the Fund invests, which could result in material adverse consequences for such issuers, and may cause the Fund’s investment in such portfolio companies to lose value.  The Adviser has established risk management systems reasonably designed to seek to reduce the risks associated with cyber-attacks, but there is no guarantee the Adviser’s efforts will succeed either entirely or partially.  Among other reasons, the nature of malicious cyber-attacks is becoming increasingly sophisticated, and the Adviser cannot control the cyber-security systems of issuers or third-party service providers.

Temporary Defensive Position.  When adverse market or economic conditions indicate to the Adviser that a temporary defensive strategy is appropriate, or during periods of significant shareholder redemptions, the Fund may invest up to 100% of its assets in short-term investment grade debt obligations of the U.S. government, its agencies and instrumentalities, bank certificates of deposit, bankers’ acceptances, high quality commercial paper, demand notes, cash and/or repurchase agreements.  Under such circumstances, the Fund may not achieve its investment objective.

INVESTMENT RESTRICTIONS

The Fund is an open-end, diversified investment management company and has adopted investment restrictions stated below.  They apply at the time securities are purchased or other relevant action is taken.  As a diversified investment management company, the Fund intends to abide by the 1940 Act requirements that the Fund must have at least 75% of the value of its total assets represented by cash and cash items (including receivables), U.S. Government securities, securities of other investment companies, and other securities for the purposes of this calculation limited in respect of any one issuer to an amount not greater in value than 5% of the value of the total assets of the Fund and to not more than 10% of the outstanding voting securities of such issuer.  These restrictions and the Fund’s investment objectives cannot be changed without approval of the holders of a majority of outstanding Fund shares.  The 1940 Act defines this majority as the lesser of (a) 67% or more of the voting securities present in person or represented by proxy at a meeting, if the holders of more than 50% of the outstanding voting securities are present or represented by proxy; or (b) more than 50% of the outstanding voting securities. In addition to the investment objectives described in the Prospectus, these restrictions provide that the Fund will not:

1.                                      Borrow money, except from a bank as a temporary measure for extraordinary or emergency purposes (including meeting redemptions without immediately selling securities), but not for leverage or investment, in an amount not to exceed 10% of the value of net assets at the time the borrowing is made; provided, however, that so long as such borrowings exceed 5% of the value of net assets the Fund will not make any new investments;

2.                                      Mortgage, pledge or hypothecate assets, except to an extent not greater than 10% of total assets to secure borrowings made in accordance with restriction 1 above;

3.                                      Invest more than 5% of its total assets (excluding cash and cash items) in the securities of any one issuer, except the United States Government, its agencies and instrumentalities. Investments in one or more domestic commercial banks are excluded from this 5% limitation with respect to 25% of the Fund’s total assets;

4.                                      Invest more than 25% of the Fund’s total assets in the securities of issuers (other than domestic banks and the U.S. Government, its agencies and instrumentalities) in the same industry or group of industries. Electric, natural gas distribution, natural gas pipeline, combined electric and natural gas and telephone utilities are considered separate industries or groups of industries for purposes of this restriction and finance companies as a group shall not be considered within a single industry or group of industries;

5.                                      Make time deposits (excluding negotiable certificates of deposit) of more than seven days. Time deposits with maturity occurring on the Fund’s next business day or within up to seven calendar days may not exceed 10% of the Fund’s total assets;

6.                                      The Fund may not make loans to other persons, except to the extent permitted under the 1940 Act, the rules and regulations thereunder, or any exemptions therefrom, as such statute, rules or regulations may be amended or interpreted from time to time;

7.                                      Purchase or sell real estate; however, the Fund may purchase marketable securities issued by companies which invest in real estate or interests therein;

8.                                      Purchase securities on margin or sell short, except that the Fund may make certain short sales of securities or maintain a short position if the Fund contemporaneously owns or has the right to obtain at no added cost securities identical to those sold short (short sales “against the box”) or if the securities sold are “when issued” or “when distributed” securities which the Fund expects to receive in a recapitalization, reorganization, or other exchange for securities the Fund contemporaneously owns or has the right to obtain at no added cost;

9.                                      Purchase or sell commodities or commodity futures contracts, or interests in oil, gas or mineral exploration or development programs;

10.                               Underwrite securities of other issuers;

11.                               Acquire more than 10% of any class of securities of an issuer. For this purpose, all outstanding bonds and other evidences of indebtedness shall be deemed within a single class regardless of maturities, priorities, coupon rates, series, designations, conversion rights, security or other differences;

12.                               Purchase warrants or write, purchase or sell puts, calls, straddles, spreads or combinations thereof;

13.                               Purchase securities of other investment companies except in connection with a merger, consolidation, acquisition or reorganization;

14.                               Purchase securities of any issuer for the purpose of exercising control of management;

15.                               Invest more than 5% of total assets in securities of any issuer which, together with predecessors, has been in continuous operation less than three years; and

16.                               Purchase or retain the securities of an issuer if those officers or directors of the Fund or the Fund’s investment adviser who are also officers or directors of the issuer and who each own beneficially more than 0.5% of the securities of that issuer, together own more than 5% of the securities of such issuer.

In addition, as a non-fundamental policy that could be changed without the approval of a majority of the outstanding Fund shares, the Fund will include domestic banks in determining compliance with the 25% limit on investments in the same industry.

In addition, as a non-fundamental policy that could be changed without the approval of a majority of the outstanding Fund shares, the Fund may not lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties (this restriction does not apply to purchases of debt securities or repurchase agreements).

In addition, as a non-fundamental policy that could be changed without the approval of a majority of the outstanding Fund shares, the Fund may not hold more than 15% of its net assets in illiquid securities, measured at the time of investment.

In addition, as a non-fundamental policy that could be changed without the approval of a majority of the outstanding Fund shares, the Fund may not issue senior securities except as permitted under, or to the extent not prohibited by, the 1940 Act, and rules thereunder, as interpreted or modified by regulatory authority having jurisdiction from time to time, and any applicable exemptive relief.

PORTFOLIO TURNOVER

The portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for a fiscal year by the average monthly value of portfolio securities during such fiscal year.  Securities maturing in one year or less at the time of acquisition are not included in this computation.  The turnover rate for prior periods is shown in the Prospectus under the caption “Financial Highlights.”  This rate may vary greatly from year to year as well as within a year. During the most recent fiscal year, the Fund’s portfolio turnover rate was 64% of the average value of its portfolio. This amount was previously reported as 29% in the Fund’s September 30, 2015 Annual Report due to an error in the calculation method.

PORTFOLIO HOLDINGS DISCLOSURE

A list of the Fund’s portfolio holdings as of the close of each calendar quarter will be made publicly available on or about the 15th day of the following calendar quarter, or such other date as the Fund may determine on the Fund’s website.  The list also appears in the Fund’s quarterly filings with the SEC on Forms N-CSR (with respect to each annual and semiannual period) and Forms N-Q (with respect to the first and third quarters of the Fund’s fiscal year).

The Fund’s policy is to disclose portfolio holdings information to third parties only if legally required to do so or when the Fund believes there is a legitimate business purpose to disclose the information and the recipient is subject to a duty of confidentiality, including a duty not to use the information to engage in any trading of the Fund’s holdings of Fund shares on the basis on nonpublic information.  The duty of confidentiality may exist under law or may be imposed by contract.

The Fund may provide, at any time, portfolio holdings information to its service providers, such as the Fund’s transfer agent, custodian/fund accounting agent, administrator, financial printer, pricing services, auditors, counsel, and proxy voting services, as well as to state, federal, and foreign regulators and government agencies, and as otherwise required by law or judicial process.  Government entities and Fund service providers are generally subject to duties of confidentiality, including a duty not to trade on non-public information, imposed by law and/or contract.

In addition, in connection with the purchase and sale of portfolio securities and in the course of seeking best execution, the Adviser provides information regarding individual portfolio holdings to broker-dealers who may be selected to execute or clear trades for the Fund or serve as counterparties to the Fund’s derivative positions.  The Securities Exchange Act of 1934, as amended, and the rules of the Financial Industry Regulatory Authority (“FINRA”) provide limitations on a broker-dealer’s ability to trade for its own accounts or the accounts of others on the basis of such information.

The Adviser provides investment advice to clients other the Fund that have investment objectives that may be substantially similar or identical to the Fund.  These clients may therefore have substantially similar, and in certain cases nearly identical, portfolio holdings as the Fund.  These clients generally have access to current portfolio holding information for their accounts and are subject to different portfolio holdings disclosure policies than the Fund, and neither the Adviser nor the Fund’s Board of Directors exercises control over such policies or disclosure.  These clients do not owe the Adviser or the Fund a duty of confidentiality with respect to the disclosure of their portfolio information.

Violations of the Fund’s portfolio holdings disclosure policy must be reported to the Fund’s Chief Compliance Officer.  If the Fund’s Chief Compliance Officer, in the exercise of her duties, deems that a violation constitutes a “Material Compliance Matter” within the meaning of Rule 38a-1 under the 1940 Act, she is required to report the violation to the Fund’s Board of Directors.

MANAGEMENT OF THE FUND

Although the Board of Directors has delegated day-to-day management to the Adviser, all Fund operations are overseen by the Fund’s Board, which meets periodically and performs duties required by applicable state and federal laws.

Under Maryland law, the Fund’s business and affairs are managed under the direction of the Board of Directors, and all powers of the Fund are exercised by or under the authority of the Board except as reserved to the shareholders by law or the Fund’s charter or by-laws.

Board of Directors.  All Directors and officers of the Fund are also Directors and/or officers of one or more of six other investment companies advised by the Adviser.  These investment companies are FPA Capital Fund, Inc., FPA Funds Trust’s FPA Crescent Fund, FPA Funds Trust’s FPA International Value Fund, FPA Paramount Fund, Inc., FPA U.S. Value Fund, Inc., (formerly FPA Perennial Fund, Inc.) and Source Capital, Inc. (collectively, the “FPA Funds”).

Directors serve until the next meeting of shareholders or until their successors are duly elected. Since shareholder meetings are not held each year, the Director’s term is indefinite in length. If a Director dies or resigns, a successor generally can be elected by the remaining Directors. Officers of the Fund are elected annually by the Board of Directors. Information regarding Directors and officers of the Fund are set forth in the following tables. All officers of the Fund are also officers of the Adviser.

Mark L. Lipson, Thomas P. Merrick, Alfred E. Osborne, Jr., A. Robert Pisano, Patrick B. Purcell and Allan M. Rudnick are all Directors of the Fund who are not “Interested Persons” of the Fund, as that term is defined in the 1940 Act (collectively, the “Independent Directors”).

Name, Address* and Age	Position with Fund	Year First Elected as Director of the Fund	Principal Occupation(s) During the Past Five Years	Number of FPA Funds Overseen by Director	Other Directorships Held by Director During the Past Five Years

Independent Directors

Mark L. Lipson, 66	Director	October 2015	Consultant, ML2Advisors, LLC. Director/Trustee of FPA Capital, Inc., of FPA Funds Trust, of FPA U.S. Value Fund, Inc., of Source Capital, Inc., and of FPA Paramount Fund, Inc. (since October 2015). Former Member of Management Committee and Western Region Head at Bessemer Trust Company (2007-2014).	7	None

Thomas P. Merrick, 78	Director	2009	Private consultant. President of Strategic Planning Consultants for more than the past five years. Director/Trustee of Source Capital, Inc. (since February 2006), of FPA Paramount Fund, Inc. (since January 2008), of FPA U.S. Value Fund, Inc. (since August 2008), of FPA Capital Fund, Inc. and of FPA Funds Trust (since July 2009). Former Executive Committee member and Vice President of Fluor Corporation (engineering and construction firm) responsible for strategic planning, from 1993 to 1998.	7	None

Alfred E. Osborne, Jr., 70	Director	1999	Senior Associate Dean at the UCLA Anderson Graduate School of Management. Dr. Osbourne has been at UCLA since 1972. Director/Trustee of FPA Capital Fund, Inc. (since 1999), of FPA Funds Trust (since 2002), of Source Capital, Inc. and of FPA U.S. Value Fund, Inc. (since November 2013), and of FPA Paramount Fund, Inc. (since August 2013).	7	Kaiser Aluminum, Wedbush, Inc. and Nuverra Environmental Solutions, Inc.

A. Robert Pisano, 72	Director	2013	Consultant. Director/Trustee of FPA Paramount Fund, Inc. and FPA U.S. Value Fund, Inc. (since July 2012), of FPA Funds Trust (since January 2013), of Source Capital, Inc. (since February 2013), and of FPA Capital, Inc. (since March 2013). Formerly President and Chief Operating Officer of the Motion Picture Association of America, Inc. from 2005 to 2011.	7	Entertainment Partners, Resources Global Professionals and The Motion Picture and Television Fund

Name, Address* and Age	Position with Fund	Year First Elected as Director of the Fund	Principal Occupation(s) During the Past Five Years	Number of FPA Funds Overseen by Director	Other Directorships Held by Director During the Past Five Years
Patrick B. Purcell, 72	Director	2006	Retired. Former Executive Vice President, Chief Financial and Administrative Officer of Paramount Pictures from 1983 to 1998. Director/Trustee of FPA Capital, Inc. and of FPA Funds Trust (since May 2006), of Source Capital, Inc. (since May 2010), of FPA U.S. Value Fund, Inc. and of FPA Paramount Fund, Inc. (since July 2012).	7	The Motion Picture and Television Fund

Allan M. Rudnick, 75	Director & Chairman	2010	Private investor. Co-Founder and former Chief Investment Officer of Kayne Anderson Rudnick Investment Management (“KAR”) in 1989. Prior to his retirement in December 2007, Mr. Rudnick served as President, Chief Executive Officer (2001) and Chairman of the Board (2001) of KAR. Director/Trustee of FPA Capital, Inc. and of FPA Funds Trust (since January 2010), of Source Capital, Inc. (since May 2012), and of FPA Paramount Fund, Inc. and FPA U.S. Value Fund, Inc. (since July 2012).	7	None

“Interested” Directors**

Robert L. Rodriguez, 66	Director	2000	Partner of First Pacific Advisors, LLC (since October 2006); and Director (since August 2000) and Portfolio Manager, in an Advisory Capacity (since January 2010) of FPA Capital Fund, Inc. Director for more than past five years, Principal (from March 1996) and Chief Executive Officer (from May 2000) of First Pacific Advisors, Inc. to September 2006.	2	None

*                                         The address for each Director is 11601 Wilshire Blvd, Ste. 1200, Los Angeles, California 90025.

**                                  “Interested person” within the meaning of the 1940 Act by virtue of his affiliation with the Fund’s Adviser.

Leadership Structure and Responsibilities of the Board and its Committees.  The Board of Directors has general oversight responsibility with respect to the Fund’s business and affairs.  Although the Board has delegated day-to-day oversight to the Adviser, all Fund operations are overseen by the Fund’s Board, which meets quarterly.  The Board is currently composed of seven directors, including six directors who are not “interested persons” of the Fund, as that term is defined in the 1940 Act (each an “Independent Director”).  The Board holds executive sessions (with and without partners and/or employees of the Adviser) in connection with its regularly scheduled Board meetings, and the Independent Directors frequently correspond with each other in between meetings to discuss specific matters that may require attention at or prior to the Board’s next regularly scheduled meeting.  The Audit Committee of the Board of Directors meets quarterly at regularly scheduled meetings and the Nominating and Governance Committee meets at least twice a year.  The Independent Directors have retained “independent legal counsel” as defined in the 1940 Act.

The Board has appointed an Independent Director to serve in the role of Chairman.  The Chairman presides at all meetings of the Board and works with the Treasurer to set the agenda for meetings.  The Chairman does not participate in the preparation of materials for meetings of the Board, but has delegated this responsibility to the Treasurer of the Fund, and they have frequent discussions regarding matters related to seeking to ensure that the Board obtains all of the information necessary to perform its functions and take actions.  The Treasurer of the Fund also acts, with the assistance of staff, as a liaison with service providers, officers, attorneys, and the Independent Directors between meetings.  Except for any duties specified herein or pursuant to the Fund’s By-Laws, the duties of the Chairman will not reduce the responsibilities that must be discharged by any other Director.

The Fund’s Board is comprised of individuals with considerable and varied business experiences, backgrounds, skills, and qualifications who collectively have a strong knowledge of business and financial matters and are committed to helping the Fund achieve its investment objective while acting in the best interests of the Fund’s shareholders.  Several members of the Board have had a long and continued service with the Fund.  As noted in the table above, the Directors bring a variety of experiences and qualifications through their business backgrounds in the fields of consulting and strategic planning, corporate management, education, entertainment, and investment management.  The Board believes that each particular Director’s financial and business experience gives him the qualifications and skills to serve as a Director. Notwithstanding the accomplishments noted above, none of the members of the Board is considered an “expert” within the meaning of the federal securities laws with respect to information in the Fund’s registration statement.

The Board of Directors has delegated day-to-day Fund and risk management to the Adviser, which is responsible for managing all Fund operations and the Fund’s risk management processes.  The Board oversees the processes implemented by the Adviser or other service providers to manage relevant risks and considers risk management issues as part of its responsibilities throughout the year at regular meetings.  The Audit Committee also considers risk management issues affecting the Fund’s financial reporting and controls at its regular meetings throughout the year.  The Adviser and other service providers prepare regular reports for Board and Audit Committee meetings that address a variety of risk-related matters, and the Board as a whole or the Audit Committee may also receive special written reports or presentations on a variety of risk issues at their request.  For example, the portfolio managers of the Fund meet regularly with the Board to discuss portfolio performance, including investment risk, counterparty risk and the impact on the Fund of investments in particular securities.  The Adviser also prepares reports for the Board regarding various issues, including valuation and liquidity.

The Board has also appointed a chief compliance officer (“CCO”) for the Fund.  The CCO reports directly to the Board and participates in the meetings of the Board. The Independent Directors meet quarterly in executive session with the CCO, and the CCO prepares and presents periodic written compliance reports, which update compliance activities to date and results thereon.  Additionally, the CCO presents an annual report to the Board evaluating the Fund’s compliance policies and procedures.  The Board expects the CCO to report any material risk, should it arise to the Board.

The Board has an Audit Committee and a Nominating and Governance Committee.  The responsibilities of each committee are described below.

Committees of the Board of Directors.  The Fund has an Audit Committee comprised of all of the Independent Directors.  The Committee makes recommendations to the Board of Directors concerning the selection of the Fund’s independent registered public accounting firm and reviews with such firms the results of the annual audit, including the scope of auditing procedures, the adequacy of internal controls, and compliance by the Fund with the accounting, recording and financial reporting requirements of the 1940 Act.  The Audit Committee met four times during the last fiscal year.

The Fund has a Nominating and Governance Committee consisting of all of the Independent Directors.  The Committee recommends to the full Board of Directors nominees for election as Directors of the Fund to fill the vacancies on the Board, when and as they occur.  The Committee periodically reviews such issues as the Board’s composition and compensation and other relevant issues, and recommends any appropriate changes to the full Board of Directors. While the Committee normally is able to identify from its own resources an ample number of qualified candidates, it will consider shareholders’ suggestions of persons to be considered as nominees to fill future vacancies on the Board.  Such suggestions must be sent in writing to the Nominating and Governance Committee of the Fund, in care of the Fund’s Secretary, and must be accompanied by complete biographical and occupational data on the prospective nominee along with a written consent of the prospective nominee for consideration of his or her name by the Committee.  The determination of nominees recommended by the Committee is within the full discretion of the Committee, and a final selection of nominees is within the sole discretion of the Board.  Therefore, no assurance can be given that any persons recommended by shareholders will be nominated as Directors.  The Nominating and Governance Committee met four times during the last fiscal year.

The Nominating and Governance Committee is responsible for searching for Director candidates that meet the evolving needs of the Board of Directors.  Director candidates must have the highest personal and professional ethics and integrity.  Additional criteria weighed by the Nominating and Governance Committee in the Director identification and selection process include the relevance of a candidate’s experience in investment company and/or public company businesses, enterprise or business leadership and managerial experience, broad economic and policy knowledge, the candidate’s independence from conflicts of interest or direct economic relationship with the Fund, financial literacy and knowledge, and the candidate’s ability and willingness to devote the proper time to prepare for, attend and participate in discussions in meetings.  The Committee also takes into account whether a candidate satisfies the criteria for independence under the rules and regulations of the 1940 Act, and if a nominee is sought for service on the Audit Committee, the financial and accounting expertise of a candidate, including whether the candidate would qualify as an Audit Committee financial expert.  While the Nominating and Governance Committee does not have a formal policy respecting diversity on the Board of Directors, consideration is given to nominating persons with different perspectives and experience to enhance the deliberation and decision-making processes of the Board of Directors.

Fund Shares owned by Directors as of December 31, 2015

Name	Dollar Range of Fund Shares Owned	Aggregate Dollar Ranges of Shares Owned in all FPA Funds Overseen by the Director
Independent Directors
Mark L. Lipson	None	Over $100,000
Thomas P. Merrick	$10,001-$50,000	Over $100,000
Alfred E. Osborne, Jr.	$10,001-$50,000	Over $100,000
A. Robert Pisano	$10,001-$50,000	Over $100,000
Patrick B. Purcell	Over $100,000	Over $100,000

Name	Dollar Range of Fund Shares Owned	Aggregate Dollar Ranges of Shares Owned in all FPA Funds Overseen by the Director
Allan M. Rudnick	Over $100,000	Over $100,000
“Interested” Directors
Robert L. Rodriguez	Over $100,000	Over $100,000

As of December 31, 2015, the officers and Directors of the Fund and their families, as a group, owned beneficially or of record less than 1% of the outstanding shares of the Fund.

Director Compensation.  No compensation is paid by the Fund to any officer or Director who is a Director, officer or employee of the Adviser or its affiliates.  The Fund paid annual fees of $14,000 to Directors who are not affiliated with the Adviser, plus $4,000 for each Board of Directors meeting attended and $500 for each Committee meeting held on a day other than a Board meeting.  Additionally, the Chairman of the Board receives an additional fee of $1,000 per quarter, and the Chairman of the Audit Committee receives an extra $750 and the Chairman of the Nominating and Governance Committee receives an extra $250 for in-person meetings of the Board of Directors.  Effective in November of 2014, the Fund paid annual fees of $16,000 to Directors who are not affiliated with the Adviser.  During the last fiscal year, the Directors then in office received as a group $170,410 in Directors’ fees.  No pension or retirement benefits are accrued as part of Fund expenses.  The Fund reimburses certain expenses of the Directors who are not affiliated with the Adviser.

Name	Aggregate Compensation from the Fund	Total Compensation from All FPA Funds
Independent Directors
Mark L. Lipson(2)	$0	$0	(1)
Thomas P. Merrick	$32,676.21	$190,233.42	(1)
Alfred E. Osborne, Jr.	$33,282.61	$187,478.25	(1)
A. Robert Pisano	$32,282.61	$183,478.25	(1)
Patrick B. Purcell	$35,766.77	$206,867.39	(1)
Allan M. Rudnick	$36,402.24	$212,315.68	(1)

“Interested” Directors
Robert L. Rodriguez	$0	$0

(1)                                 Includes compensation from the Fund, five open-end investment companies and one closed-end investment company.

(2)                                 Effective October 1, 2015, Mr. Lipson was appointed as a Director of the Fund.

Officers of the Fund.

Name, Address* and Age	Position with Fund	Year First Elected as Officer of the Fund	Principal Occupation(s) During the Past Five Years
Thomas. H. Atteberry, 61	Vice President and Portfolio Manager	2004	Partner of First Pacific Advisors, LLC. Formerly Chief Executive Officer of the Fund (until February 2015).

Name, Address* and Age	Position with Fund	Year First Elected as Officer of the Fund	Principal Occupation(s) During the Past Five Years
Abhijeet Patwardhan, 36	Vice President and Portfolio Manager	2015

Managing Director (since November 2015) and a Director of Research (since April 2015) of First Pacific Advisors, LLC (the “Adviser”); Senior Vice President of the Adviser from January 2014 to November 2015; Analyst and Vice President of the Adviser from June 2010 to December 2013.

J. Richard Atwood, 55	President	1997

Managing Partner of First Pacific Advisors, LLC (since October 2006). President of each FPA Fund since February 2015. Former, until February 2015, Treasurer of each FPA Fund for more than the past five years. Former, until March 2013, Director, President, Chief Executive Officer, Chief Compliance Officer, Chief Financial Officer and Treasurer of FPA Fund Distributors, Inc.

Leora R. Weiner, 44	Chief Compliance Officer	2014

Managing Director and General Counsel of First Pacific Advisors, LLC (since June 2014); and Chief Compliance Officer of each FPA Fund (since June 2014). Former Chief Compliance Officer of First Pacific Advisors, LLC (June 2014-January 2016). Former Managing Director (since March 2013), General Counsel (since September 2012) and Chief Compliance Officer (since August 2010) of Tradewinds Global Investors, LLC, a Nuveen Investments Company, to June 2014. Various officerships held at Nuveen from August 2008 until transfer to Tradewinds in August 2010.

E. Lake Setzler III, 48	Treasurer	2006

Senior Vice President (since January 2013) and Controller for more than the past five years of First Pacific Advisors, LLC; and Treasurer of each FPA Fund since February 2015. Former, until February 2015, Assistant Treasurer of each FPA Fund for more than the past five years, and Vice President of First Pacific Advisors, LLC from December 2005 to December 2012.

Michael P. Gomez, 30	Assistant Vice President	2012	Assistant Vice President and Assistant Controller of First Pacific Advisors, LLC (since June 2010); and Assistant Vice President of each FPA Fund (since February 2012).

Francine S. Hayes, 48	Secretary	2015	Vice President and Senior Counsel, State Street Bank and Trust Company (various positions since 2005).

*                 The address for each Officer (except Ms. Hayes) is 11601 Wilshire Blvd, Ste. 1200, Los Angeles, California 90025.  Ms. Hayes’ address is State Street Bank and Trust Company, One Lincoln Street, Boston, MA 02111.

Code of Ethics.  The Fund and the Adviser have adopted a Code of Ethics (“Code”) designed to prevent officers and employees who may have access to nonpublic information about the trading activities of the Fund (access persons) from profiting from that information.  The Code permits access persons to invest in securities for their own accounts, but place substantive and procedural restrictions on their trading activities.  The Code outlines policies and procedures designed to detect and prevent conflicts of interest relating to personal trading by all Employees and to ensure that FPA effects transactions for clients in a manner consistent with its fiduciary duty and in accordance with applicable laws.  The Code prohibits FPA Employees from purchasing securities (with certain limited exceptions) that are held in any client account or are under active consideration for purchase or sale by any client account. Included in this prohibition are all equivalent and/or related securities, based on the issuer.  In addition, all Employees are prohibited from trading, either personally or on behalf of others, on material nonpublic information or communicating material nonpublic information to others in violation of the law.  Various procedures have been adopted under the Code including the requirement to pre-clear all applicable transactions.  Additional restrictions relating to short-term trading and purchases of initial public offerings are also defined in the Code and applicable to all employees.  This requirement does not apply to 401(k) investments and month-end direct payroll deductions into the mutual funds managed by the Adviser, nor does it apply to money market funds, bankers’ acceptances, bank certificates of deposit, or commercial paper.

Proxy Voting Policies and Procedures.  The Fund has implemented Proxy Voting Policies and Procedures (“Policies”) that delegate the responsibility for voting proxies to the Adviser, subject to the Board’s continuing oversight.  The Policies require that the Adviser vote proxies received in a manner consistent with the best interests of the Fund and its shareholders.  The Policies also require the Adviser to present to the Board, at least annually, the Adviser’s Proxy Policies and a record of each proxy voted by the Adviser on behalf of the Fund, including a report on the resolution of all proxies identified by the Adviser as involving a conflict of interest.

The Adviser has implemented Proxy Voting Policies and Procedures (“Adviser’s Proxy Policies”), which underscores the Adviser’s intention to make all proxy voting decisions in the best interests of the Fund and act in a prudent and diligent manner intended to enhance the economic value of the assets of the Fund.

The Adviser has delegated to Institutional Shareholder Services (“ISS”), an independent service provider, the administration of proxy voting for the portfolio securities held in the accounts managed by the Adviser, including the Fund, subject to the Adviser’s continuing oversight. ISS, a Delaware corporation, provides proxy voting services to many investment advisers on a global basis.

Certain of the Adviser’s proxy voting guidelines are summarized below:

•                                          The Adviser votes for uncontested director nominees recommended by management.

•                                          The Adviser votes against a management proposal to adopt a poison pill and votes for a management proposal to redeem a poison pill or limit the payment of greenmail.

•                                          The Adviser votes against a management proposal to eliminate or limit shareholders’ rights to call a special meeting.

Although many proxy proposals can be voted in accordance with the Adviser’s proxy voting guidelines, some proposals will require special consideration, and the Adviser will make a decision on a case-by-case basis in these situations. Where a proxy proposal raises a material conflict between the Adviser’s interests and the Fund’s interests, the Adviser will resolve the conflict as follows:

•                                          To the extent the matter is specifically covered by the Adviser’s proxy voting guidelines, the proxies generally will be voted in accordance with the guidelines.

•                                          To the extent the Adviser is making a case-by-case determination under its proxy voting guidelines, the Adviser will disclose the conflict to the Board and obtain the Board’s consent to vote or direct the matter to an independent third party, selected by the Board, for a vote determination.  If the Board’s consent or the independent third party’s determination is not received in a timely manner, the Adviser will abstain from voting the proxy.

The Adviser, through ISS, shall attempt to process every vote for all domestic and foreign proxies that they receive; however, there may be cases in which the Adviser will not process a proxy because it is impractical to do so.  For example, the Adviser generally will not seek to recall securities that are out on loan for the purpose of voting the securities unless it is in the best interests of the applicable managed account to do so.

The Fund has filed Form N-PX, with the Fund’s complete proxy voting record for the 12 months ended June 30, 2015.  Form N-PX is available without charge, upon request, by calling toll-free (800) 982-4372 and on the SEC’s web site at www.sec.gov.

CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS

A principal shareholder is any person who owns (either of record or beneficially) 5% or more of the outstanding shares of any class of the Fund.  A control person is one who owns, either directly or indirectly, more than 25% of the voting securities of the Fund or acknowledges the existence of such control.  A control person can have a significant impact on the outcome of a shareholder vote.  As of December 31, 2015, the following shareholders are known by the Fund to own of record or to beneficially own 5% or more of the outstanding shares of the Fund:

Name and Address	Shares/Percentage of Ownership	Type of Ownership
Charles Schwab and Co, Inc. For the Benefit of its Customers 101 Montgomery Street San Francisco, California 94104-4151	156,817,360.98 shares 29%	Record
Pershing LLC For the Benefit of its Customers 1 Pershing Plaza Jersey City, New Jersey 07399-0001	50,158,107.59 shares 9%	Record
First Clearing LLC For the Benefit of its Customers 2801 Market Street St. Louis, Missouri 63103	29,565,141.71shares 5%	Record

The foregoing broker-dealers and/or investment advisory firms have advised the Fund that the shares are held for the benefit of their customers.

INVESTMENT ADVISORY AND OTHER SERVICES

Investment Adviser.  Together with its predecessor organizations, First Pacific Advisors, LLC has been in the investment advisory business since 1954, and has served as the Fund’s investment adviser since July 11, 1984.  Presently, the adviser manages assets of approximately $30 billion for seven investment companies, including one closed-end investment company, and more than 40 institutional and sub-advised accounts.  Currently, the personnel of First Pacific Advisors, LLC consists of 27 persons engaged full time in portfolio management or investment research in addition to 50 persons engaged full time in trading, administrative, financial or clerical activities.

The Fund has entered into an Investment Advisory Agreement dated October 1, 2006 (“Advisory Agreement”), with the Adviser pursuant to which the Adviser provides continuing supervision of the Fund’s investment portfolio.  The Adviser is authorized, subject to the control of the Fund’s Board of Directors, to determine which securities are to be bought or sold and in what amounts. In addition to providing investment advisory and management services, the Adviser furnishes office space, facilities and equipment, and maintains the Fund’s books and records. It also compensates all officers and other personnel of the Fund, all of whom are employed by the Adviser.

Other than the expenses the Adviser specifically assumes under the Advisory Agreement, the Fund bears all costs of its operation.  These costs include the charges and expenses of any custodian or depository appointed by the Fund for the safekeeping of its cash, portfolio securities and other property; the charges and expenses of auditors; the charges and expenses of any stock transfer or dividend agent or agents appointed by the Fund; brokers’ commissions chargeable to the Fund in connection with portfolio securities transactions to which the Fund is a party; all taxes, including issuance and transfer taxes, and corporate fees payable by the Fund to federal, state or other governmental agencies; the cost of stock certificates representing Fund shares; fees involved in registering and maintaining registrations of the Fund and of Fund shares with the Securities and Exchange Commission (“SEC”) and various states and other jurisdictions; all expenses of shareholders’ and Directors’ meetings and of preparing, printing and mailing proxy statements and semi-annual and annual reports to shareholders, except as set forth in the Distribution Agreement between the Fund and the Distributor; fees and travel expenses of independent and unaffiliated Directors; the expense of furnishing, or causing to be furnished, to all shareholders a statement of account after every transaction affecting their account, including the expense of mailing; charges and expenses of legal counsel in connection with matters relating to the Fund, including, without limitation, legal services rendered in connection with the Fund’s corporate and financial structure and relations with its shareholders, issuance of Fund shares, and registrations and qualifications of securities under federal, state and other laws; association dues; interest payable on Fund borrowings; and postage.

For services rendered, facilities furnished and expenses assumed, the Adviser is paid an investment management fee. Such fee is payable monthly at the annual rate of 0.50% of the Fund’s net assets.  The fee is calculated and accrued for each calendar day by applying the annual rate to the net assets of the Fund as of the close of the prior business day, and dividing the amount computed by the number of calendar days in the fiscal year.

The Adviser pays the Fund the amount by which certain defined operating expenses of the Fund for any fiscal year exceed 1.50% of the first $15 million of average net assets, plus 1% of the remaining average net assets.  Such reimbursement is calculated at the close of business on the last business day of each calendar month. Any required reduction or refund is computed and paid monthly.

The Advisory Agreement provides that the Adviser does not have any liability to the Fund or any of its shareholders for any error of judgment, any mistake of law or any loss the Fund suffers in connection with matters related to the Advisory Agreement, except for liability resulting from willful misfeasance, bad faith or negligence on the part of the Adviser or the reckless disregard of its duties under the Advisory Agreement.

The Advisory Agreement is renewable annually if specifically approved each year (a) by the Fund’s Board of Directors or by the vote of a majority (as defined in the 1940 Act) of the Fund’s outstanding voting securities and (b) by the vote of a majority of the Fund’s Directors who are not parties to the Advisory Agreement or interested persons (as defined in the 1940 Act) of any such party, by votes cast in person at a meeting called for the purpose of voting on such approval.  The continuation of the Advisory Agreement to September 30, 2016, has been approved by the Board of Directors and a majority of the Fund’s Directors who are not parties to the Advisory Agreement or interested persons of any such party (as defined in the 1940 Act).  The Advisory Agreement may be terminated without penalty upon 60 days’ written notice at the option of either party or by the vote of the Fund’s shareholders.  The Advisory Agreement automatically terminates in the event of its assignment (as defined in the 1940 Act).

For the fiscal years ended September 30, 2013, 2014, and 2015, the Fund’s Adviser received gross advisory fees of $24,794,809, $26,935,182, and $28,501,399, respectively.  During these periods, no amounts were waived or reduced under the expense reimbursement provision described above.

Principal Underwriter.  UMB Distribution Services, LLC (the “Distributor”), located at 235 West Galena Street, Milwaukee, Wisconsin 53212, acts as principal underwriter of Fund shares pursuant to a Distribution Agreement effective September 28, 2012 (the “Distribution Agreement”).  The Distributor is a wholly-owned subsidiary of UMB Fund Services, Inc., the Fund’s Transfer Agent.

The Distributor is registered as a broker-dealer under the Securities Exchange Act of 1934 and is a member of the Financial Industry Regulatory Authority. The offering of the Fund’s shares is continuous. The Distribution Agreement has an initial term of two years and thereafter is renewable annually if specifically approved each year (a) by the Fund’s Board of Directors or by a vote of a majority (as defined in the 1940 Act) of the Fund’s outstanding voting securities and (b) by a majority of the Fund’s Directors who are not parties to the Distribution Agreement or interested persons (as defined in the 1940 Act) of any such party, by votes cast in person at a meeting called for such purpose. The Distribution Agreement has been approved by the Board of Directors and a majority of the Fund’s Directors who are not parties to the Distribution Agreement or interested persons of any such party (as defined in the 1940 Act). The Distribution Agreement terminates if assigned (as defined in the 1940 Act) and may be terminated, without penalty, by either party on 60 days’ written notice. The Distributor’s obligation under the Distribution Agreement is an agency or best efforts arrangement pursuant to which the Distributor is required to take and pay for only those Fund shares sold to the public. The Distributor is not obligated to sell any stated number of Fund shares.

Administrator.  Until March 23, 2015, the Adviser performed administrative services for the Fund under the Investment Advisory Agreement.

Effective on that date, State Street Bank and Trust Company (“Administrator”), located at One Lincoln Street, Boston, MA 02111, became the administrator to the FPA Funds Trust, FPA Capital Fund, Inc., FPA New Income, Inc., FPA Paramount Fund, Inc., FPA U.S. Value Fund, Inc. (formerly, FPA Perennial Fund, Inc.) and Source Capital Inc. (each, a “Fund”, and collectively, the “Fund Complex”).  Under the administration agreement, the Administrator is generally responsible for managing the administrative affairs each Fund.  The Administrator receives a fee equal to the greater of (i) the monthly installment of the annual per Fund minimum (minimum annual fee of $110,000) or (ii) the Fund’s pro rata share of the monthly fee based upon the average net assets of the Complex on a monthly basis calculated at the following annualized rates:  0.0055% of the first $20 billion in assets; 0.0035% of the next $20 billion in assets; and 0.0020% thereafter.

Transfer Agent.  Pursuant to a transfer agent agreement, UMB Fund Services, Inc., located at 235 West Galena Street, Milwaukee, Wisconsin 53212, serves as transfer agent for the Fund.

Custodian.  Pursuant to a custodian agreement, State Street Bank and Trust Company, located at One Lincoln Street, Boston, Massachusetts 02111, serves as the custodian of the Fund’s assets.

Independent Registered Public Accounting Firm.  The Fund’s independent registered public accounting firm, Deloitte & Touche LLP, audits and reports on the annual financial statements of the Fund and Deloitte Tax LLP reviews the Fund’s federal income tax returns. Deloitte & Touche LLP or its affiliates may also perform other professional accounting, auditing, tax, and advisory services when engaged to do so by the Fund.  Shareholders will be sent audited annual and unaudited semi-annual financial statements. The address of Deloitte & Touche LLP is 555 West 5th Street, Suite 2700, Los Angeles, CA 90013.

Legal Counsel. Dechert LLP serves as counsel to the Fund and the Independent Directors.  The address of Dechert LLP is One Bush Street, Suite 1600, San Francisco, CA 94104.

PORTFOLIO MANAGERS

Thomas H. Atteberry and Abhijeet Patwardhan are Portfolio Managers of the Fund.

Other Accounts Managed by Portfolio Managers.  Set forth below is the following information with respect to other accounts managed by Mr. Atteberry and Mr. Patwardhan as of September 30, 2015.

Name of Portfolio Managers	Type of Accounts	Total # of Accounts Managed	Total Assets (millions)	# of Accounts Managed with Performance- Based Advisory Fee	Total Assets with Performance- Based Advisory Fee (millions)
Thomas Atteberry	Registered Investment Companies:	1	$5,349	0	$0
	Other Pooled Investment Vehicles:	0	$0	0	$0
	Other Accounts:	16	$964	0	$0
Abhijeet Patwardhan	Registered Investment Companies:	1	$5,349	0	$0
	Other Pooled Investment Vehicles:	0	$0	0	$0
	Other Accounts:	16	$967	0	$0

Conflicts of Interest.  A portfolio manager may also responsible for managing other accounts in addition to the Fund.  Such accounts may include, without limitation, separately managed accounts for foundations, endowments, pension plans, and high net-worth families; registered investment companies; unregistered investment companies relying on either Section 3(c)(1) or Section 3(c)(7) of the 1940 Act (such companies are commonly referred to as “hedge funds”); foreign investment companies; and may also include accounts or investments managed or made by the portfolio managers in a personal or other capacity (“Proprietary Accounts”). Management of other accounts in addition to the Fund can present certain conflicts of interest, as described below.

From time to time, potential conflicts of interest may arise between a portfolio manager’s management of the investments of the Fund, on the one hand, and the management of other accounts, on the other.  The other accounts might have similar investment objectives or strategies as the Fund, or otherwise hold, purchase, or sell securities that are eligible to be held, purchased or sold by the Fund.  Because of their positions with the Fund, a portfolio manager knows the size, timing and possible market impact of the Fund’s trades.  It is theoretically possible that a portfolio manager could use this information to the advantage of other accounts he manages and to the possible detriment of the Fund.

A potential conflict of interest may arise as a result of a portfolio manager’s management of a number of accounts (including Proprietary Accounts) with similar investment strategies.  Often, an investment opportunity may be suitable for both the Fund and other accounts, but may not be available in sufficient quantities for both the Fund and the other accounts to participate fully. Similarly, there may be limited opportunity to sell an investment held by the Fund and another account. In addition, different account guidelines and/or differences within particular investment strategies may lead to the use of different investment practices for portfolios with a similar investment strategy.  The Adviser will not necessarily purchase or sell the same securities at the same time, same direction, or in the same proportionate amounts for all eligible accounts, particularly if different accounts have materially different amounts of capital under management, different amounts of investable cash available, different strategies, or different risk tolerances. As a result, although the Adviser manages numerous accounts and/or portfolios with similar or identical investment objectives, or may manage accounts with different objectives that trade in the same securities, the portfolio decisions relating to these accounts, and the performance resulting from such decisions, may differ from account to account.

Whenever decisions are made to buy or sell securities by the Fund and one or more of the other accounts (including Proprietary Accounts) simultaneously, the Adviser may aggregate the purchases and sales of the securities and will allocate the securities transactions in a manner that it believes to be equitable under the circumstances.  To this end, the Adviser has adopted policies and procedures that are intended to ensure that investment opportunities are allocated equitably among accounts over time.  As a result of the allocations, there may be instances where the Fund will not participate in a transaction that is allocated among other accounts or the Fund may not be allocated the full amount of the securities sought to be traded.  While these aggregation and allocation policies could have a detrimental effect on the price or amount of the securities available to the Fund from time to time, it is the opinion of the Adviser that the overall benefits outweigh any disadvantages that may arise from this practice.  Subject to applicable laws and/or account restrictions, the Adviser may buy, sell or hold securities for other accounts while entering into a different or opposite investment decision for the Fund.

The Adviser and a portfolio manager may also face a conflict of interest where some accounts pay higher fees to the Adviser than others, such as by means of performance fees.  Specifically, the entitlement to a performance fee in managing one or more accounts may create an incentive for the Adviser to take risks in managing assets that it would not otherwise take in the absence of such arrangements.  Additionally, since performance fees reward the Adviser for performance in accounts which are subject to such fees, the Adviser may have an incentive to favor these accounts over those that have only fixed asset-based fees with respect to areas such as trading opportunities, trade allocation, and allocation of new investment opportunities.

The Adviser has implemented specific policies and procedures (e.g., a code of ethics and trade allocation policies) that seek to address potential conflicts of interest that may arise in connection with the management of the Fund and other accounts and that are designed to ensure that all client accounts are treated fairly and equitably over time.

Compensation. Compensation of the Adviser’s Portfolio Managers consists of: (i) a base salary; (ii) an annual bonus; and (iii) if the Portfolio Managers are equity owners of the Adviser, participation in residual profits of the Adviser.

The bonus calculation has both variable and fixed components. The most significant portion of the variable component is based upon the Adviser’s assessment of the Portfolio Managers’ performance in three key areas: long-term performance, team building, and succession planning. The Adviser assesses long-term performance over a full market cycle, which generally lasts between five- and ten years. Other considerations include manager and strategy recognition, client engagement and retention and business development. Portfolio Managers can receive 100% of their variable participation when the Fund is closed to investors.

The majority of the fixed portion is based on the revenues received on the assets managed by the Portfolio Managers, including the Fund’s assets.

As an equity owner of the Adviser, the value of the Portfolio Manager’s ownership interest is dependent upon his ability to effectively manage the business over the long term.

The Adviser offers a 401(k) plan whereby the Portfolio Managers, as well as all permanent employees of the Adviser, may elect to contribute up to the legal limit.

Ownership of Securities.  As of December 31, 2015, Messrs. Atteberry and Patwardhan owned shares of the Fund as set forth in the table below.  The following are the ranges:  none, $1-$10,000, $10,001-$50,000, $50,001-$100,000, $100,001-$500,000, $500,001-$1,000,000, or over $1,000,000.

Name of Portfolio Manager	Dollar Range of Equity Securities in the Fund
Thomas Atteberry	Over $1,000,000
Abhijeet Patwardhan	$50,001-$100,000

PORTFOLIO TRANSACTIONS AND BROKERAGE

The Adviser is responsible for decisions to buy and sell securities for the Fund and for the placement of its portfolio business and the negotiation of any commissions paid on such transactions.  Most transactions the Fund makes are principal transactions at net prices. Portfolio securities are normally purchased directly from the issuer or from an underwriter or market maker for the securities. Purchases of portfolio securities from underwriters include a commission or concession the issuer pays to the underwriter.  Purchases from dealers serving as market makers include the spread between the bid and asked price.  Sales to dealers are effected at bid prices.

The Adviser is responsible for placing portfolio transactions and does so in a manner deemed fair and reasonable to the Fund and not according to any formula.  The primary consideration in all portfolio transactions is prompt execution of orders in an effective manner at the most favorable price.  In selecting broker-dealers and in negotiating commissions, the Adviser considers: the best net price available; each firm’s reliability, integrity and financial condition; the size of and difficulty in executing the order; and the value of the firm’s expected contribution to the Fund’s investment performance on a continuing basis.  Accordingly, the net price to the Fund in any transaction may be less favorable than that available from another broker-dealer if the difference is reasonably justified by other aspects of its services.  Subject to policies determined by the Fund’s Board of Directors, the Adviser shall not be deemed to have acted unlawfully or to have breached any duty created by the Advisory Agreement or otherwise solely because the Fund paid a broker- dealer providing brokerage and research services commissions for effecting a transaction in excess of the commission another broker- dealer would have charged for the same transaction.  The Adviser must determine in good faith that such commission was reasonable relative to the value of the brokerage and research services provided, considering either that particular transaction or the Adviser’s overall responsibilities to the Fund.  The Adviser is further authorized to allocate orders it places for the Fund to broker-dealers providing products or services that assist in making investment decisions.  The Adviser allocates the amounts and proportions of such costs and regularly reports on such allocations to the Fund’s Board of Directors.

Brokerage and research services are defined by Section 28(e) of the Securities Exchange Act of 1934 to include (a) providing advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; (b) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and performance of accounts; and (c) effecting securities transactions and performing functions incidental thereto, such as clearance, settlement and custody.

To the extent research services may be a factor in selecting broker-dealers, such services may be in written form or through direct contact with individuals and may include information about securities, companies, industries, markets, economics, the valuation of investments and portfolio strategy.  Research may be in the form of research reports, electronic market data, computer and technical market analyses, and access to research analysts, corporate management personnel and industry experts.  Research services furnished by broker-dealers effecting securities transactions for the Fund can be used by the Adviser for all advisory accounts.  However, the Adviser might not use all such research services in managing the Fund’s portfolio.  In the Adviser’s opinion, it is not possible to measure separately the benefits from research services to each advisory account.  Because the volume and nature of the trading activities of advisory accounts are not uniform, the amount of commissions in excess of the lowest available rate paid by each advisory account for brokerage and research services will vary.  However, the Adviser believes the total commissions the Fund pays are not disproportionate to the benefits it receives on a continuing basis.

The Adviser attempts to allocate portfolio transactions equitably whenever concurrent decisions are made to purchase or sell securities for the Fund and other advisory accounts.  In some cases, this procedure could have an adverse effect on the price or amount of securities available to the Fund.  The main factors considered in such allocations are the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held, and the opinion of the persons responsible for recommending the investments.

Because of different objectives or other factors, a particular security may be bought for one or more clients of the Adviser when one or more clients of the Adviser are selling the same security.  Transactions in such securities will be made, insofar as feasible, for the respective Fund and clients in a manner deemed equitable to all.  To the extent that transactions on behalf of more than one client of the Adviser during the same period may increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price.

During the fiscal years ended September 30, 2015, September 30, 2014, and September 30, 2013, the Fund paid no brokerage commissions.

CAPITAL STOCK

Common Stock.  Each Fund share outstanding participates equally in dividends, distributions and liquidation of the Fund’s net assets.  Fund shares are transferable, fully paid and non-assessable, and do not have any preemptive, preferential, subscription or conversion rights.  The Fund has authorized 700 million shares of $0.01 par value Common Stock.

Voting Rights.  The By-Laws of the Fund require shareholder meetings to elect Directors only when required by the 1940 Act, which is likely to occur infrequently.  In addition, a special meeting of the shareholders will be called, if requested by the holders of 10% of the Fund’s outstanding shares, for the purposes, and to act upon the matters, specified in the request (which may include election or removal of Directors).  When matters are submitted for a shareholder vote, each shareholder is entitled to one vote for each share owned. Shares of the Fund do not have cumulative voting rights, which means holders of more than 50% of Fund shares voting for the election of Directors can elect 100% of the Directors if they so choose. In such event, holders of the remaining Fund shares are not able to elect any person or persons to the Fund’s Board of Directors.

PURCHASE, REDEMPTION AND PRICING OF SHARES

Net Asset Value.  Net asset value is computed as of the close of the New York Stock Exchange (“NYSE”) on each business day during which the NYSE is open.  Net asset value, rounded to the nearest cent per share, is the total market value of all the Fund’s portfolio securities plus other assets (including any accrued reimbursement of expenses), less all liabilities, divided by the total number of Fund shares outstanding.  The NYSE is closed not only on weekends but also on customary holidays, which currently are New Year’s Day, Martin Luther King, Jr. Day, President’s Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.  Foreign securities owned by the Fund may trade on weekends or other days when the Fund does not price its shares. As a result, the Fund’s net asset value may change on days when you will not be able to purchase or redeem the Fund’s shares.

The Fund uses various methods and inputs to establish the value of its investments, other assets and liabilities.  Use of particular methods and inputs may vary over time based on availability and relevance as market and economic conditions evolve.  Equity securities are generally valued each day at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are principally traded, as of the close of business on that day.  If there have been no sales that day, equity securities are generally valued at the last available bid price.  Securities that are unlisted and fixed-income and convertible securities listed on a national securities exchange for which the over-the-counter market more accurately reflects the securities’ value in the judgment of the Fund’s officers, are valued at the most recent bid price.  However, most fixed income securities are generally valued at prices obtained from pricing vendors.  Vendors value such securities based on one or more of the following inputs: transactions, bids, offers quotations from dealers and trading systems, spreads and other relationships observed in the markets among comparable securities, benchmarks, underlying equity of the issuer, and proprietary pricing models such as cash flows, financial or collateral performance and other reference data (includes prepayments, defaults, collateral, credit enhancements, and interest rate volatility).  Short-term corporate notes with maturities of 60 days or less are valued at amortized cost.  Securities for which representative market quotations are not readily available or are considered unreliable by the Adviser are valued as determined in good faith under procedures adopted by authority of the Fund’s Board of Directors.  Various inputs may be reviewed in order to make a good faith determination of a security’s value.  These inputs include, but are not limited to, the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions.  Fair valuations and valuations of investments that are not actively trading involve judgment and may differ materially from valuations of investments that would have been used had greater market activity occurred.

Authorized Financial Intermediaries.  The Fund has authorized certain financial intermediaries including one or more brokers to accept on its behalf purchase and redemption orders.  These brokers are authorized to designate other intermediaries to accept purchase and redemption orders on the Fund’s behalf.  The Fund is deemed to have received a purchase or redemption order when an authorized financial intermediary, including an authorized broker or if applicable a broker’s authorized designee, accepts the order.  No other action is required by the shareholder who places an order with a financial intermediary.  Customer orders are priced at the Fund’s net asset value per share next computed after they are accepted by an authorized financial intermediary, including an authorized broker or the broker’s authorized designee.  Certain financial intermediaries perform recordkeeping and administrative services for their clients that would otherwise be performed by the Fund’s transfer agent.  In some circumstances, the Fund will pay the service provider a fee for performing these services.

FPA Exchange Privilege.  The procedures for exchanging shares between FPA Funds are described under “Exchanging Your Fund Shares” in the Fund’s Prospectus.  If the account registration information for the two FPA Fund accounts involved in the exchange are different in any respect, the exchange instructions must be in writing and must contain a signature guarantee as described under “Purchase, Pricing and Sale of Shares” in the Fund’s Prospectus.

By use of the exchange privilege, the investor authorizes UMB Fund Services, Inc. (the “Shareholder Service Agent”) to act on telephonic, telegraphic or written exchange instructions from any person representing himself to be the investor or the agent of the investor and believed by the Shareholder Service Agent to be genuine.  The Shareholder Service Agent uses procedures it considers reasonable to confirm exchange instructions via telephone, including requiring account registration verification from the caller and recording telephone instructions.  Neither the Shareholder Service Agent nor the Fund is liable for losses due to unauthorized or fraudulent instructions if there is a reasonable belief in the authenticity of received instructions and reasonable procedures are employed.  The Shareholder Service Agent’s records of such instructions are binding.

Exchange requests received on a business day before shares of the Funds involved in the request are priced, are processed on the date of receipt by the Shareholder Service Agent.  “Processing “a request means that shares in the Fund from which the shareholder is withdrawing an investment will be redeemed at the net asset value per share next determined after receipt.  Shares of the new Fund into which the shareholder is investing will also normally be purchased at the net asset value per share next determined after receipt by the Shareholder Service Agent.  Exchange requests received on a business day after the time shares of the Funds involved in the request are priced, are processed on the next business day as described above.

Redemption of Shares.  Redemptions are not made on days when the NYSE is closed, including those holidays listed under “Purchase and Redemption of Shares - Net Asset Value.”  The right of redemption can be suspended and the payment therefore may be postponed for more than seven days during any period when (a) the NYSE is closed for other than customary weekends or holidays; (b) trading on the NYSE is restricted; (c) an emergency exists as a result of which disposal by the Fund of securities it owns is not reasonably practicable or it is not reasonably practicable for the Fund to fairly determine the value of its net assets; or (d) the Securities and Exchange Commission, by order, so permits.

Telephone Redemption.  Redemptions can be made by telephone once the shareholder has properly completed and returned to the Shareholder Service Agent the Account Application indicating that the shareholder has elected the telephone redemption option.  The shareholder may direct that a check for the proceeds payable to the shareholder of record be mailed to the address of record or they may designate a bank account (“Designated Bank”) to which the proceeds of such redemptions are sent. New investors who wish to establish the telephone redemption privilege must complete the appropriate section on the Account Privileges Change Form.  Existing shareholders who wish to establish the telephone redemption privilege or change the Designated Bank should either enter the new information on an Account Privileges Change Form, marking it for “change of information” purposes, or send a letter identifying the Fund account and specifying the exact information to be changed.  The letter must be signed exactly as the shareholder’s name(s) appear on the account.  All signatures require a guarantee as described under “Purchase, Pricing and Sale of Shares” in the Fund’s Prospectus.  The Account Application and Account Privileges Change Form are available from authorized security dealers or the Distributor.

Shareholders who want to use a savings and loan (“S&L”) as their Designated Bank are advised that if the S&L is not a participant in the Federal Reserve System, redemption proceeds must be wired through a commercial bank that is a correspondent of the S&L.  As this may delay receipt by the shareholder’s account, it is suggested that shareholders who wish to use an S&L discuss wire procedures with their S&L and submit any special wire transfer information with the telephone redemption authorization.  If appropriate wire information is not supplied, redemption proceeds will be mailed to such Designated Bank.

A shareholder can cancel the telephone redemption authorization upon written notice. If the shareholder has authorized telephone redemptions, neither the Fund nor the Shareholder Service Agent is responsible for any unauthorized telephone redemptions.  If the Fund shares to be redeemed by telephone (technically a repurchase by agreement between the Fund and the shareholder) were recently purchased by check, the Shareholder Service Agent can delay transmitting the proceeds until the purchasing check has cleared but no more than 15 days from purchase.

The Shareholder Service Agent uses procedures it considers reasonable to confirm redemption instructions via telephone, including requiring account registration verification from the caller and recording telephone instructions.  Neither the Shareholder Service Agent nor the Fund is liable for losses due to unauthorized or fraudulent instructions if there is a reasonable belief in the authenticity of received instructions and reasonable procedures are employed.

2% Redemption Fee.  No fee applies to a redemption if shares were held more than 90 days.  The Fund will deduct a 2% redemption fee from the redemption proceeds of any shareholder redeeming shares of the Fund held for less than 90 days. In determining how long shares of the Fund have been held, the Fund assumes that shares held by the investor the longest period of time will be sold first.

The ability of the Fund to assess the redemption fee on the underlying shareholders of omnibus accounts maintained by brokers, retirement plan accounts and approved fee-based program accounts is severely limited in those instances in which the broker, retirement plan administrator or fee-based program sponsor maintains the underlying shareholder account and may be further limited by their systems limitations.  Further, the Fund may not apply the redemption fee to certain types of redemptions that officers of the Fund believe are not part of a pattern of frequent trading to profit from short-term securities market fluctuations, such as: redemptions of shares through automatic rebalancing programs or systematic withdrawal plans; redemptions requested for hardships such as the death or disability of the shareholder (or, if a trust, its beneficiary); redemptions for certain retirement plan transactions such as closing de minimis accounts, loans, plan fees, required minimum distributions, return of excess contributions, QDRO (qualified domestic relations order), automatic payroll contributions, and withdrawals at termination; redemptions requested for a QDIA (qualified default investment alternative) or redemptions initiated by the Fund.  The 2% redemption fee does not apply to shares acquired through reinvested dividends or capital gain distributions.  The 2% redemption fee is applied to the lesser of the purchase or redemption price if the redemption reduces the account to less than the original investment.  The redemption fee is withheld from the redemption proceeds and paid to the Fund in order to defray the costs associated with such redemption.

Excessive Trading and Market Timing. The Fund is not intended as a vehicle for frequent trading and/or market timing in an attempt to profit from short-term fluctuations in the securities markets and does not accommodate frequent trading. The Board of Directors has adopted policies and procedures designed to deter or prevent frequent purchases and redemptions. Such trading could interfere with the efficient management of the Fund’s portfolio, increase brokerage and administrative costs and dilute the value of Fund shares held by long-term investors. The Fund’s imposition of a 2% redemption fee is intended to serve as a deterrent to frequent trading on shares held less than 90 days. The section titled “2% Redemption Fee” in the Prospectus provides a description of how this redemption fee is applied. In addition, exchanges between this Fund and the other FPA Funds are limited to no more than four exchanges during any calendar year (see the section titled “How to Exchange Your Shares” in the Prospectus). Irrespective of these redemption fee charges and exchange limits, the Fund reserves the right to reject any purchase request (including in connection with on exchange) if management determines in its discretion that the request may be part of a pattern of excessive trading that could adversely affect the Fund. Notifications will be made in writing by the Fund within five days. Further, the Fund fair values its holdings, when applicable, as described under “Purchase, Pricing and Sales of Shares” in the Prospectus. There can be no assurance that the Fund will successfully detect or prevent market timing.

TAX SHELTERED RETIREMENT PLANS

UMB Fund Services, Inc. presently acts as custodian for these retirement plans and imposes fees for administering them.  When contributions for any tax-qualified plan are invested in Fund shares, all dividends and capital gain distributions paid on those Fund shares are retained in such plan and automatically reinvested in additional Fund shares at net asset value.  All earnings accumulate tax- free until distribution.

An investor should consult his or her own tax adviser concerning the tax ramifications of establishing, and receiving distributions from, a retirement plan.

FEDERAL TAX ASPECTS

General.  The Fund intends to continue to qualify for treatment as a “regulated investment company” (as defined in section 851(a) of the Code) (“RIC”).  By doing so, the Fund (but not its shareholders) will be relieved of federal income tax on the part of its investment company taxable income (consisting generally of net investment income, the excess, if any, of net short-term capital gain over net long-term capital loss (“net short-term capital gain”), and net gains and losses from certain foreign currency transactions, if any, all determined without regard to any deduction for dividends paid) and net capital gain (i.e., the excess of net long-term capital gain over net short- term capital loss) that it distributes to its shareholders.

To continue to qualify for treatment as a RIC, the Fund must distribute annually to its shareholders an amount at least equal to 90% of its investment company taxable income (“Distribution Requirement”) and net-tax exempt income and must meet several additional requirements.  These requirements include the following: (1) the Fund must derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of securities or foreign currencies, net income from certain publicly traded partnerships (“QPTPs”) or other income derived with respect to its business of investing in securities or those currencies (“Income Requirement”); and (2) at the close of each quarter of the Fund’s taxable year, (a) at least 50% of the value of its total assets must be represented by cash and cash items, government securities, securities of other RICs, and other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of the Fund’s total assets and that does not represent more than 10% of the issuer’s outstanding voting securities, and (b) not more than 25% of the value of its total assets may be invested in (i) the securities (other than government securities or securities of other RICs) of any one issuer, (ii) the securities (other than securities of other RICs) of two or more issuers the Fund controls that are determined to be engaged in the same, similar, or related trades or businesses or (iii) the securities of one or more QPTPs (“Diversification Requirements”).

If the Fund failed to qualify for treatment as a RIC for any taxable year — either (1) by failing to satisfy the Distribution Requirement, even if it satisfied the Income and Diversification Requirements, or (2) by failing to satisfy the Income Requirement and/or either Diversification Requirement and was unable, or determined not to, avail itself of certain cure provisions enacted as part of the Regulated Investment Company Modernization Act of 2010  then for federal tax purposes it would be taxed as an ordinary corporation on the full amount of its taxable income for that year without being able to deduct the distributions it makes to its shareholders.  In addition, for those purposes the shareholders would treat all those distributions, including distributions of net capital gain, as dividends to the extent of the Fund’s earnings and profits, taxable as ordinary income - except that, for individual and certain other non-corporate shareholders, the part thereof that is “qualified dividend income” (generally, dividends received on shares with respect to which the shareholder satisfies certain holding period and other restrictions) would be subject to federal income tax at the rates for net capital gain, a maximum of 15% or 20% depending on whether the shareholder’s income exceeds certain threshold amounts— and all or part of those dividends would be eligible for the dividends- received deduction available to corporations under certain circumstances.  Furthermore, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make substantial distributions before requalifying for RIC treatment.

The Fund will be subject to a nondeductible 4% federal excise tax (“Excise Tax”) to the extent it fails to distribute by the end of any calendar year substantially all of its ordinary income for that year (taking into account certain deferrals and elections) and capital gain net income for the one-year period ending on October 31 of that year, plus certain other amounts.  The Fund will be treated as having distributed any amount on which it is subject to income tax for any taxable year. The Fund generally intends to continue to meet this distribution requirement to avoid Excise Tax liability.

Zero Coupon Securities.  The Fund may acquire (1) zero coupon or other securities issued with original issue discount (“OID”) and/or (2) Treasury inflation-indexed securities (initially known as Treasury inflation-protection securities) (“TIPS”), on which principal is adjusted based on changes in the Consumer Price Index.  The Fund must include in its gross income the OID that accrues on those securities, and the amount of any principal increases on TIPS, during the taxable year, even if it receives no corresponding payment on them during the year.  Because the Fund annually must distribute substantially all of its investment company taxable income, including any accrued OID and other non-cash income, to satisfy the Distribution Requirement and avoid imposition of the Excise Tax, it might be required in a particular year to distribute as a dividend an amount that is greater than the total amount of cash it actually receives.  Those distributions would have to be made from the Fund’s cash assets or, if necessary, from the proceeds of sales of its portfolio securities.  The Fund might realize capital gains or losses from those sales, which would increase or decrease its investment company taxable income and/or net capital gain.

Market Discount.  Some of the debt securities that may be acquired by the Fund in the secondary market may be treated as having market discount. Generally, any gain recognized on the disposition of, and any partial payment of principal on, a debt security having market discount is treated as ordinary income to the extent the gain, or principal payment, does not exceed the “accrued market discount” on such debt security. Market discount generally accrues in equal daily installments. The Fund may make one or more of the elections applicable to debt securities having market discount, which could affect the character and timing of recognition of income.

Lower-Rated Securities.  Investments in lower-rated securities may present special tax issues for the Fund to the extent actual or anticipated defaults may be more likely with respect to those kinds of securities.  Tax rules are not entirely clear about issues such as when an investor in such securities may cease to accrue interest, original issue discount, or market discount; when and to what extent deductions may be taken for bad debts or worthless securities; how payments received on obligations in default should be allocated between principal and income; and whether exchanges of debt obligations in a workout context are taxable.  These and other issues will generally need to be addressed by the Fund, in the event it invests in such securities, so as to seek to eliminate or to minimize any adverse tax consequences.

Certain Fixed Income Securities.  The Fund may hold residual interests in real estate mortgage investment conduits (“REMICs”).  A portion of the net income allocable to REMIC residual interest holders may be an “excess inclusion.”  The Code authorizes the issuance of regulations dealing with the taxation and reporting of excess inclusion income of RICs that hold residual REMIC interests.  Although those regulations have not yet been issued, the U.S. Treasury Department and the Internal Revenue Service (“Service”) issued a notice in 2006 (“Notice”) announcing that, pending the issuance of further guidance, the Service would apply the principles in the following paragraphs to all excess inclusion income, whether from REMIC residual interests.

The Notice provides that a RIC must (1) allocate its excess inclusion income to its shareholders generally in proportion to dividends paid, (2) inform shareholders that are nominees of the amount and character of the excess inclusion income allocated thereto, (3) pay tax (at the highest federal income tax rate imposed on corporations) on the excess inclusion income allocated to its record shareholders that are “disqualified organizations” (which generally includes certain cooperatives, governmental entities, and tax-exempt organizations not subject to unrelated business taxable income)  nominees, and (4) apply the withholding tax provisions with respect to the excess inclusion part of dividends paid to foreign persons without regard to any treaty exception or reduction in tax rate.  Excess inclusion income allocated to certain tax-exempt entities (including qualified retirement plans, individual retirement accounts, and public charities) constitutes unrelated business taxable income to them.

The Notice further provides that a RIC is not required to report the amount and character of the excess inclusion income allocated to its shareholders that are not nominees, except that a RIC with excess inclusion income from all sources that exceeds 1% of its gross income must do so.

The Fund does not intend to purchase residual interests in REMICs.

Special Tax Treatment.  Certain of the Fund’s investments may be subject to special U.S. federal income tax provisions that may, among other things, (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (ii) convert lower-taxed long-term capital gain into higher-taxed short-term capital gain or ordinary income, (iii) convert an ordinary loss or a deduction into a capital loss, the deductibility of which is more limited, (iv) adversely affect when a purchase or sale of stock or securities is deemed to occur, (v) adversely alter the intended characterization of certain complex financial transactions (vi) cause the Fund to recognize income or gain without a corresponding receipt of cash and (vii) produce income that will not constitute qualifying income for purposes of the Income Requirement. The application of these rules could cause the Fund to be subject to U.S. federal income tax or the Excise Tax and, under certain circumstances, could affect the Fund’s status as a RIC. The Fund will monitor its investments and may make certain tax elections in order to mitigate the effect of these provisions.

Foreign Investments.  Interest and dividends the Fund receives, and gains it realizes, on foreign securities may be subject to income, withholding, or other taxes foreign countries and U.S. possessions impose that would reduce the total return on its investments.  Tax conventions between certain countries and the United States may reduce or eliminate those taxes, however, and many foreign countries do not impose taxes on capital gains on investments by foreign investors.

Foreign Currencies.  Gains from the disposition of foreign currencies (except certain gains that may be excluded by future regulations), if any, will be treated as qualifying income under the Income Requirement.  The Fund monitors its transactions, and seeks to make appropriate tax elections, if any, and entries in its books and records when it acquires any foreign currency, (1) to mitigate the effect of complex rules that determine for income tax purposes the amount, character, and timing of recognition of the gains and losses it realizes in connection therewith, (2) to prevent its disqualification as a RIC, and (3) to minimize the imposition of federal income taxes and the Excise Tax.

Under Code section 988, any gains or losses (1) from the disposition of foreign currencies and (2) that are attributable to exchange rate fluctuations between the time the Fund accrues interest, dividends, or other receivables or expenses or other liabilities denominated in a foreign currency and the time it actually collects the receivables or pays the liabilities, generally are treated as ordinary income or loss.  These gains or losses will increase or decrease the amount of the Fund’s investment company taxable income to be distributed to its shareholders as ordinary income, rather than affecting the amount of its net capital gain.  If the Fund’s section 988 losses exceed other investment company taxable income for a taxable year, the Fund would not be able to distribute any dividends, and any distributions made during that year before the losses were realized would be recharacterized as a return of capital to shareholders, rather than as a dividend, thereby reducing each shareholder’s basis in his or her Fund shares.  Although the Fund values its assets daily in terms of U.S. dollars, it is not likely to physically convert all of its holdings of foreign currencies into U.S. dollars on a daily basis.  When the Fund does so, it will incur the costs of currency conversion.

Taxation of the Fund’s Shareholders.  Fund dividends, if any, derived from interest on certain U.S. government securities may be exempt from state and local personal income taxes, subject in some states to minimum investment or reporting requirements the Fund must meet.  However, income from repurchase agreements and interest on mortgage-backed U.S. government securities generally are not so exempt.

A capital loss a shareholder realizes on a redemption of Fund shares held for six months or less must be treated as a long-term (not a short-term) capital loss to the extent of any capital gain distributions received with respect to those shares.  In addition, any loss a shareholder realizes on a redemption of Fund shares will be disallowed to the extent the shares are replaced within a 61-day period beginning 30 days before and ending 30 days after the disposition of the shares.  In that case, the basis in the acquired shares will be adjusted to reflect the disallowed loss.

If the NAV of a shareholder’s Fund shares is reduced, by reason of a distribution of net investment income or realized net capital gains, below the shareholder’s cost, the distribution nevertheless will be taxable to the shareholder, and a sale of those shares at that time would result in a capital loss for federal income tax purposes.

Dividends the Fund pays to a nonresident alien individual, foreign corporation or partnership, or foreign trust or estate (each, a “foreign shareholder”), other than (1) dividends paid to a foreign shareholder whose ownership of shares is effectively connected with a trade or business within the United States the shareholder conducts and (2) capital gain distributions paid to a nonresident alien individual who is physically present in the United States for no more than 182 days during the taxable year, generally will be subject to a federal withholding tax of 30% (or lower treaty rate).  Two categories of dividends, however, “short-term capital gain dividends” and “interest-related dividends,” if reported by the Fund in writing to its shareholders, will be exempt from that tax (for the limited period noted below).  “Short-term capital gain dividends” are dividends that are attributable to net short-term capital gain, computed with certain adjustments.  “Interest-related dividends” are dividends that are attributable to “qualified net interest income” (i.e., “qualified interest income,” which generally consists of certain OID, interest on obligations “in registered form,” and interest on deposits, less allocable deductions) from sources within the United States.  The exemption from withholding tax will apply to short- term capital gain dividends and interest-related dividends the Fund pays to foreign investors, with certain exceptions, only with respect to taxable years of the Fund beginning before January 1, 2015 (unless the period for the exemption’s applicability is extended by legislation).

Foreign Account Tax Compliance Act (“FATCA”).  Under FATCA, “foreign financial institutions” (“FFIs”) or “non-financial foreign entities” (“NFFEs”) that are Fund shareholders may be subject to a generally nonrefundable 30% withholding tax on (1) income dividends the Fund pays and (2) certain capital gain distributions and the proceeds of a redemption of Fund shares it pays after December 31, 2018. As discussed more fully below, the FATCA withholding tax generally can be avoided (a) by an FFI, if it reports certain information regarding direct and indirect ownership of financial accounts U.S. persons hold with the FFI and (b) by an NFFE that certifies its status as such and, in certain circumstances, either that (i) it has no substantial U.S. persons as owners or (ii) it does have such owners and reports information relating to them to the withholding agent (which may be the Fund).

The Treasury Department has negotiated intergovernmental agreements (“IGAs”) with certain countries and is in various stages of negotiations with other foreign countries with respect to one or more alternative approaches to implement FATCA.  An entity in those countries may be required to comply with the terms of the IGA instead of Treasury regulations.

An FFI can avoid FATCA withholding by becoming a “participating FFI,” which requires the FFI to enter into a tax compliance agreement with the Service under the Code.  Under such an agreement, a participating FFI agrees to (1) verify and document whether it has U.S. accountholders, (2) report certain information regarding their accounts to the Service, and (3) meet certain other specified requirements.

An FFI resident in a country that has entered into a Model I IGA with the United States must report to that country’s government (pursuant to the terms of the applicable IGA and applicable law), which will, in turn, report to the Service.  An FFI resident in a Model II IGA country generally must comply with U.S. regulatory requirements, with certain exceptions, including the treatment of recalcitrant accountholders.  An FFI resident in one of those countries that complies with whichever of the foregoing applies will be exempt from FATCA withholding.

An NFFE that is the beneficial owner of a payment from the Fund can avoid FATCA withholding generally by certifying its status as such and, in certain circumstances, either that (1) it does not have any substantial U.S. owners or (2) it does have one or more such owners and reports the name, address, and taxpayer identification number of each such owner.  The NFFE will report to the Fund or other applicable withholding agent, which will, in turn, report information to the Service.

Those foreign shareholders also may fall into certain exempt, excepted, or deemed compliant categories established by Treasury regulations, IGAs, and other guidance regarding FATCA.  An FFI or NFFE that invests in the Fund will need to provide the Fund with documentation properly certifying the entity’s status under FATCA to avoid FATCA withholding.  The requirements imposed by FATCA are different from, and in addition to, the tax certification rules to avoid backup withholding described in the prospectus.  Foreign investors are urged to consult their tax advisers regarding the application of these requirements to their own situation and the impact thereof on their investment in the Fund.

******

The foregoing is an abbreviated summary of the federal income tax consequences of an investment in the Fund.  It is based on the applicable provisions of the Code and Treasury regulations presently in effect and existing judicial decisions and administrative pronouncements, all of which are subject to change, or differing interpretations, any of which may be prospective or retroactive.  Fund distributions also may be subject to state and local taxes. Investors are urged to consult their attorneys or other tax advisers regarding specific questions as to federal, foreign, state, or local taxes.

FINANCIAL STATEMENTS

The financial statements incorporated by reference from the Fund’s Annual Report for the year ended September 30, 2015 have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their report, which is incorporated herein by reference.  Such financial statements have been so incorporated in reliance upon the report of such firm given their authority as experts in accounting and auditing.  The annual report is available upon request without charge by contacting the Fund at the address or telephone number set forth on the cover page of this Statement of Additional Information or at www.fpafunds.com.

Other information.  The Fund reserves the right to modify the privileges described in this Statement of Additional Information at any time.

APPENDIX A: RATINGS

A debt obligation rating by Moody’s, Fitch, or S&P reflects their current assessment of the creditworthiness of an obligor with respect to a specific obligation. The purpose of the rating systems is to provide investors with a simple system of gradation by which the relative investment qualities of bonds may be noted. A rating is not a recommendation as to investment value, inasmuch as it does not comment as to market price or suitability for a particular investor.

The ratings are based on current information furnished by the issuer or from other sources that the rating agencies deem reliable. The ratings are based on the opinion and judgment of the rating agencies and may prove to be inaccurate. The ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or for other circumstances.

Unless a modifier is included, all references in this SAI and the Fund’s Prospectus to a rating classification incorporate the full range of modifiers for the classification. For example, a reference to Moody’s “Baa” or S&P’s “BBB” quality rating incorporates Baa1 to Baa3 and BBB+ to BBB-, respectively.

The following is a description of the characteristics of ratings as recently published by Moody’s, Fitch and S&P.

Moody’s

Aaa - Bonds judged to be of the best quality.  They carry the smallest degree of investment risk and are generally referred to as gilt- edge. Interest payments are protected by a large or an exceptionally stable margin and principal is secure.  While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa - Bonds judged to be of high quality by all standards.  Together with the Aaa group they comprise what are generally known as high-grade bonds.  They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities, fluctuation of protective elements may be of greater amplitude, or there may be other elements present which make the long-term risks appear somewhat larger.

A - Bonds which possess many favorable investment attributes and are to be considered as upper medium- grade obligations.  Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa - Bonds considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured).  Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time.  Such bonds lack outstanding investment characteristics and, in fact, have speculative characteristics as well.

Ba - Bonds judged to have speculative elements.  Their future cannot be considered to be as well assured.  Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B - Bonds which generally lack characteristics of the desirable investment.  Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa - Bonds of poor standing.  Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca - Bonds which represent obligations that are speculative in a high degree.  Such issues are often in default or have other marked shortcomings.

C - The lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Nonrated - Where no rating has been assigned or where a rating has been suspended or withdrawn, it may be for reasons unrelated to the quality of the issue.

Should no rating be assigned, the reason may be one of the following:

1.                                      An application for rating was not received or accepted.

2.                                      The issue or issuer belongs to a group of securities that are not rated as a matter of policy.

3.                                      There is a lack of essential data pertaining to the issue or issuer.

4.                                      The issue was privately placed, in which case the rating is not published in Moody’s publications.

Suspension or withdrawal may occur if new and material circumstances arise, the effects of which preclude satisfactory analysis; if there is no longer available reasonable up-to-date data to permit a judgment to be formed; if a bond is called for redemption; or for other reasons.

Note: Those bonds in the Aa, A, Baa, Ba and B groups which Moody’s believe possess the strongest investment attributes are designated by the symbols Aa 1, A 1, Baa 1, Ba 1 and B 1.

Fitch

AAA - Highest credit quality. ‘AAA’ ratings denote the lowest expectation of credit risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA - Very high credit quality. ‘AA’ ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A - High credit quality. ‘A’ ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB - Good credit quality. ‘BBB’ ratings indicate that expectations of credit risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.

BB - Speculative. ‘BB’ ratings indicate an elevated vulnerability to credit risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial alternatives may be available to allow financial commitments to be met.

B - Highly speculative. ‘B’ ratings indicate that material default risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is vulnerable to deterioration in the business and economic environment.

CCC - Substantial credit risk. Default is a real possibility.

CC - Very high levels of credit risk. Default of some kind seems probable.

C - Exceptionally high levels of credit risk. Default is imminent or inevitable, or the issuer is in standstill.

Note: The modifiers Plus (+) or Minus (-) may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the ‘AAA’ obligation category, or to corporate finance obligation ratings in the categories below ‘CCC’.

S&P

AAA - Capacity to pay interest and repay principal is extremely strong.

AA - Capacity to pay interest and repay principal is very strong, and these bonds differ from AAA issues only in small degree.

A - Capacity to pay interest and repay principal is strong although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

BBB - Capacity to pay interest and repay principal is adequate.  Whereas these bonds normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal than for bonds in higher rated categories.

BB, B, CCC, CC, C - Debt rated BB, B, CCC, CC and C is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligations.  BB indicates the lowest degree of speculation and C the highest degree of speculation.  While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

CI - reserved for income bonds on which no interest is being paid.

D - in default, and payment of interest and/or repayment of principal is in arrears.

Plus (+) or Minus (-):  The ratings from “AA” to “CCC” may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

NR:  Indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor’s does not rate a particular type of obligation as a matter of policy.

Commercial Paper Ratings.  Moody’s and S&P employ the designations set forth below to rate commercial paper.

Moody’s designations, all judged to be investment grade, indicate the relative repayment capacity of rated issuers.  Issuers rated Prime- 1 have a superior capacity for repayment of short-term promissory obligations. Issuers rated Prime-2 have a strong capacity for repayment of short-term promissory obligations.  Issuers rated Prime-3 have an acceptable capacity for repayment of short-term promissory obligations.

S&P ratings are an assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days.  Issuers assigned the highest rating by S&P (“A”) are regarded as having the greatest capacity for timely payment. Issuers in this category are further refined with the designations 1, 2 and 3 to indicate the relative degree of safety.  A-1 indicates that the degree of safety regarding timely payment is either overwhelming (denoted with a plus sign) or very strong.  A-2 indicates that capacity for timely payment is strong; however, the relative degree of safety is not as high as for issuers designated A-1. A-3 indicates a satisfactory capacity for timely payment.  They are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

PART C

OTHER INFORMATION

Item 28.  Exhibits

(a)(1)

Articles of Incorporation were filed as Exhibit (a) to Post-Effective Amendment No. 41 of Registrant’s Registration Statement on Form N-1A filed on December 3, 1999 and is incorporated herein by reference.

(a)(2)

Articles Supplementary was filed as Exhibit (a)(2) to Post-Effective Amendment No. 45 of Registrant’s Registration Statement of Form N-1A filed on December 5, 2002 and is incorporated herein by reference.

(a)(3)

Articles Supplementary was filed as Exhibit (a)(3) to Post-Effective Amendment No. 47 of Registrant’s Registration Statement of Form N-1A filed on December 3, 2004 and is incorporated herein by reference.

(a)(4)

Articles Supplementary was filed as Exhibit (a)(4) to Post-Effective Amendment No. 62 of Registrant’s Registration Statement of Form N-1A filed on January 28, 2015 and is incorporated herein by reference.

(a)(5)

Articles Supplementary was filed as Exhibit (a)(5) to Post-Effective Amendment No. 62 of Registrant’s Registration Statement of Form N-1A filed on January 28, 2015 and is incorporated herein by reference.

(a)(6)

Articles Supplementary was filed as Exhibit (a)(6) to Post-Effective Amendment No. 62 of Registrant’s Registration Statement of Form N-1A filed on January 28, 2015 and is incorporated herein by reference.

(b)	By-Laws were filed as Exhibit (b) to Post- Effective Amendment No. 41 of Registrant’s Registration Statement on Form N-1A filed on December 3, 1999 and is incorporated herein by reference.

(b)(1)

Amendment to Article II, Section 7, of the By-Laws, effective August 7, 2006 was filed as Exhibit (b)(1) to Post-Effective Amendment No. 49 of Registrant’s Registration Statement on Form N-1A filed on February 1, 2007 and is incorporated herein by reference.

(c)

Specimen Common Stock Certificate was filed as Exhibit (c) to Post-Effective Amendment No. 41 of Registrant’s Registration Statement on Form N-1A filed on December 3, 1999 and is incorporated herein by reference.

(d)

Investment Advisory Agreement between Registrant and First Pacific Advisors, LLC was filed as Exhibit (d) to Post-Effective Amendment No. 49 of Registrant’s Registration Statement on Form N-1A filed on February 1, 2007 and is incorporated herein by reference.

(e)(1)

Distribution Agreement between Registrant and UMB Distribution Services, LLC was filed as Exhibit (e)(1) to Post-Effective Amendment No. 57 of Registrant’s Registration Statement on Form N-1A filed on February 8, 2013 and is incorporated herein by reference.

(e)(2)

Specimen Dealer Assistant Agreement for the Sale of Shares of FPA Funds was filed as Exhibit (e)(2) to Post-Effective Amendment No. 59 of Registrant’s Registration Statement on Form N-1A filed on November 29, 2013 and is incorporated herein by reference.

(g)(1)

Custodian Contract between Registrant and State Street Bank and Trust Company was filed as Exhibit (g)(1) to Post-Effective Amendment No. 41 of Registrant’s Registration Statement on Form N-1A filed on December 3, 1999 and is incorporated herein by reference.

(g)(2)

Amendment to the Custodian Contract was filed as Exhibit (g)(2) to Post-Effective Amendment No. 41 of Registrant’s Registration Statement on Form N-1A filed on June 3, 1999 and is incorporated herein by reference.

(g)(3)

Custodian Fee Schedule Addendum for GNMA Securities Traded through Participants Trust Company was filed as Exhibit (g)(3) to Post-Effective Amendment No. 41 of Registrant’s Registration Statement on Form N-1A filed on December 3, 1999 and is incorporated herein by reference.

(g)(5)

Amendment to the Custodian Contract was filed as Exhibit 8.5 to Post-Effective Amendment No. 40 of Registrant’s Registration Statement on Form N-1A filed on November 30, 1998 and is incorporated herein by reference.

(g)(6)

Amendment to the Custodian Contract was filed as Exhibit (g)(6) to Post-Effective Amendment No. 44 of Registrant’s Registration Statement on Form N-1A filed on February 1, 2002 and is incorporated herein by reference.

(h)(1)

Agreement and Articles of Merger, dated February 14, 1994 was filed as Exhibit (h)(1) to Post-Effective Amendment No. 41 of Registrant’s Registration Statement on Form N-1A filed on December 3, 1999 and is incorporated herein by reference.

(h)(2)

Transfer Agency Agreement between UMB Fund Services, Inc. and the Registrant was filed as Exhibit (h)(2) to Post-Effective Amendment No. 59 of Registrant’s Registration Statement on Form N-1A filed on November 29, 2013 and is incorporated herein by reference.

(h)(3)

UMB Fund Services, Inc. Retirement Plan Agreement was filed as Exhibit (h)(3) to Post-Effective Amendment No. 59 of Registrant’s Registration Statement on Form N-1A filed on November 29, 2013 and is incorporated herein by reference.

(h)(4)

Administration Agreement between Registrant and State Street Bank and Trust Company was filed as Exhibit (h)(4) to Post-Effective Amendment No. 64 of Registrant’s Registration Statement on Form N-1A filed on December 2, 2015 and is incorporated herein by reference.

(i)(1)	Opinion was filed as Exhibit (i)(1) to Post-Effective Amendment No. 42 of Registrant’s Registration Statement on Form N-1A filed on February 15, 2000 and is incorporated herein by reference.

(j)	Consent of Independent Public Registered Accounting Firm is filed herewith.

(k)	Not applicable.

(l)	Not applicable.

(m)	Not applicable.

(n)	Not applicable.

(o)	Reserved.

(p)

Code of Ethics of First Pacific Advisors, LLC and Registrant was filed as Exhibit (p) to Post-Effective Amendment No. 64 of Registrant’s Registration Statement on Form N-1A filed on December 2, 2015 and is incorporated herein by reference.

(q)	Powers of Attorney were filed as Exhibit (q) to Post-Effective Amendment No. 64 of Registrant’s Registration Statement on Form N-1A filed on December 2, 2015 and is incorporated herein by reference.

ITEM 29. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE FUND

Not applicable.

ITEM 30. INDEMNIFICATION

Registrant’s Articles of Incorporation provide that the Corporation shall indemnify (i) its directors and officers, whether serving the Corporation or at its request any other entity, to the full extent required or permitted by the General Laws of the State of Maryland now or hereafter in force, including the advance of expenses under the procedures and to the full extent permitted by law, and (ii) other employees and agents to such extent as shall be authorized by the Board of Directors or the By-Laws and as permitted by law. Nothing contained herein shall be construed to protect any director or officer of the Corporation against any liability to the Corporation or to any holders of securities of the Corporation to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office. The foregoing rights of indemnification shall not be exclusive of any other rights to which those seeking indemnification may be entitled. The Board of Directors may take such action as is necessary to carry out these indemnification provisions and is expressly empowered to adopt, approve and amend from time to time such by-laws, resolutions or contracts implementing such provisions or such further indemnification arrangements as may be permitted by law. No amendment of the charter of the Corporation or repeal of any of its provisions shall limit or eliminate the right of indemnification provided hereunder with respect to acts or omissions occurring prior to such amendment or repeal.

Pursuant to the Distribution Agreement between Registrant and UMB Distribution Services, LLC (“Provider”), Registrant shall indemnify, defend and hold Provider, and each of its present or former directors, members, officers, employees, representatives and any person who controls or previously controlled Provider within the meaning of Section 15 of the Securities Act (“Provider Indemnitees”), free and harmless from and against: (1) any and all losses, claims, demands, liabilities, damages, charges, payments, costs and expenses (including the costs of investigating or defending any alleged losses, claims, demands, liabilities, damages, charges, payments, fines, penalties, costs or expenses and any counsel fees incurred in connection therewith) of any and every nature (“Losses”) which Provider and each of the Provider Indemnitees may incur under the Securities Act, the Securities Exchange Act of 1934 and the Investment Company Act of 1940 and any other statute (including Blue Sky laws) or any rule or regulation thereunder, or under common law or otherwise arising out of or based upon any untrue statement, or alleged untrue statement, of a material fact contained in the Registration Statement or any Prospectus, an annual or interim report to shareholders or sales literature, or any amendments or supplements thereto, or arising out of or based upon any omission, or alleged omission, to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that Registrant’s obligation to indemnify Provider and any of the foregoing Provider Indemnitees shall not be deemed to cover any Losses arising out of any untrue statement or alleged untrue statement or omission or alleged omission made therein in reliance upon and in conformity with information relating to Provider and furnished to Registrant or its counsel by Provider in writing for the purpose of, and used in, the preparation thereof; or (2) any and all Losses which Provider and each of the Provider Indemnitees may incur in connection with this Agreement, Provider’s performance hereunder, or Provider’s acting in accordance with instructions from Registrant or its representatives, except to the extent the Losses result from Provider’s breach of this Agreement or from Provider’s willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of its reckless disregard of its obligations and duties under this Agreement.

ITEM 31. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER.

During the last two fiscal years, First Pacific Advisors, LLC, the investment adviser to Registrant (“Adviser”), has not engaged in any other business of a substantial nature except as investment adviser to Source Capital, Inc. (“Source”), a registered closed-end investment company; as investment adviser to FPA Funds Trust (the “Trust”), FPA New Income, Inc. (“New Income”), FPA Paramount Fund, Inc. (“Paramount”), FPA U.S. Value Fund, Inc. (formerly FPA Perennial Fund, Inc.) (“U.S. Value”), and FPA Capital Fund, Inc. (“Capital”), each a registered open-end investment company; as sub-adviser to LG Masters Smaller Companies Fund, LG Masters Alternative Strategies Fund, AllianceBernstein Multi-Manager Alternative Strategies Fund, and Goldman Sachs Multi-Manager Alternatives Fund, each a registered open-end investment company; and as investment adviser to institutional accounts.  During the last two fiscal years, no director or officer of the Adviser has engaged for his own account or in the capacity of director, officer, employee, partner or trustee, in any other business, profession, vocation or employment of a substantial nature except as described under the caption “Fund Directors and Officers” in Part B hereof and as set forth below.

Name	Position with Adviser	Other Affiliations (1)
J. Richard Atwood	Managing Partner	(2)
Robert L. Rodriguez	Managing Partner	Director of Capital and New Income
Steven T. Romick	Managing Partner	Trustee of Trust and Officer of Source
Thomas H. Atteberry	Partner	Officer of New Income
Dennis M. Bryan	Partner	Officer of Capital
Eric S. Ende	Portfolio Manager	Director of Source
Brian A. Selmo	Partner	Officer of Source
Mark Landecker	Partner	Officer of Source
Leora R. Weiner	Managing Director and General Counsel	(2)

(1)                                 The address of each company named is 11601 Wilshire Boulevard, Suite 1200, Los Angeles, California 90025

(2)                                 A description of such person’s other affiliations is given under the caption “Fund Directors and Officers” in Part B hereof.

ITEM 32. PRINCIPAL UNDERWRITERS.

(a)                                 UMB Distribution Services, LLC, the principal underwriter for Registrant, acts as a principal underwriter for Aspiriant Trust, Cheswold Lane Funds, FPA Paramount Fund, Inc., FPA Capital Fund, Inc., FPA New Income, Inc., FPA U.S. Value Fund, Inc. (formerly, FPA Perennial Fund, Inc.), Green Century Funds, The Marsico Investment Fund, Scout Funds, Vericimetry Funds, The Westport Funds, and Stewart Capital Mutual Funds.

(b)                                 The following information is furnished with respect to each director and officer of UMB Distribution Services, LLC.

Name and Principal Business Address(1)	Positions and Offices with Principal Underwriter	Positions and Offices with Registrant
Maureen Quill	President	None
Christine L. Mortensen	Treasurer	None
Constance Shannon	Secretary	None
Karen L. Fay Luedtke	Chief Compliance Officer	None

(1)                                 235 West Galena Street, Milwaukee, Wisconsin, 53212

(c)                                  Not applicable.

ITEM 33. LOCATION OF BOOKS AND RECORDS.

The account books and other documents required to be maintained by Registrant pursuant to Section 31(a) of the Investment Company Act of 1940 and the Rules thereunder will be maintained at the offices of:

(a)                                 First Pacific Advisors, LLC, 11601 Wilshire Blvd., Suite 1200, Los Angeles, California 90025 (records as investment adviser and prior administrator);

(b)                                 State Street Bank and Trust Company, One Lincoln Street, Boston, MA 02111 (records as administrator and custodian);

(c)                                  UMB Fund Services, Inc., 235 W. Galena Street, Milwaukee, WI 53212 (records as transfer agent and shareholder service agent); and

(d)                                 UMB Distribution Services, LLC, 235 W. Galena Street, Milwaukee, WI 53212 (records relating to its function as distributor).

ITEM 34. MANAGEMENT SERVICES.

There is no management-related service contract under which services are provided to Registrant which is not discussed in Parts A or B hereof.

ITEM 35. UNDERTAKINGS.

Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Post-Effective Amendment to its Registration Statement under Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment to its Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of Los Angeles, State of California, on the 28th day of January, 2016.

FPA NEW INCOME, INC.

By:	/s/ J. Richard Atwood
J. Richard Atwood
President

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to Registration Statement has been signed below by the following persons in the capacities and on the dates indicated:

Signatures	Title	Date

/s/ J. Richard Atwood	President	January 28, 2016
J. Richard Atwood	(Principal Executive Officer)

/s/ E. Lake Setzler III	Treasurer	January 28, 2016
E. Lake Setzler III	(Principal Financial Officer)

/s/ Robert L. Rodriguez*	Director	January 28, 2016
Robert L. Rodriguez

/s/ Thomas P. Merrick*	Director	January 28, 2016
Thomas P. Merrick

/s/ Alfred E. Osborne, Jr.*	Director	January 28, 2016
Alfred E. Osborne, Jr.

/s/ A. Robert Pisano*	Director	January 28, 2016
A. Robert Pisano

/s/ Patrick B. Purcell*	Director	January 28, 2016
Patrick B. Purcell

/s/ Allan M. Rudnick*	Director	January 28, 2016
Allan M. Rudnick

/s/ Mark L. Lipson*	Director	January 28, 2016
Mark L. Lipson

* By:	/s/ J. Richard Atwood
J. Richard Atwood
as Attorney-in-Fact

EXHIBIT INDEX

Exhibit No.	Document

(j)	Consent of Independent Public Registered Accounting Firm